                                                                  [LOGO]

                                                 ADVANTUS SERIES FUND, INC.
                                          ANNUAL REPORT DECEMBER 31, 1999

                                   GROWTH PORTFOLIO
                                   BOND PORTFOLIO
                                   MONEY MARKET PORTFOLIO
                                   ASSET ALLOCATION PORTFOLIO
                                   MORTGAGE SECURITIES PORTFOLIO
                                   INDEX 500 PORTFOLIO
                                   CAPITAL APPRECIATION PORTFOLIO
                                   INTERNATIONAL STOCK PORTFOLIO
                                   SMALL COMPANY GROWTH PORTFOLIO
                                   MATURING GOVERNMENT BOND 2002 PORTFOLIO
                                   MATURING GOVERNMENT BOND 2006 PORTFOLIO
                                   MATURING GOVERNMENT BOND 2010 PORTFOLIO
                                   VALUE STOCK PORTFOLIO
                                   SMALL COMPANY VALUE PORTFOLIO
                                   GLOBAL BOND PORTFOLIO
                                   INDEX 400 MID-CAP PORTFOLIO
                                   MACRO-CAP VALUE PORTFOLIO
                                   MICRO-CAP GROWTH PORTFOLIO
                                   REAL ESTATE SECURITIES PORTFOLIO

TABLE OF CONTENTS

                                                                Page No.
HOW TO USE THIS REPORT .....................................           1
PORTFOLIO TOTAL RETURN .....................................           2
PRESIDENT'S LETTER .........................................           3
PORTFOLIO MANAGER REVIEWS
   Growth Portfolio ........................................           4
   Bond Portfolio ..........................................           6
   Money Market Portfolio ..................................           8
   Asset Allocation Portfolio ..............................          10
   Mortgage Securities Portfolio ...........................          12
   Index 500 Portfolio .....................................          14
   Capital Appreciation Portfolio ..........................          16
   International Stock Portfolio ...........................          18
   Small Company Growth Portfolio ..........................          20
   Maturing Government Bond 2002 Portfolio .................          22
   Maturing Government Bond 2006 Portfolio .................          22
   Maturing Government Bond 2010 Portfolio .................          22
   Value Stock Portfolio ...................................          26
   Small Company Value Portfolio ...........................          28
   Global Bond Portfolio ...................................          30
   Index 400 Mid-Cap Portfolio .............................          32
   Macro-Cap Value Portfolio ...............................          34
   Micro-Cap Growth Portfolio ..............................          36
   Real Estate Securities Portfolio ........................          38
INDEPENDENT AUDITORS' REPORT ...............................          40
INVESTMENTS IN SECURITIES
   Growth Portfolio ........................................          41
   Bond Portfolio ..........................................          43
   Money Market Portfolio ..................................          46
   Asset Allocation Portfolio ..............................          48
   Mortgage Securities Portfolio ...........................          54
   Index 500 Portfolio .....................................          58
   Capital Appreciation Portfolio ..........................          66
   International Stock Portfolio ...........................          68
   Small Company Growth Portfolio ..........................          72
   Maturing Government Bond 2002 Portfolio .................          75
   Maturing Government Bond 2006 Portfolio .................          76
   Maturing Government Bond 2010 Portfolio .................          77
   Value Stock Portfolio ...................................          78
   Small Company Value Portfolio ...........................          80
   Global Bond Portfolio ...................................          82
   Index 400 Mid-Cap Portfolio .............................          86
   Macro-Cap Value Portfolio ...............................          92
   Micro-Cap Growth Portfolio ..............................          94
   Real Estate Securities Portfolio ........................          96
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities ....................          98
   Statements of Operations ................................         102
   Statements of Changes in Net Assets .....................         106
   Notes to Financial Statements ...........................         114

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 41.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Ascend Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEAR ENDED DECEMBER 31, 1999
PERCENTAGE OF RETURN
Growth                         25.7%
Bond                           -2.7%
Money Market                    4.7%
Asset Allocation               15.2%
Mortgage Securities             2.0%
Index 500                      20.3%
Capital Appreciation           21.5%
International Stock            21.4%
Small Company Growth           45.6%
MGB 2002                       -0.5%
MGB 2006                       -7.8%
MGB 2010                      -11.5%
Value Stock                     0.3%
Small Company Value            -3.1%
Global Bond                    -7.8%
Index 400 Mid-Cap              16.0%
Macro-Cap Value                 7.2%
Micro-Cap Growth              148.8%
Real Estate Securities         -3.9%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews for information regarding the standardized performance for 1, 5 and 10 years.

Letter from the President                                                [PHOTO]

Dear Shareholders:

Over the past year, the key themes in our updates were consistent: global economic recovery, continued U.S. growth with low inflation, investors' affinity for and fickleness with the capital markets, and glitch-free passage into the next millennium. We expect that these themes will likely continue in 2000; turning a calendar page has little to do with the conduct of economies or markets. Most economic and market conditions play out over a period of time. However, transition should not be mistaken for tranquillity; volatility was extremely evident in the markets over the past 12 months, and we expect the same for the upcoming year.

Throughout 1999, many of the world's economies were mending. Asia, including economically devastated Japan, showed signs of a sustainable recovery. Europe improved, equity markets soared and growth in the U.S. climbed higher. As the year ended, many of the world's economies looked brighter, and the U.S. continued to shine. In the U.S., economic growth accelerated. The inflation-wary Federal Reserve again tapped the brakes to slow the U.S. growth engine by raising the Fed Funds rate on November 16. With this last move, the Federal Reserve raised the Fed Funds rate 75 basis points (.75 percent) for 1999. Additional increases are likely in 2000.

Large cap stocks were again strong performers in 1999. The S&P 500 Index* finished the year up 21.01 percent despite increasing interest rates, continuing fears of future interest rate hikes, looming Y2K issues and recovery of many foreign economies. The S&P 500's* five-year performance of 143 percent (an annual average return of 28.54 percent) is the best since 1926. The technology sector was the story for 1999. With an Index weight of 25.32 percent--the largest in the Index and almost double the allocation from December 1998--technology provided more than two-thirds of the 1999 Index return.

The steady climb in interest rates throughout the year sent bond prices lower. The bond market suffered its worst year-end performance since 1994 and the second worst since 1973. Rising interest rates, low unemployment, inflationary fears and a runaway stock market did not bode well for the bonds. Within the fixed income market, U.S. Treasury securities were the biggest losers on a total return basis. They returned -2.56 percent for the year. All the other sectors--broadly defined as the spread sectors--outperformed U.S. Treasuries. Mortgage-backed securities were the best-performing group followed by Corporate bonds.

Y2K was essentially a technological non-event for the U.S. We moved into the new millennium with significant fanfare around the world; so far, no major business concerns have emerged. This is largely due to the extensive work and trouble-shooting efforts by a small army of technology workers over the last several years.

We expect that Asia's recovery, including Japan, will continue. We believe the growth in Europe will also continue. It appears that more countries are moving toward free market economies. As these countries embrace the free market system, we anticipate that capital will flow more efficiently and competition will increase. Historically, price competition keeps global inflation lower.

On the domestic front, we expect growth to slow. The Federal Reserve will likely adopt a "tightening" posture through the first half of 2000 to reign in the economic growth rate.

We expect that fundamentals for the stock market (i.e., earnings growth, moderate inflation, and good productivity numbers) will remain very strong.

A technological revolution is driving the U.S. economy. Spending to retrofit U.S. industry has pushed economic growth and productivity. It is likely that market euphoria will spill over, and corrections will still occur in the economy and the marketplace. However, this "new economy" is creating excitement and the potential to bring significant opportunity to long-term investors.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Series Fund, Inc.

*The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]

THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
The Growth Portfolio seeks
the long-term accumulation
of capital, with current
income as a secondary
objective. It invests
primarily in common stocks
and other equity
securities.

GROWTH PORTFOLIO

PERFORMANCE
The Growth Portfolio generated a total return of 25.67 percent* for the year ended December 31, 1999. In comparison, the Russell 1000 Growth Index** returned
33.14 percent for the same period.

PERFORMANCE ANALYSIS
The Portfolio had another very good year, gaining 25.67 percent. Accelerating corporate earnings growth combined with low inflation created the ingredients for a continuation of the bull market of the 1990s. What stands out for the 1999 stock market was the divergence in returns across its many facets. Basically, the higher the risk level, the better the return. Investors threw caution to the wind investing in the high growth Internet, technology, and telecommunications equipment stocks while putting aside valuation considerations. As a result, the Portfolio's returns were much better than the market overall, yet lagged many of its more aggressive peers in the growth category. 1999 was clearly a momentum market.

The strongest sectors of the market were Technology, at a 79 percent return, followed by Capital Goods and Consumer Cyclicals. The Portfolio had significant investments in these areas which helped the Portfolio. Technology stocks that significantly contributed to the Portfolio's performance over the past year include: JDS Uniphase (optical communications components) gaining 250 percent,* Sun Microsystems (computer hardware) at 170 percent,* Nokia Oyj (wireless) at 160 percent,* and EMC Corp (computer storage) at 150 percent.* Note that the gains for the year are for the time period that we owned the stock. The Consumer Cyclical sector also provided the Portfolio with several winners including:
Omnicom Group (advertising) at 74 percent,* Wal-Mart at 69 percent,* and Home Depot at 66 percent.*

The lagging sectors of the market, and the Portfolio, were in Health Care, Consumer Staples and the Financials. Slow earnings growth rates hurt Health Care and Consumer Staples, while higher interest rates hurt the Financials. Stocks were selectively sold from these weaker areas as they failed to meet our investment criteria. Due to deteriorating fundamentals, we sold our entire position in several stocks over the past year including: Service Corporation International (death care services), Philip Morris (tobacco), Coca-Cola, and Health Management Associates (small market hospitals).

The overall performance of the Portfolio was strong with returns above 25 percent,* following two years of over 30 percent returns.* The 12-month return for 1999 exceeded the return for the broader market measured by the S&P 500 Index,+ yet it did not match the return of the Russell 1000 Growth Index.** One of the primary reasons the Portfolio did not perform to the level of the Russell Index** was the lack of participation in the many very high growth companies in the mid to smaller capitalization sector of the market. During the year we saw breathtaking upward moves of many of the small to mid-sized company stocks. Many of these companies of the "new economy" soared to unbelievable heights despite the fact that they are really unproven small companies, many with little revenues and no earnings. Sticking to our long-term strategy of investing in established companies, the Portfolio basically did not invest in these companies--therefore we did not participate in the unbelievable returns from this sector of the market.

We have added several new growth stocks to the Portfolio including personal computer leader Gateway, America Online, JDS Uniphase (fiberoptic communications), Applied Materials (semiconductor equipment), and wireless communications leader Nokia Oyj. The majority of large companies with high earnings growth rates are in the Technology sector, so it is no surprise that many of our new ideas are coming from that sector.

OUTLOOK
The fundamentals for the market continue to be very strong. Earnings growth has picked up while inflation remains benign. Over the short term we expect that the market will have to deal with the negative impacts of climbing interest rates as the Federal Reserve will likely adopt a "tightening" posture through the first half of 2000 to slow the economic growth rate to a less torrid pace. This could cause near term volatility in a longer term bull market.

We will continue to apply our fundamental analysis to discover and invest in companies we believe can sustain above average earnings growth throughout an economic cycle. This strategy will allow us to maximize the long-term capital appreciation of the Portfolio.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET       % OF STOCK
COMPANY                                        SHARES        VALUE       PORTFOLIO
-------                                       --------   -------------   ----------
Cisco Systems, Inc. ........................  387,300    $ 41,489,513       7.1%
General Electric Company....................  266,300      41,209,925       7.0%
Lucent Technologies, Inc. ..................  340,100      25,443,731       4.3%
Intel Corporation...........................  291,000      23,952,938       4.1%
Microsoft Corporation.......................  194,500      22,707,875       3.9%
EMC Corporation.............................  207,300      22,647,525       3.8%
Nokia Oyj...................................  103,900      19,741,000       3.4%
Sun Microsystems, Inc. .....................  249,600      19,328,400       3.3%
Home Depot, Inc. ...........................  269,850      18,501,591       3.1%
Wal-Mart Stores, Inc. ......................  259,100      17,910,287       3.0%
                                                         ------------      ----
                                                         $252,932,785      43.0%
                                                         ============      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   1.0%
Utilities                           1.3%
Communication Services              1.8%
Financial                           5.3%
Consumer Staples                    8.2%
Consumer Cyclical                  10.7%
Health Care                        11.4%
Capital Goods                      12.4%
Technology                         47.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                         25.67%
Five year                        26.88%
Ten year                         17.19%
                                 Growth           Russell 1000
                              Portfolio      CPI  Growth Index
12/31/89                        $10,000  $10,000       $10,000
12/31/90                        $10,021  $10,618        $9,974
12/31/91                        $13,434  $10,934       $14,079
12/31/92                        $14,082  $11,259       $14,784
12/31/93                        $14,741  $11,568       $15,210
12/31/94                        $14,860  $11,892       $16,486
12/31/95                        $18,468  $12,193       $22,618
12/31/96                        $21,635  $12,596       $27,848
12/31/97                        $28,864  $12,819       $36,335
12/31/98                        $38,880  $13,025       $50,401
12/31/99                        $48,858  $13,365       $67,102

On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1989 through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

PERFORMANCE UPDATE

[PHOTO]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Bond Portfolio seeks
as high a level of
long-term total return as
is consistent with prudent
investment risk.
Preservation of capital is
a secondary objective. The
Bond Portfolio invests in
long-term, fixed income,
high quality debt
instruments.

BOND PORTFOLIO

PERFORMANCE
The Bond Portfolio generated a total return of -2.73 percent* for the year ended December 31, 1999. The Lehman Brothers Government/Corporate Bond Index** returned -2.15 percent for the same period.

PERFORMANCE ANALYSIS
The steady climb in interest rates throughout the year sent bond prices lower. The bond market suffered its worst performance year since 1994 and the second worst since 1973. When the year began, global economies had just begun to stabilize after the 1998 crisis involving Russia's default and Asia's economic problems. U.S. interest rates had been driven lower by a worldwide flight to quality and a Federal Reserve actively lowering short-term interest rates to provide liquidity to a stressed global economic situation. During 1999, the world began to mend. Japan and Southeast Asia showed signs of economic recovery, Europe improved, equity markets soared and the U.S. growth moved even higher. The Federal Reserve recognized the changing landscape and began to apply the brakes on a strong domestic economy. They raised short-term interest rates 25 basis points (.25 percent) on three occasions during the year. Besides strong growth, the Fed was also concerned about low unemployment, inflationary pressures and a runaway stock market. The bond market heeded the warning as interest rates moved significantly higher across the yield curve.

By year-end, the 2, 5, and 10-year yields on U.S. Treasury Notes rose 170 basis points to yield north of six percent. The 30-year U.S. Treasury Bond yield rose 139 basis points to yield 6.48 percent.

Within the fixed income market, U.S. Treasury securities were the biggest losers on a total return basis. They returned a -2.56 percent for the year. All the other sectors; broadly defined as the spread sectors, outperformed U.S. Treasuries. Mortgage-backed securities were the best performing group posting a +1.86 percent return. Asset-backed securities returned +1.81 percent. Corporate bonds outperformed Treasuries by 60 basis points but their return was a -1.96 percent for the year, while U.S. agency securities returned a -0.94 percent.

The Portfolio's performance was negatively impacted by our decision to hold too much duration (longer maturity bonds) early in the year as interest rates rose. Mid-year we shortened our duration to market neutral, which helped slow the losses. The decision to overweight the spread sectors throughout the year added to performance, but it was not enough to overcome the longer duration position in the first half of the year.

OUTLOOK
The Portfolio will be kept very close to duration neutral or slightly short duration until there are signs that the economy is slowing down. When that time comes, we feel that adding longer maturity bonds would be prudent. We expect that the overweight to the spread sectors will be lightened in the first quarter of 2000 to take advantage of the recent spread tightening and prepare for a potentially wider spread environment in the second half of 2000.

The bond market has been under pressure since the fall of 1998 and that pressure is likely to continue into the first half of 2000. The bond market has worried about strong growth, high flying equity markets, inflation, a labor shortage and the Federal Reserve needing to slow this economy through use of tighter monetary policy. We see this trend continuing until something gives way. When interest rates eventually move high enough, they will slow the economy down, cause a correction in the stock market, or both. Until then, look for much of the same pattern--a methodical rise in interest rates. When we reach this inflexion point, a strong rally in bonds will prevail. Are we 25, 50 or 100 basis points (.25, .50, or 1 percent) away; that is the big question. While this is difficult to call, we feel that we are a lot closer to this level today than we were twelve months ago.

TEN LARGEST BOND HOLDINGS

                                                            MARKET      % OF BOND
COMPANY                                                     VALUE       PORTFOLIO
-------                                                  ------------   ---------
U.S. Treasury Bond--6.125%, 08/15/29...................  $ 8,485,598       5.0%
U.S. Treasury Note--5.250%, 08/15/03...................    8,095,500       4.8%
U.S. Treasury Bond--5.625%, 02/15/06...................    7,176,562       4.2%
U.S. Treasury Bond--5.250%, 02/15/29...................    6,617,504       3.9%
U.S. Treasury Bond--6.625%, 03/31/02...................    6,444,000       3.8%
PNC Bank Corporation--6.728%, 01/25/07.................    5,377,185       3.2%
U.S. Treasury Bond--5.875%, 11/15/05...................    5,340,159       3.1%
General Electric Capital Corporation--6.290%,
  12/15/01.............................................    4,944,670       2.9%
Crown Cork & Seal Company, Inc.--7.125%, 09/01/02......    4,941,470       2.9%
Enron Corporation--6.725%, 11/17/08....................    4,860,786       2.8%
                                                         -----------      ----
                                                         $62,283,434      36.6%
                                                         ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury                      25.7%
U.S. Government Agencies            7.0%
AAA Rated                           9.1%
AA Rated                            5.1%
A Rated                            18.4%
BBB Rated                          26.7%
BB Rated                            1.5%
Preferred Stock                     4.8%
Cash and Other Assets/Liabilities   1.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
                LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                              -2.73%
Five year                              6.84%
Ten year                               7.02%
                                                   Lehman Brothers
                                              Government/Corporate
                              Bond Portfolio            Bond Index      CPI
12/31/1989                           $10,000               $10,000  $10,000
12/31/1990                           $10,723               $10,829  $10,618
12/31/1991                           $12,610               $12,576  $10,934
12/31/1992                           $13,451               $13,531  $11,259
12/31/1993                           $14,830               $15,057  $11,568
12/31/1994                           $14,155               $14,532  $11,892
12/31/1995                           $16,950               $17,070  $12,193
12/31/1996                           $17,453               $17,565  $12,596
12/31/1997                           $19,097               $19,279  $12,819
12/31/1998                           $20,258               $21,105  $13,025
12/31/1999                           $19,705               $21,130  $13,365

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1989 through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Government/Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

PERFORMANCE UPDATE

[PHOTO]

STEVEN NELSON, CFA
PORTFOLIO MANAGER
The Money Market Portfolio
seeks maximum current
income to the extent
consistent with liquidity
and the preservation of
capital. It invests in
short-term money market
instruments and other debt
securities that mature
within 397 days.
INVESTMENT IN THE MONEY
MARKET PORTFOLIO IS
NEITHER INSURED NOR
GUARANTEED BY THE U.S.
GOVERNMENT OR ANY OTHER
FEDERAL AGENCY, AND THERE
CAN BE NO ASSURANCE THAT
THE PORTFOLIO WILL BE ABLE
TO MAINTAIN A STABLE NET
ASSET VALUE OF $1.00 PER
SHARE.

MONEY MARKET PORTFOLIO

PERFORMANCE
The Money Market Portfolio's total return for the year ended December 31, 1999 was 4.71 percent.* The three-month U.S. Treasury Bill returned 4.91 percent for the same period. The Portfolio's compound yield was 5.34 percent* and the simple yield was 5.20 percent* for the seven days ended December 31, 1999.

PERFORMANCE ANALYSIS
At the beginning of the year, financial markets and investor confidence were just recovering from the turmoil caused by a number of global crises that occurred in the second half of 1998 (e.g., Russia defaulting on its debt, hedge fund collapses in the U.S., and economic woes in Asia). Interest rates in the U.S. were driven lower by a worldwide flight to quality and a Federal Reserve that aggressively lowered short-term interest rates to provide liquidity to strained financial markets. In response to the Fed's moves, stocks rebounded, fears of a global meltdown subsided and investors reversed their flight to quality trade.

With market conditions improved and the Fed finished cutting rates, U.S. interest rates moved steadily higher throughout 1999 as multiple signs of robust economic growth in the U.S. fueled inflation and growth concerns. Thus, investors experienced a stark reversal in the market's tone over the course of the year. Whereas the year started with the Fed lowering interest rates, the year ended with significantly higher interest rates and with the Fed having increased the Fed Funds rate by 25 basis points on three occasions (June 30, August 24, and November 16, 1999). By year's end, the Fed Funds rate stood at
5.50 percent, and the bond market had suffered its worst performance year since 1994 and second worst since 1973.

The higher interest rates resulted in negative returns for most major bond indexes (e.g., the Lehman Aggregate Index) over the past year, a rare occurrence in the fixed income universe. Returns on shorter U.S. Treasury securities, however, were significantly better. For example, the total returns of the 3-month and 6-month U.S. Treasury Bills over the past year were 4.90 and 4.74 percent, respectively. As a result, money market funds provided investors with significantly higher returns over this past year when compared to the returns of most other major bond indexes. In addition, the increase in interest rates has raised the yields on money market portfolios to rather attractive levels, especially considering that they continue to provide excellent liquidity and stability.*

As most investors would agree, volatility across different financial markets and sectors seems to have become the norm rather than the exception. Despite this, high-quality commercial paper continues to offer excellent safety and liquidity as well as attractive yields.* The Portfolio has approximately 95% of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's rating agencies).

The Portfolio's holdings continue to be well diversified over a variety of stable industries and do not include any holdings in the more volatile brokerage sector. Our goal throughout this reporting period has been to maintain the average days to maturity of the Portfolio in the range of 40 to 50 days. To that end, the average days to maturity as of December 31, 1999 stood at 44 days.

OUTLOOK
Despite the significant rise in interest rates over the past year, we feel that rates may still creep even higher over the next few months. This view is based on the ongoing strength of the U.S. economy and our view that the Fed will raise the Fed Funds rate on more than one occasion over the next two quarters. We continue to believe, however, that most of the damage has already been done and that rates will not move up to the same extent that they did in 1999. Over the next three to six months, we expect that high quality commercial paper yields will likely stay near 5.50 percent and will offer investors a very safe haven as well as attractive returns compared to other longer-term fixed income opportunities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE DAYS TO MATURITY  NUMBER
                          OF DAYS
1/6/99                         55
1/13/99                        53
1/20/99                        59
1/28/99                        55
2/3/99                         56
2/10/99                        53
2/17/99                        52
2/24/99                        52
3/3/99                         56
3/10/99                        70
3/17/99                        66
3/24/99                        66
3/31/99                        61
4/7/99                         61
4/14/99                        62
4/21/99                        62
4/28/99                        66
5/5/99                         65
5/12/99                        72
5/19/99                        65
5/26/99                        74
6/2/99                         67
6/9/99                         65
6/16/99                        65
6/23/99                        66
6/30/99                        62
7/7/99                         64
7/14/99                        65
7/21/99                        68
7/28/99                        66
8/4/99                         64
8/11/99                        60
8/18/99                        63
8/25/99                        61
9/1/99                         59
9/8/99                         62
9/15/99                        62
9/22/99                        62
9/29/99                        64
10/6/99                        60
10/13/99                       64
10/20/99                       64
10/27/99                       59
11/3/99                        58
11/10/99                       57
11/17/99                       54
11/24/99                       59
12/1/99                        58
12/8/99                        58
12/15/99                       55
12/22/99                       55
12/29/99                       44

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SEVEN-DAY COMPOUND YIELD*  PERCENTAGE
1/6/1999                         4.6%
1/13/1999                        4.6%
1/20/1999                        4.6%
1/28/1999                        4.5%
2/3/1999                         4.3%
2/10/1999                        4.4%
2/17/1999                        4.4%
2/24/1999                        4.4%
3/3/1999                         4.4%
3/10/1999                        4.4%
3/17/1999                        4.4%
3/24/1999                        4.4%
3/31/1999                        4.5%
4/7/1999                         4.5%
4/14/1999                        4.4%
4/21/1999                        4.3%
4/28/1999                        4.3%
5/5/1999                         4.6%
5/12/1999                        4.5%
5/19/1999                        4.4%
5/26/1999                        4.4%
6/2/1999                         4.4%
6/9/1999                         4.5%
6/16/1999                        4.5%
6/23/1999                        4.5%
6/30/1999                        4.4%
7/7/1999                         4.6%
7/14/1999                        4.7%
7/21/1999                        4.6%
7/28/1999                        4.6%
8/4/1999                         4.6%
8/11/1999                        4.6%
8/18/1999                        4.7%
8/25/1999                        4.7%
9/1/1999                         4.8%
9/8/1999                         4.8%
9/15/1999                        4.9%
9/22/1999                        4.9%
9/29/1999                        4.9%
10/6/1999                        4.9%
10/13/1999                       4.9%
10/20/1999                       5.0%
10/27/1999                       5.0%
11/3/1999                        5.1%
11/10/1999                       5.2%
11/17/1999                       5.1%
11/24/1999                       5.2%
12/1/1999                        5.3%
12/8/1999                        5.3%
12/15/1999                       5.3%
12/22/1999                       5.2%
12/29/1999                       5.4%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other Federal Agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

PERFORMANCE UPDATE

[PHOTO]

THOMAS GUNDERSON, CFA
PORTFOLIO MANAGER
The Asset Allocation
Portfolio seeks as high a
level of long-term total
rate of return as is
consistent with prudent
investment risk. It
invests in common stocks
and other equity
securities, bonds and
money market instruments.
The mix of investments is
varied by the Portfolio's
management as economic
conditions indicate.

ASSET ALLOCATION PORTFOLIO
PERFORMANCE
The Asset Allocation Portfolio generated a total return of 15.17 percent* for the year ended December 31, 1999. The Portfolio's benchmarks, the Russell 1000 Growth Index** returned 33.14 percent, and the Lehman Brothers Aggregate Bond Index+ returned -.83 percent for the same period. A blended index comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ returned 18.80 percent for the same period.
PERFORMANCE ANALYSIS
The driving factor for the market over the past year has been the very strong economy, which has led to acceleration in corporate earnings growth and higher interest rates. What stands out for the 1999 stock market was the divergence in returns across its many facets. Basically, the higher the risk level, the better the return. Investors threw caution to the wind investing in the high growth Internet, technology, and telecommunications equipment stocks while putting aside valuation considerations.

The bond market had a tough year as interest rates climbed from about a 4.65 percent yield on the 10-year U.S. Treasury bond at the beginning of the year to a 6.48 percent yield at year's end. The associated drop in bond values was nearly offset by their yield over the year.

STOCKS: The Technology sector led the market with Internet stocks at the forefront. Explosive growth of Internet usage and potential demand for applications are expected to fuel continued technology capital spending, as well as growth for Internet related companies. The Portfolio had a meaningful position in the Technology sector and was a beneficiary of the strong technology rally. Significant contributors to the Portfolio's performance from this sector included JDS Uniphase (optical communications components), Sun Microsystems (computer hardware), Cisco (networking), Lucent (telecommunications equipment), EMC Corp (data storage) and Lexmark (printers).

The strong economy led to growth in the Consumer Cyclical sector of the market. Stocks in this sector that contributed to the Portfolio's performance include advertising leader Omnicom Group, and the excellent retailers Home Depot, and Wal-Mart.

The lagging sectors of the market and the Portfolio were in Health Care, Consumer Staples and the Financials. Slow earnings growth rates hurt Health Care and Consumer Staples, while higher interest rates hurt the Financials. Stocks in the Fund were selectively sold from these weaker areas as they failed to meet our investment criteria. Due to deteriorating fundamentals we sold our entire position in several stocks over the past year including Service Corporation International (death care services), Philip Morris (tobacco), Coca-Cola, Health Management Associates (small market hospitals) and Proctor & Gamble (household products).

We added several new growth stocks to the Portfolio including personal computer leader Gateway, America Online, JDS Uniphase, Applied Materials (semiconductor equipment), and wireless communications leader Nokia. The majority of large companies with high earnings growth rates are in the Technology sector, so it is no surprise that many our new ideas are coming from that sector.

BONDS: The steady climb in U.S. interest rates throughout the year sent bond prices lower. The bond market suffered its worst performance year since 1994 and the second worst since 1973. At year-end, the 2, 5, and 10-year yields on U.S. Treasury Notes rose 170 basis points to yield north of six percent. The 30-year U.S. Treasury Bond yield rose 139 basis points to yield 6.48 percent.

ASSET ALLOCATION: The movements in the asset allocation of the Portfolio between stocks, bonds and cash were relatively modest over the past year. At the start of the reporting period stocks were 70 percent of the Portfolio's total net assets. Associated with the rally in stocks, they were sold down to 62 percent of the Portfolio. In October, bonds were trimmed with the money going back into stocks. REITs continue to comprise about 5.3 percent of the common stocks in the Portfolio. Over the year, the bond weighting moved up from 28 percent to 34 percent during the late summer when corporate spreads were very attractive, then back to the current 28 percent level. The higher yields now available in bonds provided an attractive return potential versus their level of risk and the current low level of inflation. Cash was maintained between 1 and 5 percent over the past year. The asset allocation on the last day of the reporting period (12/31/99) was 73 percent stocks, 25 percent bonds, and 2 percent cash and other assets/liabilities.

OUTLOOK
Healthy corporate earnings growth along with benign inflation historically* has been a very good fundamental backdrop for the financial markets. Over the short term we expect that the markets will have to deal with the negative impacts of climbing interest rates as the Federal Reserve will likely adopt a "tightening" posture through the first half of 2000 to slow the economic growth. We feel that the stock market will likely continue to see significant levels of volatility as it sorts out some of the excesses that have occurred in the momentum market of 1999. For bonds, we foresee that 2000 will likely be better than 1999.

In our opinion, over the long run, fundamental economic variables dominate the movements of the financial markets. We believe the fundamentals are very good and are likely to remain strong. As always, we will position the Portfolio to significantly participate in strong market advances while protecting your capital during periods of market decline.

FIVE LARGEST STOCK HOLDINGS

                                                            MARKET       % OF STOCK
COMPANY                                        SHARES        VALUE       PORTFOLIO
-------                                       --------   -------------   ----------
Cisco Systems, Inc. ........................  329,350    $ 35,281,619       6.4%
General Electric Company....................  194,752      30,137,872       5.5%
Intel Corporation...........................  259,300      21,343,631       3.9%
Lucent Technologies, Inc. ..................  283,400      21,201,863       3.9%
Microsoft Corporation.......................  169,300      19,765,775       3.6%
                                                         ------------      ----
                                                         $127,730,760      23.3%
                                                         ============      ====

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                              % OF BOND
RATING                                                        PORTFOLIO
------                                                        ---------
U.S. Treasury...............................................     5.1%
U.S. Government Agencies....................................    27.4%
AAA rated...................................................    13.6%
AA rated....................................................    11.7%
A rated.....................................................    19.1%
BBB rated...................................................    21.1%
BB rated....................................................     1.4%
D rated.....................................................      .6%
                                                               -----
                                                               100.0%
                                                               =====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bonds                              25.4%
Common Stocks                      71.9%
Preferred Stocks                    1.3%
Cash and Other Assets/Liabilities   1.4%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, RUSSELL 1000 GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX,
     A BLENDED INDEX OF 60 PERCENT RUSSELL 1000 GROWTH INDEX AND 40 PERCENT
         LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                15.17%
Five year                               18.97%
Ten year                                13.61%
                              Asset Allocation      CPI  Blended  Russell 1000       Lehman Brothers
                                     Portfolio             Index  Growth Index  Aggregate Bond Index
12/31/1989                             $10,000  $10,000  $10,000       $10,000               $10,000
12/31/1990                             $10,361  $10,618  $10,366        $9,973               $10,893
12/31/1991                             $13,353  $10,934  $13,569       $14,079               $12,636
12/31/1992                             $14,323  $11,259  $14,388       $14,784               $13,572
12/31/1993                             $15,249  $11,568  $15,207       $15,211               $14,896
12/31/1994                             $15,036  $11,892  $15,278       $15,616               $14,460
12/31/1995                             $18,797  $12,193  $19,779       $21,422               $17,131
12/31/1996                             $21,147  $12,596  $22,741       $26,375               $17,753
12/31/1997                             $25,162  $12,819  $27,760       $34,413               $19,468
12/31/1998                             $31,113  $13,025  $35,289       $47,736               $21,159
12/31/1999                             $35,833  $13,365  $39,661       $57,541               $21,278

On the chart above you can see how the Asset Allocation Portfolio's total return compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on December 31, 1989 through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market. +The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER
The Mortgage Securities
Portfolio seeks a high
level of current income
consistent with prudent
investment risk. The
Mortgage Securities
Portfolio will invest
primarily in
mortgage-related
securities.

MORTGAGE SECURITIES PORTFOLIO
PERFORMANCE
The Mortgage Securities Portfolio generated a total return of 1.99 percent* for the year ended December 31, 1999. The Lehman Brothers Mortgage-Backed Securities Index,** the Portfolio's benchmark, returned 1.85 percent for the same period.

PERFORMANCE ANALYSIS
Let's face it, the bond market has been in a foul mood all year. Interest rates have been on a gradual upward swing since the beginning of the year, as strong growth and the potential for rising inflation weighed heavily on investors' minds. Intermediate interest rates are up over 1.75 percent in the last year and in hindsight it's easy to see that we have just passed through the worst bear market for bonds since 1994. A select group of Wall Street's economists couldn't have been further off their beginning-of-the-year forecast of stable to lower rates of interest, inflation and growth.
For fixed income investors, mortgages were the place to be in 1999, as mortgages proved to be the only major fixed income asset class to deliver positive returns. Over the past year, the Portfolio is up 1.99 percent. These returns outpaced both our peer group, the Lipper U.S Mortgage/GNMA Category,+ and our Index, the Lehman Brothers Mortgage-Backed Securities Index,** which averaged
 .54 percent and 1.85 percent, respectively.
Looking forward, we feel that mortgage securities investors should continue to stand tall and be proud of their mortgage portfolio. In our opinion, the mortgage sector will remain an attractive asset class as we expect that it will continue to benefit from the same general themes that propelled it forward in 1999.
Mortgage securities outpaced many other bond categories for two primary reasons:
1.) Mortgage securities had lower overall duration early in the year.
2.) They rode out the phenomenal wave of spread tightening (difference between the interest rate earned on a mortgage security verses a Treasury security) that washed across the entire market later in the year.
In the end, mortgages proved to be the stand out asset class in what was otherwise a very difficult market for fixed income investors. There was really not a place to hide (other than cash) as rising rates ate into, and in some cases, ate through the income earned by investors. Relative to mortgages, the Treasury and corporate scorecards came in at -2.56 percent and -1.96 percent, respectively.
Coming into the year, we too were mildly optimistic about the potential for further capital appreciation. Looking for moderate price gains from slightly lower rates, but more meaningful performance from spread tightening. By the end of the first quarter, the opportunity for lower rates was fading. With uncertainty running high and the economy maintaining a full head of steam, we set out to park our duration right next to our index. Our efforts increasingly focused on spread tightening themes to drive values higher. Our sector and security focus would build on the same general economic themes that were pushing rates higher. Three primary themes that emerged for our core plus strategy were:
1.) Providing liquidity to liquidity-starved markets.
2.) Seeking non-index sectors and securities that had strong credit fundamentals, but were undervalued.
3.) Overweighting seasoned and less prepayment sensitive mortgage securities. Indeed, by mid year, the Federal Reserve was engaged in a campaign to tighten monetary policy and tame the consumer's insatiable appetite for goods and services. With consumers united in the battle cry of "buy the dip" and "shop till you drop", equity prices pushed higher and retail sales soared. With the labor markets grinding tighter, interest rates continued to march even higher. Concerns over fast prepayments were washed from the market and the race to purchase mortgage products began to drive spreads tighter.
For 1999, some of the best performing securities were those securities that entered the year liquidity challenged and trading at historically wide spreads. Some of these securities included:
1.) Higher coupon, shorter maturity agency mortgages, 2.) Investment grade non-agency residential and commercial mortgages, 3.) Collateralized mortgage obligations with limited extension risk (caused by lower prepayments).
While the path was not always straight, yield spreads did ultimately tighten more in these sectors and provided incremental returns to the portfolio.

OUTLOOK
Reining in the galloping economy with higher rates, we feel, appears to be the number one priority of both the bond market and the Federal Reserve. Until the market gets a sense that the Fed is nearing the end of its tightening cycle, it's hard to see the market rallying. In fact, we expect that rates may trend higher, at least until signs of economic moderation begin to emerge which would calm investors nerves. We do not know when rates will begin to move lower, but all the fundamentals give us faith that they will. Don't try to time this event. Looking at the mortgage market, it's easy to say that the market is not as undervalued today as it was at the beginning of the year. Relative to other fixed income asset classes, we feel that mortgages still offer a lot of value for the following reasons:
1.) Gross income rates on many mortgage securities are just shy of 8.0%.
2.) Demand for higher yielding, higher quality assets remains significant.
3.) Supply continues to decline.
4.) Prepayment issues will be MUCH ADO ABOUT NOTHING going forward.
5.) Credit fundamentals remain bright, especially among seasoned assets that have seen nice appreciation.
We are optimistic and believe that fixed income investors can look forward to a brighter future in the bond market.

HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA Rated                          43.8%
AA Rated                           19.6%
A Rated                            15.2%
BBB Rated                          14.6%
BB Rated                            3.6%
Preferred Stock                     1.2%
Cash and Other Assets/Liabilities   2.0%

SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                      48.0%
Private Placements                  1.9%
Private 144A Issue                 44.2%
Other Illiquid Securities           2.7%
Preferred Stock                     1.2%
Cash and Other Assets/Liabilities   2.0%

PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC MBS                           1.0%
FNMA MBS                            8.9%
GNMA MBS                            5.1%
Vendee MBS                          2.1%
Asset-Backed Securities             1.5%
MRBs                                5.1%
Whole Loan MBS                     52.9%
Commercial MBS                     19.6%
Corporate/Agency Bonds               .6%
Preferred Stock                     1.2%
Cash and Other Assets/Liabilities   2.0%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
   A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN
       BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               MORTGAGE       LEHMAN BROTHERS        CPI
                              SECURITIES         MORTGAGE-
                              PORTFOLIO   BACKED SECURITIES INDEX
12/31/1989                       $10,000                  $10,000  $10,000
12/31/1990                       $10,943                  $11,073  $10,618
12/31/1991                       $12,723                  $12,813  $10,934
12/31/1992                       $13,533                  $13,704  $11,259
12/31/1993                       $14,785                  $14,616  $11,568
12/31/1994                       $14,286                  $14,380  $11,892
12/31/1995                       $16,859                  $16,795  $12,193
12/31/1996                       $17,745                  $17,670  $12,596
12/31/1997                       $19,367                  $19,347  $12,819
12/31/1998                       $20,640                  $20,693  $13,025
12/31/1999                       $21,050                  $21,075  $13,365
AVERAGE ANNUAL TOTAL RETURN:
One year                           1.99%
Five year                          8.06%
Ten year                           7.73%

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1989 through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
+Average return of 8 mortgage-backed securities funds according to Lipper Analytical Services. The investors of these 8 funds are separate accounts funding variable life and variable annuity products.

PERFORMANCE UPDATE

[PHOTO]

JAMES SEIFERT
PORTFOLIO MANAGER
The Index 500 Portfolio+
seeks investment results
that correspond generally
to the price and yield
performance of the common
stocks included in the
Standard and Poor's
Corporation 500 Composite
Stock Index (S&P 500).**
It is designed to provide
an economical and
convenient means of
maintaining a broad
position in the equity
market as part of an
overall investment
strategy.

INDEX 500 PORTFOLIO

PERFORMANCE

For the year ended December 31, 1999, the Index 500 Portfolio generated a total return of 20.28 percent.* This compares to the S&P 500 Index,** which earned
21.01 percent for the same period.

PERFORMANCE ANALYSIS

The S&P 500 Index** finished the year up 21.01 percent despite increasing interest rates, continuing fears of future interest rate hikes, unknown Y2K issues and improving health in economies abroad. The S&P 500's** five-year performance of 143 percent is the best since 1926. The Technology sector was the story for 1999. With an index weight of 25.32 percent, the largest in the Portfolio and almost double the weight from December 1998, Technology provided over two-thirds of the Portfolio's 1999 return.

Large-cap stocks continued to dominate in 1999. The largest 100 securities within the Portfolio generated the majority of the 1999 total return. The Technology sector contributed 14 percent* to the Portfolio's year-to-date return, followed by Capital Goods with 2 percent.* Microsoft, Cisco, General Electric, Wal-Mart and Oracle led the large-cap charge. With an index weight of 10 percent and a cap-weighted return of -6 percent, Consumer Staples contributed the largest drag on performance with -.8 percent* return. The Health Care sector followed with a -.8 percent* return in 1999. Philip Morris, Pfizer, Compaq Computers and First Union Corporation led the negative contributors to the Index** for 1999.

OUTLOOK

We believe that the Federal Reserve will likely adopt a "tightening" posture through the first half of 2000 to reign in the economic growth rate. We expect that fundamentals for the stock market (i.e., earnings growth, moderate inflation, and good productivity numbers) will remain very strong. Over the short term, we feel that the market must cope with the negative impacts of climbing interest rates that could cause more volatility in a sustained bull market.

In response to a technological revolution, spending to retrofit U.S. industry is pushing economic growth and productivity. Market euphoria will likely spill over, and corrections may occur in the economy and the marketplace. However, this "new economy" is creating excitement and opportunity for long-term investors.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET       % OF STOCK
COMPANY                                        SHARES        VALUE       PORTFOLIO
-------                                       --------   -------------   ----------
Microsoft Corporation.......................  274,525    $ 32,050,794       4.9%
General Electric Company....................  173,350      26,825,912       4.1%
Cisco Systems, Inc. ........................  172,825      18,513,878       2.8%
Wal-Mart Stores, Inc. ......................  235,100      16,251,287       2.5%
Exxon Corporation...........................  182,454      14,698,950       2.3%
Intel Corporation...........................  177,725      14,628,989       2.3%
Lucent Technologies, Inc. ..................  165,535      12,384,087       1.9%
International Business Machines.............   95,250      10,287,000       1.6%
Citigroup, Inc. ............................  178,146       9,898,237       1.5%
America Online, Inc. .......................  118,100       8,909,169       1.4%
                                                         ------------      ----
                                                         $164,448,303      25.3%
                                                         ============      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   0.4%
Depository Receipt                  0.7%
Transportation                      0.7%
Utilities                           2.2%
Basic Materials                     3.4%
Energy                              5.4%
Capital Goods                       8.1%
Communication Services              8.8%
Health Care                         8.9%
Consumer Cyclical                   9.6%
Consumer Staples                   10.8%
Financial                          13.1%
Technology                         27.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
           A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              INDEX 500 PORTFOLIO  S & P 500 INDEX    CPI
12/31/1989                                $10,000          $10,000  $10,000
12/31/1990                                 $9,608           $9,686  $10,618
12/31/1991                                $12,466          $12,635  $10,934
12/31/1992                                $13,386          $13,598  $11,259
12/31/1993                                $14,693          $14,970  $11,568
12/31/1994                                $14,866          $15,157  $11,892
12/31/1995                                $20,341          $20,828  $12,193
12/31/1996                                $24,744          $24,768  $12,596
12/31/1997                                $32,752          $33,029  $12,819
12/31/1998                                $41,916          $42,468  $13,025
12/31/1999                                $50,419          $51,391  $13,365
AVERAGE ANNUAL TOTAL RETURN:
One year                                   20.28%
Five year                                  27.67%
Ten year                                   17.56%

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1989 through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by seperate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

PERFORMANCE UPDATE

[PHOTO]

CLARK WINSLOW, CFA
WINSLOW CAPITAL MANAGEMENT
The Capital Appreciation
Portfolio seeks growth of
capital. Investments will
be made based upon their
potential for capital
appreciation. While
Advantus Capital
Management, Inc. acts as
investment adviser for the
Portfolio, Winslow Capital
Management, Inc. provides
investment advice to the
Capital Appreciation
Portfolio under a
subadvisory agreement.

CAPITAL APPRECIATION PORTFOLIO

PERFORMANCE
For the year ended December 31, 1999, the Capital Appreciation Portfolio returned 21.51 percent.* This compares with the S&P 500 Index,** which returned
21.01 percent, and the Russell 1000 Growth Index,+ which returned 33.14 percent for the same period.

PERFORMANCE ANALYSIS
It happened again. For a record fifth consecutive year, the U.S. equity market in 1999 gained over 20 percent. Although returns in 1999, ranging from 21 percent for the S&P 500 Index** to a record smashing 86 percent for the NASDAQ, were more than pleasing--and better than anyone expected a year ago--the gains were very narrowly distributed. Again, as in 1998, more stocks declined for all of 1999 than advanced. Excluding technology and telecommunication companies, the S&P 500 Index** was flat for the year. According to one market analyst, stocks with no earnings gained on average more than 50 percent, while those with earnings were down an average of 20 percent. On the New York Stock Exchange, 36 percent of all common stocks declined 20 percent or more for the year.

The Internet is a transforming event that is changing the world, a new era of technological innovation. The success to date and tremendous potential can be explained by conventional economics. The technology-based sector of the economy keeps producing products that are cheaper, while performance gets better. As prices drop, demand rises. Increased volume helps spread overhead and reduce costs further. Through relentless innovation and brutal competition, technology and all of its manifestations is accelerating its growth with good profits for the leaders. These companies are increasing their return-on-equity and share of profits in the world economy. As technology based "stuff" gets cheaper, it puts pressure on the prices of other goods and services. This critical factor may be the primary cause of the narrowness in 1999 equity market returns.

The strongest performing sector in the equity market for 1999 was Technology. It comes as no surprise that a majority of the return in the Portfolio was also realized in technology companies. The best performing stocks in the Portfolio included long-time holdings Cisco Systems, Oracle Corporation, JDS Uniphase and Veritas Software. In addition, our strong stock selection in Consumer Service companies added value (relative to the Russell 1000 Growth Index+) with companies like Wal-Mart, Home Depot and CBS Corporation leading the way. The fear of reduced government payments for hospital services continued to overhang the entire Healthcare sector. For the quarter and year ended December 31, 1999, Healthcare Services performed poorly and detracted from the Portfolio's absolute return. Our slight overweight in Financial Service companies also negatively impacted results.

OUTLOOK
Many of the risks that presented themselves in the first few months of 1999--Brazil and Latin American potential economic chaos, Asian/Japanese economic weakness, U.S. trade deficit and Year 2000 computer uncertainties--seem to be behind us. This has led to a rebound in most global economies and greater visibility in European and Asian economic recoveries. On this basis, we expect Gross Domestic Product growth to persist, inflation to remain moderate and long-term interest rates to be relatively stable in 2000. The strongest component of economic growth, we feel, will likely come from the global demand for technology. As the world's appetite accelerates for Internet infrastructure, telecommunications bandwidth and wireless technologies, we see continued strength in the technology sector of the equity market.

The Portfolio owns companies that are well positioned to deliver potential strong earnings growth regardless of the general economic outlook. The investment process is based on "bottom up" fundamental analysis of "best" businesses. This process has led us to identify opportunities in Technology, Telecommunications and Consumer Services heading into 2000.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET       % OF STOCK
COMPANY                                        SHARES        VALUE       PORTFOLIO
-------                                       --------   -------------   ----------
EMC Corporation.............................  196,400    $ 21,456,700       4.7%
Microsoft Corporation.......................  177,700      20,746,475       4.6%
Cisco Systems, Inc. ........................  190,950      20,455,519       4.5%
Home Depot, Inc. ...........................  247,647      16,979,297       3.7%
America Online, Inc. .......................  206,800      15,600,475       3.4%
Nokia Oyj...................................   82,100      15,599,000       3.4%
CBS Corporation.............................  220,200      14,079,037       3.1%
AES Corporation.............................  178,500      13,342,875       2.9%
Solectron Corporation.......................  126,850      12,066,606       2.7%
General Electric Company....................   77,600      12,008,600       2.7%
                                                         ------------      ----
                                                         $162,334,584      35.7%
                                                         ============      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   0.7%
Transportation                      2.0%
Health Care                         2.2%
Utilities                           4.9%
Financial                           6.4%
Communication Services              6.8%
Consumer Cyclical                   8.1%
Capital Goods                       8.3%
Consumer Staples                    9.7%
Technology                         50.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
              RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                    21.51%
Five year                                   24.11%
Ten year                                    17.11%
                              Capital Appreciation  Russell 1000
                                         Portfolio  Growth Index      CPI
12/31/1989                                 $10,000       $10,000  $10,000
12/31/1990                                  $9,795        $9,974  $10,618
12/31/1991                                 $13,888       $14,079  $10,934
12/31/1992                                 $14,589       $14,784  $11,259
12/31/1993                                 $16,112       $15,210  $11,568
12/31/1994                                 $16,474       $16,486  $11,892
12/31/1995                                 $20,226       $22,618  $12,193
12/31/1996                                 $23,789       $27,848  $12,596
12/31/1997                                 $30,512       $36,335  $12,819
12/31/1998                                 $39,919       $50,401  $13,025
12/31/1999                                 $48,505       $67,102  $13,365

On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1989 through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal value will fluctuate so that shares upon redemption may be worth more or less than their original cost. Peformance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by seperate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

GARY CLEMONS
TEMPLETON INVESTMENT COUNSEL
The International Stock
Portfolio seeks long-term
capital growth. The
Portfolio will invest
primarily in common stocks
of companies and
governments outside the
United States. While
Advantus Capital
Management, Inc. acts as
investment adviser for the
portfolio, Templeton
Investment Counsel, Inc.
provides investment advice
to the International Stock
Portfolio under a
subadvisory agreement.

INTERNATIONAL STOCK PORTFOLIO

PERFORMANCE
For investors, 1999 was a year of mixed emotions. It was a time of growing Y2K nervousness and a level of market euphoria and individual investor participation, which drove overall market valuations to levels never achieved in market history. Traditional company analysis and standard market practices were generally ignored, as momentum investing remained supreme. Loss making corporations dominated the news, capturing investor attention and the highest valuations.

Within this environment, for the year ending December 31, 1999, the International Stock Portfolio generated a return of 21.43 percent.* This compares to the Morgan Stanley Capital EAFE Index,** which returned 27.30 percent during the same period.

PERFORMANCE ANALYSIS
By region, we continue to remain underweighted in Japan. This detracted from the performance as the MSCI Japan Index+ in US$ returned 62 percent on the year, as investors became more optimistic about the economic outlook and reacted to corporate restructuring announcements. While we are finding bargains in Japan, in general, valuations remain high relative to the earnings growth rates. Furthermore, the restructuring, which is occurring, will be a long drawn out process. At year-end, the Portfolio maintained a 9.8 percent weighting in Japan, with Sony and Nomura Securities representing our largest Japanese positions.

In Europe, investors have seen a dramatic change in management attitudes, with "shareholder value" the new mantra, and mergers, spin-offs and restructuring announcements coming at a furious pace. We are somewhat underweighted in Europe, but are heavily invested in the more "cyclical" areas, which are enjoying the returns from both restructuring activity and the renewal of global economic growth. Our stock selection in the UK detracted from performance. The stocks are lagging due to fears of increased competition, as well a lackluster economic situation in the UK.

Finally, from an industry perspective, our exposure to telecommunications contributed to the performance of the Portfolio with five of the ten largest contributors to return coming from this sector, holdings in Telefonica, Telmex, Cable & Wireless and British Telecom all returned well over 50 percent* on the year.

OUTLOOK
We are encouraged going forward with the potential for value to outpace growth. Investor infatuation with growth has resulted in one of the worst periods of underperformance for value style managers. We feel that several issues may help reverse this trend. First, the difference in valuations between growth and value is at an extreme. The growing number of merger and acquisitions (M&A) that are likely to occur in Europe and Asia may also influence value. M&A activity helps to solidify valuations of firms by those entities that know the firm's value best, the competition. Increased volatility in markets will also encourage investors to protect their investments. This is traditionally achieved by owning companies with good assets and solid earnings prospects rather than by owning companies that have gone up in price due to momentum.

We maintain our fundamentally driven investment style and look forward to the opportunities ahead.

TEN LARGEST STOCK HOLDINGS

                                                            MARKET      % OF STOCK
COMPANY                                       SHARES        VALUE       PORTFOLIO
-------                                      ---------   ------------   ----------
Sony Corporation...........................     40,000   $11,857,940       3.5%
Aventis....................................    163,210     9,483,138       2.8%
The Nomura Securities Company, Ltd. .......    463,200     8,361,256       2.4%
Philips Electronics........................     52,440     7,128,956       2.1%
NTT........................................        375     6,420,605       1.9%
Merita Bank A..............................  1,085,000     6,391,681       1.9%
Pioneer International, Ltd. ...............  2,024,901     6,099,820       1.8%
Telefonos de Mexico ADR....................     53,610     6,031,125       1.7%
Invensys PLC...............................  1,083,213     5,904,930       1.7%
AXA........................................     42,227     5,885,126       1.7%
                                                         -----------      ----
                                                         $73,564,577      21.5%
                                                         ===========      ====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                    21.43%
Five year                                   14.67%
Since inception (May 1, 1992)               13.58%
                               International Stock  Morgan Stanley
                                         Portfolio    Capital EAFE      CPI
5/01/92                                    $10,000         $10,000  $10,000
12/31/92                                    $9,319          $8,156  $10,179
12/31/93                                   $13,434         $10,843  $10,458
12/31/94                                   $13,391         $11,722  $10,752
12/31/95                                   $15,296         $13,088  $11,024
12/31/96                                   $18,324         $13,916  $11,388
12/31/97                                   $20,511         $14,198  $11,589
12/31/98                                   $21,866         $17,084  $11,775
12/31/99                                   $26,552         $21,747  $12,083

On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Stock Portfolio (May 1, 1992) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.
+The Morgan Stanley Capital Japan Index is comprised of 296 Japanese companies in sectors ranging from Energy to Services to Financial. The Index essentially tries to capture how the country itself is doing and could be used as a benchmark against a pure Japanese fund.

PERFORMANCE UPDATE

[PHOTO]

RICH WORTHING
PORTFOLIO MANAGER
The Small Company Growth
Portfolio seeks long-term
accumulation of capital.
It invests primarily in
common stocks of small
companies, defined in
terms of market
capitalization that is
less than $1.5 billion.
Typically, at least 65
percent of the portfolio
will be invested in stocks
of small companies. In
addition, we will buy
stocks of larger companies
that we feel are growing
significantly faster than
the market overall.

SMALL COMPANY GROWTH PORTFOLIO

PERFORMANCE
The Small Company Growth Portfolio returned an impressive 45.63 percent* for the year ended December 31, 1999, outperforming its benchmark, the Russell 2000 Growth Index,** which returned 43.10 percent for the same period.

PERFORMANCE ANALYSIS
With a magnificent rally, small growth companies finished off the last quarter of 1999 in grand style. Our focus on finding companies with substantial and sustainable growth, strong business models and outstanding management brought opportunities in a variety of industries. While technology was the undisputed leader throughout the year, numerous companies in industries as diverse as auto auctions or freight forwarding positively impacted the Portfolio.

One such company, Copart Inc., provides salvage vehicle services primarily to insurance companies through a nationwide network of auction sites. Over the past year, Copart developed from a small, regional operator into a market leader with a national presence by developing strategically placed sites or acquiring smaller competitors. The return on this investment has been more than 400 percent* to date. While we have taken profits along the way, we continue to hold Copart as growth opportunities remain.

Technology provided the leadership in the Portfolio and the market. When selecting securities for the Portfolio, we focus on companies with unique products or services that are establishing leading positions in fast-growing markets. An example is Cree, Inc., a world leader in the development, manufacturing and marketing of electronic devices made from silicon carbide. Cell phone manufacturers and auto companies have developed products around Cree's technology. Another company that performed extremely well throughout the year was JDS Uniphase. This company manufacturers optical components for use in fiber-optic telecommunications networking. The demand for optical networking gear has grown in direct proportion to the growth in the Internet as unprecedented numbers of people use the Internet for shopping, browsing and researching.

As a sector, our holdings in the wireless communications area excelled in 1999. Both the service providers and the equipment manufacturers generated outstanding performance results. The service providers are enjoying increased subscriber growth due to better value pricing for their services. Consolidation of some of the smaller wireless providers began in the second quarter; companies such as Powertel, Aerial, Omnipoint and Voicestream saw their stocks triple and quadruple during the year. In the wireless equipment area, Alpha Industries and Anadigics were both stellar performers in 1999 as their sales to major handset manufacturers (Motorola, Erickson, Nokia) were exceedingly strong.

In the fourth quarter, software stocks led Portfolio performance. After having little exposure to software stocks in the first half of 1999, we established investments in these companies late in the third quarter. Through our research, it became apparent that spending for software and services would increase in the New Year. Our holdings in IntraNet Solutions, Manugistics, Harbinger, Preview Travel, HNC Software, Vialink and InterVu were all up more than 100 percent* in the fourth quarter (with three of these stocks up more than 200 percent*). A common thread among our software holdings is that they help customers create more efficient business models. Four of the companies--IntraNet Solutions, Harbinger, Preview Travel and InterVu--build portals to help companies reach their customers in more efficient ways. Others companies, such as Manugistics, Vialink and HNC Software, help customers more efficiently manage their vendors.

In addition to investing in some exciting small cap growth companies over the last quarter, we also avoided a few sectors that were significant laggards to Index returns. In particular, our minimal investments in the basic industry and financial services sectors enhanced relative performance. Both areas were negatively impacted by anticipation of economic sluggishness and the rising interest rate environment. As early cycle plays, these sectors typically perform best when the market is emerging from an economic slowdown.

Despite many successes, some of our holdings did not meet our expectations and were a drag on performance for the year. Sunrise Assisted Living, a leading provider of assisted living services to the elderly, was sold from the Portfolio in the fourth quarter. The company was unable to integrate recent acquisitions effectively, which hurt fourth quarter earnings and will likely impact several quarters into the future. Acxiom Corporation, a global information management solutions company, suffered pricing pressures in recent contracts for it products. This cast a shadow over near-term profit potential and the longer-term outlook for this holding. We liquidated our position in Acxiom and redeployed the assets elsewhere.

OUTLOOK
After years of investor focus on only the largest companies, the upswing in performance for smaller growth companies in the second half of the last year is very encouraging. We feel that it is likely that expectations of further Federal Reserve tightening--accompanied by the extreme valuations of technology companies--will create uneasiness early in 2000. Later in the year, however, we believe that the market will again focus on companies with the fastest growth potential in the leading sectors of our economy.

We remain bullish as the building blocks of profit growth, inflation, and liquidity remain on solid footing. Profit growth is intact with global economies getting stronger. Inflation is unlikely in view of deregulation, excess capacity and the deflationary impact of the internet. Lastly, we're seeing ample liquidity in the market place. We expect that these factors will create a favorable climate for small growth companies with substantial, long-term growth opportunities; these are the companies in the Small Company Growth Portfolio.

TEN LARGEST STOCK HOLDINGS

                                                             MARKET      % OF STOCK
COMPANY                                         SHARES       VALUE       PORTFOLIO
-------                                        --------   ------------   ----------
TV Guide, Inc. ..............................  241,020    $10,363,860       3.9%
Copart, Inc. ................................  208,260      9,059,310       3.4%
Orbotech Ltd. ...............................  107,365      8,320,788       3.2%
Cree Research, Inc. .........................   74,390      6,351,046       2.4%
Manugistics Group, Inc. .....................  192,200      6,210,463       2.4%
E-Tek Dynamics, Inc. ........................   45,940      6,184,673       2.4%
IntraNet Solutions, Inc. ....................  158,760      5,874,120       2.2%
ANADIGICS, Inc. .............................  123,310      5,818,691       2.2%
Cymer, Inc. .................................  118,670      5,458,820       2.1%
Eagle USA Airfreight, Inc. ..................  123,540      5,327,663       2.0%
                                                          -----------      ----
                                                          $68,969,434      26.2%
                                                          ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.6%
Basic Materials                      .6%
Communication Services              1.1%
Energy                              3.5%
Capital Goods                       3.8%
Transportation                      3.9%
Consumer Staples                    4.9%
Health Care                        11.2%
Consumer Cyclical                  15.0%
Technology                         53.4%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                 45.63%
Five year                                17.44%
Since inception (May 3, 1993)            16.59%
                                  Small Company           Russell 2000
                               Growth Portfolio      CPI  Growth Index
5/03/93                                 $10,000  $10,000       $10,000
12/31/1993                              $11,733  $10,132       $12,234
12/31/1994                              $12,456  $10,416       $11,938
12/31/1995                              $16,449  $10,680       $15,641
12/31/1996                              $17,509  $11,033       $17,401
12/31/1997                              $18,867  $11,227       $19,654
12/31/1998                              $19,106  $11,408       $19,898
12/31/1999                              $27,824  $11,706       $28,474

On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER
The Maturing Government
Bond 2002, 2006 and 2010
Portfolios seek as high an
investment return as is
consistent with prudent
investment risk. The
Portfolios invest
primarily in U.S.
Government and Agencies
zero coupon fixed income
securities with maturities
near the 2002, 2006 and
2010 liquidation dates of
each Portfolio.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

PERFORMANCE
For the year ended December 31, 1999, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2002 Portfolio.................           -.48 percent*
Maturing Government Bond 2006 Portfolio.................          -7.81 percent*
Maturing Government Bond 2010 Portfolio.................         -11.54 percent*

For the year ended December 31, 1999, the Ryan Lab's U.S. Treasury Strip Indexes** of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**..................            -.28 percent
Ryan Lab's Inc. September 2006 Index**..................           -7.45 percent
Ryan Lab's Inc. September 2010 Index**..................          -11.35 percent

PERFORMANCE ANALYSIS
Our investment activities continue to focus on tracking performance of the respective indices. Over the long run, by selectively using Government Agency securities in concert with U.S. Treasury securities, the Portfolios each benefited from enhanced diversification and also from additional income (over that of U.S. Treasury securities).

As time passes, the duration of each Portfolio continues to roll forward toward its respective maturity. The effective duration of each Portfolio is as follows:

Maturing Government Bond 2002 Portfolio.....................   3.10 years
Maturing Government Bond 2006 Portfolio.....................   6.50 years
Maturing Government Bond 2010 Portfolio.....................  10.40 years

MATURING GOVERNMENT BOND 2002 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FHLMC Strip                         9.0%
U.S. Treasury Strip                39.1%
FICO Strip                         21.8%
Israel GTC                          6.3%
TVA Strip                           9.1%
FNMA Strip                         13.9%
Cash and Other Assets/Liabilities    .8%

MATURING GOVERNMENT BOND 2006 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                44.0%
FICO Strip                         15.2%
Israel GTC                          5.9%
Israel State Aid Strip             10.0%
RFC Strip                           9.6%
FNMA Strip                         14.8%
Cash and Other Assets/Liabilities   0.5%

MATURING GOVERNMENT BOND 2010 PORTFOLIO

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Strip                41.1%
FICO Strip                         11.9%
Turkey GTC                          4.9%
Israel State Aid                   15.0%
Israel GTC                          1.3%
RFC Strip                           5.1%
FNMA Strip                         20.5%
Cash and Other Assets/Liabilities   0.2%

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO,
            RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                    -0.48%
Five Year                                    8.52%
Since inception (May 2, 1994)                7.53%
                               Maturing Government
                                         Bond 2002  Ryan Labs      CPI
5/02/94                                    $10,000    $10,000  $10,000
12/31/94                                   $10,028     $9,952  $10,190
12/31/95                                   $12,537    $12,569  $10,447
12/31/96                                   $12,754    $12,728  $10,793
12/31/97                                   $13,838    $13,897  $10,983
12/31/98                                   $15,168    $15,330  $11,160
12/31/99                                   $15,095    $15,287  $11,451

On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through December 31, 1999.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO,
            RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                             -7.81%
Five year                                             9.58%
Since inception (May 2,1994)                          8.43%
                              Maturing Government Bond 2006  Ryan Labs     CPI
5/02/94                                              10,000     10,000  10,000
12/31/94                                             10,013      9,988  10,190
12/31/95                                             13,490     13,532  10,447
12/31/96                                             13,327     13,351  10,793
12/31/97                                             15,009     15,116  10,983
12/31/98                                             17,165     17,380  11,160
12/31/99                                             15,825     16,087  11,451

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 1999.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO,
            RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                             -11.54%
Five year                                             10.20%
Since inception (May 2, 1994)                          8.89%
                               Maturing Government Bond 2010  Ryan Labs      CPI
5/02/94                                              $10,000    $10,000  $10,000
12/31/94                                              $9,970     $9,931  $10,190
12/31/95                                             $14,080    $14,313  $10,447
12/31/96                                             $13,599    $13,880  $10,793
12/31/97                                             $16,028    $16,251  $10,983
12/31/98                                             $18,317    $18,824  $11,160
12/31/99                                             $16,204    $16,687  $11,451

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through December 31, 1999. *Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

PERFORMANCE UPDATE

[PHOTO]

MATTHEW NORRIS, CFA
PORTFOLIO MANAGER
The Value Stock Portfolio
seeks long-term
accumulation of capital.
The secondary objective is
the production of income.
The Portfolio invests
primarily in equity
securities of companies,
which, in the opinion of
the Adviser, have market
values which appear low
relative to their
underlying value or future
growth potential.

VALUE STOCK PORTFOLIO

PERFORMANCE
The Value Stock Portfolio generated a total return of .27 percent* for the year ended December 31, 1999. In comparison, the Russell 1000 Value Index** returned
7.34 percent for the same period.

PERFORMANCE ANALYSIS
The most significant event affecting financial markets over the reporting period was the rise in interest rates. The U.S. Government 30-year Treasury Bond (the long bond) hit a low yield of 4.72 percent on October 5, 1998 and proceeded to rise steadily from that time. The long bond hit a peak of 6.28 percent on August 12, 1999 and has mostly stayed above 6.0 percent since then. The long bond ended 1999 at 6.48 percent. Interest rates affect many areas of the economy, including consumer spending and corporate borrowing.

The Asian economies, which had experienced a dramatic slowdown last fall, began to show signs of life. This provided demand for many basic materials such as paper or steel. As the demand drove prices for these commodities higher, the Federal Reserve Board became worried about inflation, and instituted a series of interest rate hikes. This upward move in interest rates and the market's concern over the future direction of rates continued to impact most sectors of the Portfolio.

For the 12 months ending December 31, 1999, the best performing sectors in the Russell 1000 Value Index** were Technology and Other Energy, a collection of non-traditional energy companies. The worst performing market sectors were Consumer Staples and Health Care.

The rise in crude oil prices during this reporting period benefited integrated oil companies. Higher oil prices translate to higher earnings for major oil companies, so selected energy companies also did well. The rise in oil and gas prices helped the energy sector, as did the wave of deregulation that is sweeping the energy business. Moving away from government rate of return regulation to open markets has converted some sleepy, slow growth utilities into high growth dynamic companies.

The Portfolio obtained relative outperformance from the Integrated Oil and the Other Energy sectors. For both of these sectors, outperformance was obtained from superior stock selection rather than over or underweighting our exposure to the group. Much of the Portfolio's underperformance came from the Consumer Discretionary and Technology sectors.

Over the course of the year, substantial changes were made to the Portfolio. The Portfolio has placed a greater emphasis on larger companies, which is in line with our stated investment objective. We believe that these changes position the Portfolio well for a period of economic and interest rate uncertainty. The benefits of these changes were seen in much improved performance during the latter half of 1999.

OUTLOOK
We expect that the market will continue to take its lead from the economy and the future direction of interest rates. The Portfolio will, no doubt, experience further changes in the future, although less dramatic than those described above. In our value stock selection process, we look for companies that we believe have experienced a temporary decline in their stock price. The recent market decline has greatly expanded the list of possible additions to the Portfolio, and we are always watchful for good investment opportunities. We continually research each prospective company and judge whether its prospects are superior to one of our existing holdings.

While it is not possible to predict the direction of the stock market, we caution against an automatic belief in continuation of current trends. Some sectors of the market have returned greater than 20 percent per year since 1995. Just about the time investors come to expect that sort of return is usually the time when things return to normalcy. We foresee neither a boom nor bust market for the year 2000, but simply a year of average returns.

TEN LARGEST STOCK HOLDINGS

                                                             MARKET      % OF STOCK
COMPANY                                         SHARES       VALUE       PORTFOLIO
-------                                        --------   ------------   ----------
Exxon Corporation............................  162,952    $13,127,820       7.1%
Citigroup, Inc. .............................  170,430      9,469,517       5.1%
MediaOne, Inc. ..............................  109,250      8,391,766       4.5%
GTE Corporation..............................  118,670      8,373,652       4.5%
SBC Communications, Inc. ....................  166,410      8,112,487       4.4%
American International Group.................   59,200      6,401,000       3.4%
Federal National Mortgage Association........   81,810      5,108,012       2.7%
Sprint Corporation...........................   73,100      4,920,544       2.6%
H & R Block, Inc. ...........................   97,495      4,265,406       2.3%
Bellsouth Corporation........................   90,850      4,252,916       2.3%
                                                          -----------      ----
                                                          $72,423,120      38.9%
                                                          ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.6%
Health Care                         2.1%
Capital Goods                       3.3%
Utilities                           3.7%
Technology                          4.1%
Basic Materials                     6.1%
Consumer Cyclical                   9.4%
Energy                             10.3%
Consumer Staples                   10.9%
Communication Services             16.4%
Financial                          31.1%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                       0.27%
Five year                                     16.57%
Since inception (May 2, 1994)                 15.39%
                                                               Russell 1000
                               Value Stock Portfolio      CPI   Value Index
5/04/94                                      $10,000  $10,000       $10,000
12/31/94                                     $10,457  $10,190       $10,209
12/31/95                                     $13,904  $10,448       $14,124
12/31/96                                     $18,207  $10,793       $17,181
12/31/97                                     $22,065  $10,984       $23,223
12/31/98                                     $22,452  $11,160       $26,855
12/31/99                                     $22,513  $11,452       $28,826

On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]

RICH WORTHING
PORTFOLIO MANAGER
The Small Company Value
Portfolio seeks the
long-term accumulation of
capital. It invests
primarily in the equity
securities of small
companies, defined in
terms of market
capitalization and which
appear to have market
values that are low
relative to their
underlying value or future
earnings and growth
potential.

SMALL COMPANY VALUE PORTFOLIO

PERFORMANCE
For the year ended December 31, 1999, the Small Company Value Portfolio returned -3.07 percent.* The Russell 2000 Value Index** returned -1.50 percent for the same period.

PERFORMANCE ANALYSIS
Contrary to strong performance from the market in general, small cap value stocks had a frustrating year. Small cap value stocks remained out of favor as investors took comfort in the market dominance and liquidity of growth-oriented companies. Most sectors of the Russell 2000 Value Index** continued to show negative returns for the reporting period. Throughout the year, the domestic market's performance has been dominated by the very largest capitalized stocks and by the Technology sector, neither of which is part of the small cap value universe. Many good companies that are effectively executing their business plans were ignored by the market simply because they are small or not a technology company. We feel strongly that this market anomaly will not last forever and that small cap value stocks should continue to be a part of a well-diversified portfolio.

There were only three sectors in the Russell 2000 Value Index** (Technology, Energy, and Healthcare) that showed positive returns for 1999, and the Portfolio also showed positive returns in these sectors. We received good relative performance in the Technology Sector with good stock selection (91 percent* return in the Portfolio versus 75 percent return in the benchmark index) and because we were overweighted relative to the benchmark for the whole year. We also continue to receive good relative performance from our REIT holdings. We performed poorly in the Consumer Cyclical area because of our holdings in Auto Parts Manufacturing and Retail.

We had some standout performances in the Portfolio. Contract manufacturers DII Group (up 179 percent*) and Smart Modular (up 60 percent*) both ran their business well and were both acquired by larger companies in the same business. We also had significant positions in semiconductor component manufacturers Vishay Intertechnology (up 186 percent*) and International Rectifier (up 121 percent*). Zales Corp, the jewelry retailer, continues to perform well (up 48 percent*).

OUTLOOK
We believe that the gap in valuation between small and large cap stocks cannot last forever. We feel that eventually the market will recognize the value being offered by small cap value stocks. We continue to advise that a diversified portfolio--with a representation in small cap value stocks--will benefit investors over the long haul.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET      % OF STOCK
COMPANY                                           SHARES       VALUE      PORTFOLIO
-------                                          --------   -----------   ----------
Avis Rent A Car................................   10,000    $  255,625       2.2%
Vishay Intertechnology, Inc. ..................    7,675       242,722       2.1%
Pacific Gulf Properties, Inc. .................   11,850       239,963       2.1%
GaSonics International Corporation.............   10,800       213,300       1.9%
Precision Drilling Corporation.................    8,300       213,206       1.9%
Minnesota Power, Inc. .........................   12,400       210,025       1.8%
International Rectifier Corporation............    7,850       204,100       1.8%
Equitable Resources, Inc. .....................    5,900       196,913       1.7%
Hudson United Bancorp, Inc. ...................    6,989       178,656       1.6%
Robert Mondavi Corporation.....................    5,100       177,225       1.5%
                                                            ----------      ----
                                                            $2,131,735      18.6%
                                                            ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   8.4%
Health Care                          .5%
Transportation                      4.0%
Basic Materials                     5.7%
Consumer Staples                    5.9%
Energy                              6.6%
Utilities                           7.8%
Consumer Cyclical                  10.0%
Technology                         10.3%
Capital Goods                      13.5%
Financial                          27.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE PORTFOLIO,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                        -3.07%
Since inception (October 1, 1997)               -3.42%
                                   Small Company Value           Russell
                                             Portfolio  2000 Value Index      CPI
10/01/97                                       $10,000           $10,000  $10,000
12/31/97                                       $10,229           $10,168  $10,019
12/31/98                                        $9,539            $9,513  $10,179
12/31/99                                        $9,246            $9,371  $10,446

On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. Market.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
EDWARD DOVE
JULIUS BAER INVESTMENT MANAGEMENT
WAYNE SCHMIDT, CFA
ADVANTUS CAPITAL MANAGEMENT
The Global Bond Portfolio
seeks to maximize current
income consistent with
protection of principal.
The Portfolio pursues its
objective by investing
primarily in debt
securities issued by
issuers located anywhere
in the world. Julius Baer
Investment Management
Inc., the Portfolio's
investment sub-adviser,
determines the Portfolio's
allocation between foreign
and domestic securities
and selects and manages
the Portfolio's foreign
investments. Advantus
Capital selects and
manages the Portfolio's
domestic investments.

GLOBAL BOND PORTFOLIO

PERFORMANCE
The Global Bond Portfolio posted a total return of -7.81 percent* for the year ended December 31, 1999. This compares to the Salomon Brothers World Government Bond Index** return of -4.27 percent for the same period.

PERFORMANCE ANALYSIS
Unlike 1998, interest rate increases were the theme for 1999. Several central banks increased rates during the year, led by the Fed with three increases totaling 0.75 percent. This occurred primarily due to continued economic expansion in many regions and the fear of rising inflation as a result.

Because of this, yields across the board increased, producing negative bond market returns in Europe and the US. Investors were driven by both proclamation and action undertaken by the Central Banks, and maintained a steady stream of selling fixed income securities throughout the year.

The Japanese bond market returned 4.83 percent in local currency terms, and the strong yen pushed this up to 15.53 percent in US dollar terms. The Portfolio maintained an underweight position in this market, which was detrimental to performance for the year.

On the positive side, strategic allocations to emerging markets and European credit issues helped boost performance as both areas showed positive results. An emphasis on the smaller European markets and dollar bloc markets also helped performance for the year.

The steady climb in U.S. interest rates throughout the year sent bond prices lower. The bond market suffered its worst performance year since 1994 and the second worst since 1973. At year-end, the 2, 5, and 10-year yields on U.S. Treasury Notes rose 170 basis points to yield north of six percent. The 30-year U.S. Treasury Bond yield rose 139 basis points to yield 6.48 percent.

Within the U.S. fixed income market, Treasury securities were the biggest losers on a total return basis. They returned a -2.56 percent for the year. All the other sectors, broadly defined as the spread sectors, outperformed U.S. Treasuries. Mortgage-backed securities were the best performing group posting a +1.86 percent return. Asset-backed securities returned +1.81 percent. Corporate bonds outperformed Treasuries by 60 basis points but its return was a -1.96 percent for the year, while U.S. agency securities returned a -0.94 percent.

The U.S. fixed income performance was negatively impacted by our decision to hold too much duration (longer maturity bonds) early in the year as interest rates rose. Mid-year we shortened our duration to market neutral, which helped slow the losses. The decision to overweight the spread sectors throughout the year added to performance, but it was not enough to overcome the longer duration position in the first half of the year.

OUTLOOK
A lack of Y2K problems has caused an unwinding of some safe-haven buying seen at the end of 1999. We expect continued strong growth prospects globally and the likely prospect of further rate hikes from major central banks also continues to provide a difficult backdrop for major bond markets over the coming months. We feel that further rises in yields look distinctively possible.

Despite the bearish macro-economic backdrop, we believe bond markets continue to have some points in their favor. First, despite the acceleration in growth, inflation remains well behaved, with core inflation actually falling in the US and UK. Indeed, several markets are becoming attractively priced relative to current inflation readings.

Second, the markets are priced for a continuation of 1999 central bank hikes into 2000 and survey evidence shows that investors are also relatively defensively positioned currently. This would suggest that the scope for a further aggressive sell-off is limited. We anticipate that Japanese Government bonds look set to continue range trading for the time being, with the 10-year bond confined to a 1.50 percent to 2.00 percent band. Ongoing heavy supply and improving growth prospects, we feel, suggest that the eventual break of the trading range will be towards higher yields.

The U.S. bond market has been under pressure since the fall of 1998, and we expect that pressure is likely to continue in the first half of 2000. The U.S. allocation in the Portfolio will be kept very close to duration neutral or slightly short duration until there are signs that the U.S. economy is slowing down. When that time comes, we believe that adding longer maturity bonds will be prudent. We expect that the overweight to the spread sectors will be lightened in the first quarter of 2000 to take advantage of the recent spread tightening and prepare for a potentially wider spread environment in the second half of the year.

TEN LARGEST BOND HOLDINGS

                                                            MARKET      % OF BOND
ISSUER                                                      VALUE       PORTFOLIO
------                                                   ------------   ---------
Japan Government (Japanese Yen)--3.100%, 03/20/06......  $ 1,733,967       5.8%
AB Spintab (Swedish Krona)--5.500%, 09/03/03...........    1,542,743       5.1%
Japan Government (Japanese Yen)--4.400%, 03/21/05......    1,376,684       4.6%
UK Treasury (British Sterling Pound)--6.750%,
  11/26/04.............................................    1,164,704       3.9%
Japan Government (Japanese Yen)--3.400%, 03/22/04......    1,050,800       3.5%
Deutschland Republic Government (Euro)--6.500%,
  07/04/27.............................................      919,659       3.1%
Hellenic Republic Government (Greek Drachma)--6.000%,
  02/19/06.............................................      911,076       3.0%
U.S. Treasury Bond (U.S. Dollar)--6.125%, 08/15/29.....      857,502       2.9%
European Bank of Reconstruction and Development (Slovak
  Koruna)--15.700%, 05/10/02...........................      839,459       2.8%
Hellenic Republic Government (Greek Drachma)--8.700%,
  04/08/05.............................................      837,230       2.8%
                                                         -----------      ----
                                                         $11,233,824      37.5%
                                                         ===========      ====

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO, SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                   -7.81%
Since inception (October 1, 1997)           3.13%
                                           Global             Salomon Brothers
                                   Bond Portfolio  World Government Bond Index      CPI
10/01/97                                  $10,000                      $10,000  $10,000
12/31/97                                  $10,008                      $10,021  $10,019
12/31/98                                  $11,626                      $11,555  $10,179
12/31/99                                  $10,719                      $11,061  $10,446

On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

PERFORMANCE UPDATE

[PHOTO]

JAMES SEIFERT
PORTFOLIO MANAGER
The Index 400 Mid-Cap
Portfolio+ seeks to
provide investment results
generally corresponding to
the aggregate price and
dividend performance of
publicly traded common
stocks that comprise the
Standard & Poor's 400
MidCap Index (S&P 400)**
It is designed to provide
an economical and
convenient means of
maintaining a diversified
portfolio in this equity
security area as part of
an over-all investment
strategy.

INDEX 400 MID-CAP PORTFOLIO

PERFORMANCE

The Index 400 Mid-Cap Portfolio generated a total return of 15.96 percent* for the year ended December 31, 1999. This compares to the S&P 400 MidCap Index** return of 14.71 percent for the same period.

PERFORMANCE ANALYSIS

The S&P 400 MidCap Index** finished the year up 14.71 percent despite increasing interest rates, continuing fears of future interest rate hikes, unknown Y2K issues and improving health in economies abroad. The Technology sector was the story for 1999. Over 77 percent of the Index's** return came from the Technology sector during the last three months of the year.

The Technology and Communication Services were the largest absolute performers of the Index** for 1999, with returns of 93.37 percent and 83.99 percent, respectively. The Technology sector, with the largest weight of 27.15 percent, contributed 16.25 percent to the Index,** while Communication Services added .88 percent. Veritas Software, Qualcomm, Siebel Systems, Maxim and Intuit rounded out the top five contributors for the year. Financials hurt the Index** the most this year. The Financial sector ended the year down almost 13 percent and subtracted 1.31 percent from the Index's** return. Consumer Cyclicals deflected
1.81 percent from the Index's** return, with five companies in the Consumer Cyclical sector among the worst 15 contributors for the year. Network Associates, Quintiles, Bergen Brunswig, Federal-Mogul and Saks led the negative contributors to the Index** in 1999.

OUTLOOK

We anticipate that the Federal Reserve will likely adopt a "tightening" posture through the first half of 2000 to reign in the economic growth rate. We expect that fundamentals for the stock market (i.e., earnings growth, moderate inflation, and good productivity numbers) will remain very strong. Over the short term, we feel that the market must cope with the negative impacts of climbing interest rates that could cause more volatility in a sustained bull market.

In response to a technological revolution, spending to retrofit U.S. industry is currently pushing economic growth and productivity. Market euphoria will likely spill over, and in our opinion, corrections may occur in the economy and the marketplace. However, this "new economy" is creating excitement and opportunity for long-term investors.

TEN LARGEST STOCK HOLDINGS

                                                               MARKET      % OF STOCK
COMPANY                                            SHARES       VALUE      PORTFOLIO
-------                                           --------   -----------   ----------
VERITAS Software Corporation....................   6,625     $  948,203       4.0%
Siebel Systems, Inc. ...........................   4,925        413,700       1.7%
Maxim Integrated Products.......................   7,050        332,672       1.4%
Biogen, Inc. ...................................   3,725        314,763       1.3%
Intuit, Inc. ...................................   5,000        299,688       1.3%
MedImmune, Inc. ................................   1,725        286,134       1.2%
Linear Technology Corporation...................   3,950        282,672       1.2%
Univision Communications, Inc. .................   2,600        265,688       1.1%
Altera Corporation..............................   5,100        252,769       1.1%
Harley-Davidson, Inc. ..........................   3,875        248,242       1.0%
                                                             ----------      ----
                                                             $3,644,531      15.3%
                                                             ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities    .7%
Transportation                      1.6%
Depository Receipt                  1.8%
Communication Services              2.1%
Energy                              4.6%
Basic Materials                     4.7%
Capital Goods                       5.7%
Utilities                           7.9%
Consumer Staples                    9.7%
Health Care                        10.7%
Financial                          11.3%
Consumer Cyclical                  13.4%
Technology                         25.8%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                 S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                                   15.96%
Since inception (October 1, 1997)                          14.40%
                                          Index 400       S&P 400
                                   MidCap Portfolio  MidCap Index      CPI
10/01/97                                    $10,000       $10,000  $10,000
12/31/97                                    $10,006       $10,083  $10,019
12/31/98                                    $11,675       $12,008  $10,179
12/31/99                                    $13,541       $13,775  $10,446

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.
+"Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

PERFORMANCE UPDATE

[PHOTO]

MICHAEL J. KELLY
J.P. MORGAN INVESTMENT MANAGEMENT
The Macro-Cap Value
Portfolio seeks to provide
high total return. It
pursues this objective by
investing in equity
securities that the
sub-adviser believes,
through the use of
dividend discount models,
to be undervalued relative
to their long-term
earnings power, creating a
diversified portfolio of
equity securities which
typically will have a
price/ earnings ratio and
price to book ratio that
reflects a value
orientation. While
Advantus Capital
Management, Inc. acts as
investment adviser for the
Portfolio, J.P. Morgan
Investment Management Inc.
provides investment advice
to the Macro-Cap Value
Portfolio under a
subadvisory agreement.

MACRO-CAP VALUE PORTFOLIO

PERFORMANCE
For the year ended December 31, 1999, the Macro-Cap Value Portfolio returned
7.17 percent.* The S&P 500 Index** returned 21.01 percent for the same period.

PERFORMANCE ANALYSIS
The Lipper Growth and Income Average+ was up 14.51 percent during the year. Our investment approach, which selects stocks which are the most undervalued relative to their LONGER TERM earnings and cash flow prospects, proved less effective in a market fiercely driven by price momentum.

The confluence of a strong economy, abundant liquidity, and high investor confidence going into the Year 2000 fueled a stunning year-end rally. Stocks surged during the final quarter of 1999, leading the major indexes to close out the millennium at record highs. Still, despite outstanding performance in the broader market averages, 1999 was a turbulent year with significant dispersion in returns between sectors and investment styles. Once again growth outperformed value, large-cap stocks outperformed small-cap stocks, and technology stocks, despite a difficult first half, delivered spectacular performance for the year. Internet obsession led the Technology sector of the S&P 500 Index** to jump 78 percent--a stunning achievement, particularly following last year's gain of 78 percent. Technology now accounts for 30 percent of the market capitalization of the Index.**

By contrast, six of the sixteen sectors we track actually LOST value during 1999: Consumer Staples (-12.9 percent), Utilities (-9.7 percent), Transportation (-9.6 percent), Drugs (-9.3 percent), Health Service (-7.8 percent), and Consumer Cyclical (-7.8 percent). Indeed, 49.5 percent of the stocks in the S&P 500 Index** finished the year LOWER. This explains why an equal-weighted version of the Index** would have produced roughly one-half the Index** return, or 11.9 percent, for the year.

Like the market, the sector performance within the Portfolio showed both a wide distribution of individual returns and a narrow concentration of outperforming issues. Stock selection among technology issues was particularly beneficial. Sun Microsystems gained 262 percent* with the dawning of the "thin-client" age which should favor Sun's high-end server capabilities. Internet optimism also propelled holdings in Oracle Systems (+290 percent*) , Cisco Systems (+131 percent*), and EMC Corp (+116 percent*). Improving semiconductor supply/demand characteristics together with explosive growth in wireless communications powered Texas Instruments shares 126 percent* higher. Underweighting PC makers Dell and Compaq, which underperformed during the year, also contributed to results.

On the other hand, stock picks in the multi-industry group performed poorly. Waste Management was the worst performer in the Portfolio, losing 63 percent* of its value as it restated earnings and lowered forecasts. Results were also hurt by underweighting General Electric Company, whose 28.4 percent gain accounted for almost 10 percent of the rise in the S&P 500 Index. **

OUTLOOK
The strength of high-profile equity indexes despite notable increases in bond yields and measured price inflation was arguably the defining feature of the financial market action in 1999. The Fed's active pursuit of a generous monetary policy on the eve of the calendar date change to 2000, coincident with high investor confidence, produced this result. Going forward, we believe the medium-term goal will be tighter, not easier, monetary conditions. Rising interest rates should curb euphoric consumer confidence and spending, and could dampen upside potential for US stocks. We feel that technology may be particularly vulnerable in this scenario, since stocks in this sector trade at
2.5 times the market multiple and currently claim over 80 percent of net domestic mutual fund inflows.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET      % OF STOCK
COMPANY                                           SHARES       VALUE      PORTFOLIO
-------                                          --------   -----------   ----------
Microsoft Corporation..........................    9,300    $1,085,776       5.1%
Cisco Systems, Inc. ...........................    7,500       803,438       3.8%
Sun Microsystems, Inc. ........................    8,700       673,706       3.2%
Exxon Corporation..............................    7,724       622,265       2.9%
Tyco International Ltd. .......................   15,832       615,469       2.9%
Intel Corporation..............................    6,800       559,725       2.6%
MCI Worldcom, Inc. ............................    7,928       420,653       2.0%
Rohm and Haas Company..........................    9,700       394,669       1.8%
Forest Laboratories............................    6,400       393,200       1.8%
Monsanto Company...............................   10,600       377,625       1.8%
                                                            ----------      ----
                                                            $5,946,526      27.9%
                                                            ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   5.7%
Transportation                      1.6%
Utilities                           2.1%
Energy                              5.8%
Health Care                         6.3%
Communication Services              7.2%
Basic Materials                     7.5%
Capital Goods                       7.5%
Consumer Staples                    8.1%
Consumer Cyclical                   8.9%
Financial                          14.1%
Technology                         25.2%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                      7.17%
Since inception (October 15, 1997)           11.92%
                                          Macro-Cap
                                    Value Portfolio  S&P 500 Index      CPI
10/15/97                                    $10,000        $10,000  $10,000
12/31/97                                     $9,787        $10,287  $10,019
12/31/98                                    $11,973        $13,227  $10,179
12/31/99                                    $12,831        $16,006  $10,446

On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through December 31, 1999 and on October 1, 1997 through December 31, 1999 for the S&P 500 Index and the Consumer Price Index.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.
+The Lipper Growth and Income Average is comprised of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends.

PERFORMANCE UPDATE

[PHOTO]
[PHOTO]
[PHOTO]
WILLIAM JEFFREY, III,
KENNETH F. MCCAIN AND
DAVID A. BARATTA
WALL STREET ASSOCIATES
The Micro-Cap Growth
Portfolio seeks long-term
capital appreciation. It
pursues this objective by
investing primarily in
equity securities of
smaller companies which
the sub-adviser believes
are in an early stage or
transitional point in
their development and have
demonstrated or have the
potential for above
average revenue growth. It
will invest primarily in
common stocks and stock
equivalents of micro-cap
companies. While Advantus
Capital Management, Inc.
acts as investment adviser
for the Portfolio, Wall
Street Associates provides
investment advice to the
Micro-Cap Growth Portfolio
under a subadvisory
agreement.

MICRO-CAP GROWTH PORTFOLIO
PERFORMANCE
For the year ended December 31, 1999, the Micro-Cap Growth Portfolio gained
148.77 percent.* By comparison, the Russell 2000 Index** and Russell 2000 Growth Index** gained 19.64 percent and 43.10 percent, respectively.
Favorable investments in initial public offerings (IPOs) contributed approximately one-sixth of the Portfolio's total return for the year ended December 31, 1999. This impact may not be sustainable because of the unavailability of IPOs as market conditions change or allocations to the Portfolio are reduced in the future. As the assets of the Portfolio increase, the positive effect of IPOs on future performance is likely to decline.

PERFORMANCE ANALYSIS
Growth stocks dominated the market in 1999. A fast and furious fourth quarter rally in technology stocks increased the already large disparity between growth and value portfolios. The Russell 2000 Growth Index** gained 33.9 percent during the quarter while the Russell 2000 Value Index** gained just 1.53 percent. Although technology stocks, particularly internet-related securities, drove growth portfolios to dramatic gains, investor enthusiasm spread to other sectors in the smaller capitalization area including Telecommunications and Health Care. Portfolio performance was driven by two factors in 1999: superior stock selection and a significant weighting to technology and technology-related securities. Stock selection added value across all sectors, but was particularly strong in the Technology, Communication Services (Telecommunications), and Consumer Cyclical sectors. The Portfolio's broad exposure to technology companies added substantial value throughout the year. Investments in Internet companies impacted performance, adding 52 percent* to Portfolio totals in 1999. By comparison, Internet issues added just 14 percent to the Russell 2000 Growth benchmark.** While receiving approximately the same proportionate contribution from the Internet sector (one third of the Portfolio's return), the Portfolio benefited from superior stock selection in this segment.

OUTLOOK
The big question on investor's minds is will technology issues suffer a significant correction or are we experiencing a technology/communications revolution that will forever change the world? In our opinion, the answer is yes. Technology stocks have reached new highs in terms of historical valuation models and a pullback in prices would not be surprising. However, many analysts argue that traditional valuation models do not take innovation into account. Technology is dramatically changing the way companies do business and the way we all communicate with each other. Companies are creating new products and services so rapidly that one cannot calculate a company's value based on current products.
Our outlook for small-cap growth stocks is optimistic as we enter the year 2000. Despite the recent rise in prices, we feel that smaller capitalization stocks as a group remain attractively valued relative to larger stocks. In addition, inflows into aggressive growth mutual funds have accelerated, providing support for smaller capitalization growth issues. We expect these factors, when coupled with a favorable earnings outlook, will support a broader rally within the small-cap growth sector. As such, we have positioned the Portfolio to be fully invested in those areas that we believe offer the greatest potential for growth:
Technology, Consumer Cyclical, Communication Services (Telecommunications) and Health Care.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET      % OF STOCK
COMPANY                                           SHARES       VALUE      PORTFOLIO
-------                                          --------   -----------   ----------
Celgene Corporation............................   12,600    $  882,000       2.5%
Vitria Technology, Inc. .......................    3,700       865,800       2.5%
IONA Technologies PLC..........................   14,900       812,050       2.3%
Broadbase Software, Inc. ......................    7,100       798,750       2.3%
Emulex Corporation.............................    6,000       675,000       1.9%
Abgenix, Inc. .................................    4,900       649,250       1.8%
Active Softwear, Inc. .........................    6,800       625,600       1.8%
Invitrogen Corporation.........................   10,400       624,000       1.8%
Netcentives, Inc. .............................   10,000       623,125       1.8%
Maker Communications, Inc. ....................   14,000       598,500       1.7%
                                                            ----------      ----
                                                            $7,154,075      20.4%
                                                            ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities  17.6%
Financial                           0.5%
Capital Goods                       1.4%
Energy                              2.6%
Communication Services              3.3%
Consumer Staples                    3.5%
Health Care                        10.8%
Consumer Cyclical                  12.0%
Technology                         48.3%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                    148.77%
Since inception (October 1, 1997)            48.85%
                                          Micro-Cap  Russell 2000
                                   Growth Portfolio  Growth Index      CPI
10/01/97                                    $10,000       $10,000  $10,000
12/31/97                                     $8,680        $9,181  $10,019
12/31/98                                     $9,846        $9,295  $10,179
12/31/99                                    $24,494       $13,301  $10,446

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratio. The
Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

PERFORMANCE UPDATE

[PHOTO]
JOE BETLEJ, CFA
PORTFOLIO MANAGER
The Real Estate Securities
Portfolio seeks
above-average income and
long-term growth of
capital. The Portfolio
intends to pursue its
objective by investing
primarily in equity
securities of companies in
the real estate industry.

REAL ESTATE SECURITIES PORTFOLIO

PERFORMANCE
The Real Estate Securities Portfolio generated a total return of -3.89 percent* for the year ended December 31, 1999. This compares to the Wilshire Associates Real Estate Securities Index (WARESI)** return of -3.20 percent for the same period.

PERFORMANCE ANALYSIS
The economy had a strong year in 1999. Unemployment remained at historical lows of about 4 percent. The Gross Domestic Product (GDP) grew at approximately 4 percent. Retail sales, new home sales, and productivity followed the same course. It has been an outstanding setting for the real estate market, which saw very high levels of absorption of space during the past year. Steady increases in rents followed this market strength. Fortunately, the capital markets did not look to this strength, but to forecasts of the future slowing of the economy, thus providing significant reduction of new supply as shown in a significant drop in new construction starts from the peak levels shown in 1998 and 1999. It was a good year for owning real estate.

So, why did the real estate securities market NOT participate in the strength of the underlying real estate markets? First, the broader stock market was driven by growth--if you weren't part of the high flyers generating significant growth in revenues, you were left behind. Modest growth and a dividend could not keep up with the attractiveness of dot.com (i.e., Internet and Internet-related stocks). As real estate securities were concerned about levels of new supply to hit the markets, consensus estimates for growth slowed for the group. This left the real estate securities in a relatively weak position, resulting in a drop in stock prices early in the year due to a contraction of their multiple reflecting the slowing growth. Second, in response to the drop in stock prices for real estate securities, the sector became a victim of tax-loss selling in third quarter by investment companies (i.e., mutual funds) and the fourth quarter by individuals. This technical pressure did not reflect the underlying fundamentals. Lastly, groups including net lease companies and homebuilders reacted poorly to the rise in interest rates.

In late December, real estate securities moved up significantly as the market began to focus on the sector's valuation characteristics. Dividends on stocks of Real Estate Investment Trusts had traded above 9 percent--typically the high end of its range. These stocks, as a group, were trading at approximately 80-85 percent of their underlying net asset value (NAV), with some trading significantly lower. The group was also trading at multiples that did not reflect their long-term growth rates. Within the background of continued rental growth and slowing supply, new value and income-oriented investors came back into the group, providing a well-deserved uptick in price.

Apartments provided the safe haven for the year, providing a total return of over 11 percent for the year. This performance reflected the solid supply and demand balance for rental housing. Weaker areas were those hit by high levels of new construction (hotels, down 15 percent), those affected by the development of internet retailing (regional malls, down 14 percent and shopping centers, down 11 percent), or those affected by interest rates (homebuilders, down 21 percent, and net lease companies, down 17 percent).

OUTLOOK
As the real estate markets near their peak, we see absorption and--fortunately--new supply moderating in 2000. We expect to see pockets of weakness, but overall, the markets should be in balance, assuming our outlook of modest growth in the economy. We anticipate that the business fundamentals should keep the dividends strong. We agree with real estate industry analysts who expect that company growth rates of 7-10 percent should--with their dividend--provide total returns that align with the historical averages, which range in the low to mid-teens. We intend to focus on companies with high quality management, durable business plans, strong rental and occupancy growth, combined with compelling valuations. We expect the market to be capital constrained for real estate companies. Therefore, we will avoid companies that are financially illiquid. We believe that volatility in broader markets will make the dividend provided by real estate securities increasingly more valued, with particular emphasis on companies with dividend increases. We will monitor the market for share buyback announcements, mergers and privatization of companies. In our opinion, if the stock market returns to a value bias, it could be a very good year for real estate securities.

TEN LARGEST STOCK HOLDINGS

                                                              MARKET      % OF STOCK
COMPANY                                           SHARES       VALUE      PORTFOLIO
-------                                          --------   -----------   ----------
Equity Residential Properties..................    6,000    $  256,125       4.6%
Avalon Bay Communities, Inc. ..................    7,050       241,903       4.3%
Public Storage, Inc. ..........................   10,516       238,582       4.2%
Equity Office Properties Trust.................    9,200       226,550       4.0%
Apartment Investment and Management............    5,660       225,339       4.0%
Catellus Development Corporation...............   16,100       206,281       3.7%
Highwoods Properties, Inc. ....................    8,200       190,650       3.4%
Starwood Hotels & Resorts Worldwide, Inc. .....    7,700       180,950       3.2%
Simon Property Group, Inc. ....................    7,500       172,031       3.1%
Macerich Company...............................    7,300       151,931       2.7%
                                                            ----------      ----
                                                            $2,090,342      37.2%
                                                            ==========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   3.6%
Communication Services              0.2%
Technology                          0.8%
Consumer Staples                    1.1%
Consumer Cyclical                   9.0%
Finance-Diversified                 6.0%
Real Estate                         4.6%
Real Estate Investment Trust       74.7%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                     -3.89%
Since inception (May 1, 1998)               -11.33%
                                        Real Estate           Wilshire Associates
                               Securities Portfolio  Real Estate Securities Index      CPI
5/01/98                                     $10,000                       $10,000  $10,000
12/31/98                                     $8,510                        $8,568  $10,098
12/31/99                                     $8,179                        $8,294  $10,362

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 1999.
*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 1999, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 1999 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota
February 4, 2000

                                                                GROWTH PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
COMMON STOCK (99.0%)
  CAPITAL GOODS (12.4%)
    Electrical Equipment (8.0%)
    266,300   General Electric Company.........................  $ 41,209,925
     64,600   Solectron Corporation (b)........................     6,145,075
                                                                 ------------
                                                                   47,355,000
                                                                 ------------
    Manufacturing (2.2%)
    335,084   Tyco International Ltd. (c)......................    13,026,390
                                                                 ------------
    Office Equipment (2.2%)
    142,300   Lexmark International Group, Inc. (b)............    12,878,150
                                                                 ------------
  COMMUNICATION SERVICES (1.8%)
    Telecommunication (1.8%)
    110,187   MCI Worldcom, Inc. (b)...........................     5,846,798
     75,100   Sprint Corporation...............................     5,055,169
                                                                 ------------
                                                                   10,901,967
                                                                 ------------
  CONSUMER CYCLICAL (10.7%)
    Retail (7.7%)
    588,700   Family Dollar Stores.............................     9,603,169
    269,850   Home Depot, Inc..................................    18,501,591
    259,100   Wal-Mart Stores, Inc.............................    17,910,287
                                                                 ------------
                                                                   46,015,047
                                                                 ------------
    Service (3.0%)
    176,100   Omnicom Group, Inc...............................    17,610,000
                                                                 ------------
  CONSUMER STAPLES (8.2%)
    Entertainment (2.8%)
    124,900   Carnival Corporation.............................     5,971,781
    147,400   Time Warner, Inc.................................    10,677,287
                                                                 ------------
                                                                   16,649,068
                                                                 ------------
    Food & Health (1.0%)
    347,000   U.S. Foodservice (b).............................     5,812,250
                                                                 ------------
    Household Products (1.2%)
    294,700   Dial Corporation.................................     7,164,894
                                                                 ------------
    Retail (1.8%)
    305,400   Safeway, Inc. (b)................................    10,860,787
                                                                 ------------
    Service (1.4%)
    158,200   Automatic Data Processing, Inc...................     8,523,025
                                                                 ------------
  FINANCIAL (5.3%)
    Consumer Finance (1.5%)
    185,500   Capital One Financial Corporation................     8,938,781
                                                                 ------------
    Finance-Diversified (1.6%)
    205,500   Federal Home Loan Mortgage Corporation...........     9,671,344
                                                                 ------------
    Insurance (2.2%)
     40,972   American International Group.....................     4,430,097
    100,200   Hartford Life....................................     4,408,800
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  FINANCIAL--CONTINUED
    143,000   Nationwide Financial Services, Inc...............  $  3,995,063
                                                                 ------------
                                                                   12,833,960
                                                                 ------------
  HEALTH CARE (11.4%)
    Drugs (5.2%)
    150,500   Bristol-Myers Squibb Company.....................     9,660,219
     43,300   Eli Lilly & Company..............................     2,879,450
    111,300   Merck & Co., Inc.................................     7,464,056
    144,500   Pfizer, Inc......................................     4,687,219
    151,100   Schering Plough Corporation......................     6,374,531
                                                                 ------------
                                                                   31,065,475
                                                                 ------------
    Health Care- Diversified (2.1%)
     82,000   Johnson & Johnson................................     7,636,250
     59,100   Warner-Lambert Company...........................     4,842,506
                                                                 ------------
                                                                   12,478,756
                                                                 ------------
    Medical Products/Supplies (4.1%)
    108,800   Guidant Corporation (b)..........................     5,113,600
    215,700   Medtronic, Inc...................................     7,859,569
    461,500   Sybron International Corporation (b).............    11,393,281
                                                                 ------------
                                                                   24,366,450
                                                                 ------------
  TECHNOLOGY (47.9%)
    228,000   America Online, Inc. (b).........................    17,199,750
     61,600   Applied Materials, Inc. (b)......................     7,803,950
     69,800   At Home Corporation (b)..........................     2,992,675
     67,800   BMC Software, Inc. (b)...........................     5,419,763
    387,300   Cisco Systems, Inc. (b)..........................    41,489,513
    306,600   Dell Computer Corporation (b)....................    15,636,600
    207,300   EMC Corporation (b)..............................    22,647,525
     78,700   Gateway, Inc. (b)................................     5,671,319
    291,000   Intel Corporation................................    23,952,938
     68,700   International Business Machines..................     7,419,600
     74,400   JDS Uniphase Corporation (b).....................    12,001,650
    340,100   Lucent Technologies, Inc.........................    25,443,731
    194,500   Microsoft Corporation (b)........................    22,707,875
     20,700   Motorola, Inc....................................     3,048,075
    103,900   Nokia Oyj (c)....................................    19,741,000
    117,600   Oracle Corporation (b)...........................    13,178,550
    249,600   Sun Microsystems, Inc. (b).......................    19,328,400
     94,300   Telefonaktiebolaget LM Erisson (c)...............     6,194,331
     77,800   Texas Instruments, Inc...........................     7,536,875
     37,250   VERITAS Software Corporation (b).................     5,331,406
                                                                 ------------
                                                                  284,745,526
                                                                 ------------
  UTILITIES (1.3%)
    Electric Companies (1.3%)
    105,200   AES Corporation (b)..............................     7,863,700
                                                                 ------------
Total common stock (cost: $347,346,316)........................   588,760,570
                                                                 ------------

              See accompanying notes to investments in securities.

GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                            ------------
SHORT-TERM SECURITIES (2.4%)
$12,320,965   Provident Institutional Funds--TempFund Portfolio, current rate        $ 12,320,965
               5.480%..............................................................
  2,025,000   U.S. Treasury Bill...............................  4.780%    01/06/00     2,024,368
                                                                                     ------------
              Total short-term securities (cost: $14,344,640)......................    14,345,333
                                                                                     ------------
              Total investments in securities (cost: $361,690,956) (d).............  $603,105,903
                                                                                     ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 6.6% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $363,521,885. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $249,338,220
      Gross unrealized depreciation..........     (9,754,202)
                                                ------------
      Net unrealized appreciation............   $239,584,018
                                                ============

                                                                  BOND PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
LONG-TERM DEBT SECURITIES (93.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (32.7%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.2%)
$  311,503   .................................................   6.500%  12/01/23  $    295,310
                                                                                   ------------
    Federal National Mortgage Association (FNMA) (2.1%)
 2,000,000   .................................................   6.000%  05/15/08     1,869,246
   956,532   .................................................   6.000%  09/01/28       876,248
   480,323   .................................................   6.500%  10/01/28       449,644
   710,924   .................................................   7.000%  06/01/29       688,067
                                                                                   ------------
                                                                                      3,883,205
                                                                                   ------------
    Government National Mortgage Association (GNMA) (4.7%)
 1,318,970   .................................................   6.000%  07/15/28     1,201,776
 3,112,637   .................................................   6.500%  09/15/28     2,925,434
   537,490   .................................................   7.000%  11/15/23       523,618
   343,800   .................................................   7.000%  10/15/25       333,312
   470,029   .................................................   7.000%  03/15/26       455,160
   397,270   .................................................   7.000%  05/15/26       384,703
   466,760   .................................................   7.500%  06/15/28       462,020
 1,353,868   .................................................   7.500%  10/15/28     1,340,120
   498,337   .................................................   7.500%  08/15/29       493,146
   214,365   .................................................   8.000%  09/15/24       217,066
   127,963   .................................................   8.500%  10/15/22       132,141
   148,605   .................................................   8.500%  12/15/22       153,457
                                                                                   ------------
                                                                                      8,621,953
                                                                                   ------------
    U.S. Treasury (25.7%)
 8,000,000   Bond.............................................   5.250%  02/15/29     6,617,504
 7,500,000   Bond.............................................   5.625%  02/15/06     7,176,562
 5,500,000   Bond.............................................   5.875%  11/15/05     5,340,159
 2,000,000   Bond.............................................   6.000%  07/31/02     1,988,126
 1,000,000   Bond.............................................   6.000%  02/15/26       914,688
 8,900,000   Bond.............................................   6.125%  08/15/29     8,485,598
 6,400,000   Bond.............................................   6.625%  03/31/02     6,444,000
 8,400,000   Note.............................................   5.250%  08/15/03     8,095,500
 2,550,000   Strip (d)........................................   4.980%  05/15/06     1,682,513
                                                                                   ------------
                                                                                     46,744,650
                                                                                   ------------
             Total U.S. government and agencies obligations
              (cost: $62,206,339)................................................    59,545,118
                                                                                   ------------
  CORPORATE OBLIGATIONS (60.8%)
    BASIC MATERIALS (9.4%)
      Chemicals (7.1%)
 2,500,000   BF Goodrich Company..............................   6.600%  05/15/09     2,277,775
 4,000,000   BF Goodrich Company..............................   9.625%  07/01/01     4,136,408
 4,000,000   IMC Global, Inc..................................   6.625%  10/15/01     3,924,404
 2,784,272   Novartis AG 144A Issue (c).......................   7.240%  01/02/16     2,619,805
                                                                                   ------------
                                                                                     12,958,392
                                                                                   ------------
      Paper and Forest (2.3%)
 4,150,000   International Paper Company......................   6.875%  07/10/00     4,153,171
                                                                                   ------------
    CAPITAL GOODS (5.2%)
      Aerospace/Defense (2.5%)
 1,000,000   Raytheon Company.................................   5.950%  03/15/01       986,251
 4,250,000   Raytheon Company.................................   6.400%  12/15/18     3,541,478
                                                                                   ------------
                                                                                      4,527,729
                                                                                   ------------
      Containers-Metal/Glass (2.7%)
 5,000,000   Crown Cork & Seal Company, Inc...................   7.125%  09/01/02     4,941,470
                                                                                   ------------

              See accompanying notes to investments in securities.

BOND PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
  CORPORATE OBLIGATIONS--CONTINUED
    COMMUNICATION SERVICES (3.4%)
      Telecommunication (.9%)
$1,645,000   MCI Worldcom, Inc................................   6.125%  08/15/01  $  1,627,183
                                                                                   ------------
      Telephone (2.5%)
 1,000,000   AT&T Corporation.................................   6.500%  03/15/29       856,156
 4,000,000   GTE Corporation..................................   6.940%  04/15/28     3,611,356
                                                                                   ------------
                                                                                      4,467,512
                                                                                   ------------
    CONSUMER CYCLICAL (3.0%)
      Auto (2.5%)
 5,000,000   Meritor Automotive, Inc..........................   6.800%  02/15/09     4,559,225
                                                                                   ------------
      Retail (.5%)
 1,000,000   Wal-Mart Stores, Inc.............................   6.875%  08/10/09       973,458
                                                                                   ------------
    CONSUMER STAPLES (12.7%)
      Broadcasting (4.3%)
 5,000,000   British Sky Broadcasting.........................   6.875%  02/23/09     4,406,485
 3,500,000   Cox Communications, Inc..........................   7.000%  08/15/01     3,491,974
                                                                                   ------------
                                                                                      7,898,459
                                                                                   ------------
      Entertainment (2.1%)
 3,500,000   Time Warner, Inc.................................   9.125%  01/15/13     3,839,703
                                                                                   ------------
      Household Products (3.8%)
 3,850,000   Premark International, Inc.......................  10.500%  09/15/00     3,948,591
 3,000,000   Procter & Gamble Company.........................   6.600%  12/15/04     2,958,126
                                                                                   ------------
                                                                                      6,906,717
                                                                                   ------------
      Retail (2.5%)
 4,500,000   Safeway, Inc.....................................   7.000%  09/15/02     4,471,866
                                                                                   ------------
    FINANCIAL (16.9%)
      Asset-Backed Securities (.7%)
 1,350,000   National Collegiate..............................   7.240%  09/20/14     1,205,644
                                                                                   ------------
      Banks (4.5%)
 5,500,000   PNC Bank Corporation.............................   6.728%  01/25/07     5,377,185
 3,400,000   St. George Bank Capital Note 144A                                        2,884,305
              Issue (b)(c)....................................   8.485%  12/31/49
                                                                                   ------------
                                                                                      8,261,490
                                                                                   ------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.1%)
   905,000   California Housing Finance Agency................   8.160%  02/01/28       918,806
 1,200,000   CSFB Finance Company 144A Issue (c)..............   5.977%  11/15/05     1,033,874
 1,515,866   Prudential Home Mortgage Securities..............   6.050%  04/25/24     1,392,157
   479,640   Wyoming Community Development....................   6.850%  06/01/10       479,640
                                                                                   ------------
                                                                                      3,824,477
                                                                                   ------------
      Commercial Finance (2.7%)
 5,000,000   General Electric Capital Corporation.............   6.290%  12/15/01     4,944,670
                                                                                   ------------
      Insurance (2.2%)
   725,000   Conseco Financing Trust II.......................   8.700%  11/15/26       650,199
 1,000,000   Conseco, Inc.....................................   8.500%  10/15/02     1,011,635
 2,950,000   Unum Corporation.................................   6.750%  12/15/28     2,396,285
                                                                                   ------------
                                                                                      4,058,119
                                                                                   ------------
      Investment Bankers/Brokers (2.7%)
 5,000,000   Morgan Stanley Dean Witter & Company.............   6.875%  03/01/07     4,811,830
                                                                                   ------------
      Real Estate Investment Trust (.5%)
 1,000,000   Security Capital Pacific Trust...................   7.500%  02/15/14       900,413
                                                                                   ------------

              See accompanying notes to investments in securities.

                                                                  BOND PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
  CORPORATE OBLIGATIONS--CONTINUED
      Savings and Loans (1.5%)
$3,000,000   Bank United Corporation..........................   8.875%  05/01/07  $  2,788,902
                                                                                   ------------
    HEALTH CARE (.9%)
      Medical Products/Supplies (.9%)
 2,000,000   Tyco International Group (b).....................   6.875%  01/15/29     1,703,360
                                                                                   ------------
    UTILITIES (9.3%)
      Electric Companies (6.6%)
 4,000,000   Edison International.............................   6.875%  09/15/04     3,917,252
 4,250,000   Georgia Power Company............................   5.500%  12/01/05     3,882,418
 4,000,000   Hydro-Quebec (b).................................   8.000%  02/01/13     4,104,080
                                                                                   ------------
                                                                                     11,903,750
                                                                                   ------------
      Natural Gas (2.7%)
 5,250,000   Enron Corporation................................   6.725%  11/17/08     4,860,786
                                                                                   ------------
             Total corporate obligations (cost: $117,814,427)....................   110,588,326
                                                                                   ------------
             Total long-term debt securities (cost: $180,020,766)................   170,133,444
                                                                                   ------------

SHARES
------
PREFERRED STOCK (4.8%)
  FINANCIAL (4.8%)
    Real Estate Investment Trust (4.8%)
    70,000   Duke Realty Investments, Inc. 7.99%..............    3,062,500
    35,000   Nationwide Health Properties, Inc. 7.68%.........    3,101,875
    60,000   Prologis Trust 8.54%.............................    2,493,750
                                                                -----------
             Total preferred stock (cost: $9,955,725).........    8,658,125
                                                                -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (--)
$      571   Provident Institutional Funds--TempFund Portfolio, current rate               571
              5.480%.............................................................
                                                                                   -----------
             Total short-term securities (cost: $571)............................          571
                                                                                   -----------
             Total investments in securities (cost: $189,977,062)(e).............  $178,792,140
                                                                                   ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 4.8% of net assets in foreign securities as of December 31, 1999.
(c) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1999, which includes acquistion date and cost, is as follows:

                                                ACQUISITION
    SECURITY:                                      DATE         COST
    ---------                                   -----------  ----------
    CFSB Finance Company 144A Issue*..........    5/15/96    $1,178,142
    Novartis AG 144A Issue*...................   12/24/96     2,784,272
    St. George Bank Capital Note 144A             6/12/97     3,401,244
     Issue*...................................
                                                             ----------
                                                             $7,363,658
                                                             ==========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(d) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(e) At December 31, 1999 the cost of securities for federal income tax purposes was $190,258,266. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........................  $      99,894
      Gross unrealized depreciation..........................    (11,566,020)
                                                               -------------
      Net unrealized depreciation............................  $ (11,466,126)
                                                               =============

MONEY MARKET PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
COMMERCIAL PAPER (95.3%)
  BASIC MATERIALS (19.2%)
    Agriculture Products (7.3%)
$2,510,000   Archer-Daniels Midland Company...................  5.845%  03/01/00  $  2,486,114
 3,065,000   Archer-Daniels Midland Company...................  6.113%  04/17/00     3,011,040
 2,045,000   Cargill, Inc.....................................  5.917%  01/13/00     2,041,030
 1,530,000   Cargill, Inc.....................................  5.904%  01/14/00     1,526,789
 2,410,000   Cargill, Inc.....................................  5.093%  02/02/00     2,399,288
                                                                                  ------------
                                                                                    11,464,261
                                                                                  ------------
    Chemicals (11.9%)
 1,000,000   E.I. DuPont de Nemours & Company.................  5.359%  02/14/00       993,582
 3,125,000   E.I. DuPont de Nemours & Company.................  5.793%  08/28/00     3,009,567
 1,000,000   Monsanto Company (c).............................  6.010%  01/18/00       997,209
   665,000   Monsanto Company (c).............................  6.099%  01/31/00       661,683
 3,065,000   Monsanto Company.................................  6.010%  02/04/00     3,048,355
 2,195,000   Monsanto Company (c).............................  6.017%  03/21/00     2,166,431
 1,020,000   Monsanto Company (c).............................  5.981%  03/24/00     1,006,313
 2,005,000   PPG Industries, Inc..............................  6.001%  01/21/00     1,998,428
 4,835,000   PPG Industries, Inc..............................  5.999%  01/28/00     4,813,650
                                                                                  ------------
                                                                                    18,695,218
                                                                                  ------------
  CAPITAL GOODS (4.2%)
    Electrical Equipment (4.2%)
 1,285,000   Emerson Electric Company.........................  5.473%  01/18/00     1,281,733
 2,540,000   Emerson Electric Company.........................  5.441%  01/21/00     2,532,450
 1,100,000   Emerson Electric Company.........................  5.492%  01/26/00     1,095,878
 1,655,000   Emerson Electric Company.........................  5.475%  01/27/00     1,648,571
                                                                                  ------------
                                                                                     6,558,632
                                                                                  ------------
  COMMUNICATION SERVICES (7.4%)
    Telephone (7.4%)
 4,090,000   AT&T Corporation.................................  5.809%  02/08/00     4,065,414
 3,570,000   Bellsouth Telecommunications.....................  5.799%  01/19/00     3,559,820
 1,045,000   Bellsouth Telecommunications.....................  5.839%  02/09/00     1,038,521
 2,905,000   Bellsouth Telecommunications.....................  5.952%  02/11/00     2,885,708
                                                                                  ------------
                                                                                    11,549,463
                                                                                  ------------
  CONSUMER CYCLICAL (6.1%)
    Publishing (6.1%)
 7,400,000   Gannett Company..................................  6.011%  01/24/00     7,372,075
 2,170,000   R.R. Donnelley & Sons Company (c)................  5.967%  01/31/00     2,159,409
                                                                                  ------------
                                                                                     9,531,484
                                                                                  ------------
  CONSUMER STAPLES (12.3%)
    Beverage (4.1%)
 4,540,000   The Coca-Cola Company............................  5.506%  01/20/00     4,526,984
 1,925,000   The Coca-Cola Company............................  6.048%  02/18/00     1,909,811
                                                                                  ------------
                                                                                     6,436,795
                                                                                  ------------
    Entertainment (3.3%)
 4,085,000   Walt Disney Company..............................  5.822%  01/24/00     4,070,069
 1,056,000   Walt Disney Company..............................  6.063%  01/25/00     1,051,807
                                                                                  ------------
                                                                                     5,121,876
                                                                                  ------------
    Food (4.9%)
 4,975,000   General Mills, Inc...............................  5.238%  02/01/00     4,952,967
 2,800,000   General Mills, Inc...............................  5.984%  02/23/00     2,775,880
                                                                                  ------------
                                                                                     7,728,847
                                                                                  ------------

              See accompanying notes to investments in securities.

                                                          MONEY MARKET PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
  ENERGY (1.9%)
    Oil & Gas (1.9%)
$3,025,000   Atlantic Richfield Company (c)...................  6.207%  02/04/00  $  3,007,611
                                                                                  ------------
  FINANCIAL (22.4%)
    Auto Finance (1.3%)
 2,050,000   Ford Motor Credit................................  5.783%  05/18/00     2,006,137
                                                                                  ------------
    Commercial Finance (5.7%)
 3,060,000   G.E. Capital Corporation.........................  6.021%  03/10/00     3,025,565
 4,885,000   G.E. Capital Corporation.........................  5.997%  07/19/00     4,729,194
 1,140,000   Xerox Company....................................  5.943%  01/20/00     1,136,484
                                                                                  ------------
                                                                                     8,891,243
                                                                                  ------------
    Consumer Finance (15.4%)
 2,000,000   American General Financial Corporation...........  6.070%  01/06/00     1,998,338
 3,840,000   American General Financial Corporation...........  6.021%  02/25/00     3,805,473
 2,325,000   Associates Corporation of North America..........  5.029%  01/24/00     2,317,655
 1,015,000   Associates Corporation of North America..........  6.038%  03/20/00     1,001,906
 4,060,000   Ciesco LP........................................  6.125%  01/18/00     4,048,451
 3,055,000   Ciesco LP........................................  5.990%  01/26/00     3,042,518
 6,065,000   GTE Funding, Inc.................................  6.017%  01/21/00     6,045,069
 1,800,000   GTE Funding, Inc.................................  6.133%  02/16/00     1,786,195
                                                                                  ------------
                                                                                    24,045,605
                                                                                  ------------
  HEALTH CARE (7.7%)
    Drugs (7.7%)
 2,565,000   American Home Products Corporation (c)...........  5.954%  01/28/00     2,553,753
 2,885,000   American Home Products Corporation (c)...........  5.579%  02/03/00     2,870,521
 1,500,000   American Home Products Corporation (c)...........  6.013%  02/22/00     1,487,259
 5,100,000   Schering Corporation.............................  6.048%  02/23/00     5,055,600
                                                                                  ------------
                                                                                    11,967,133
                                                                                  ------------
  TECHNOLOGY (3.8%)
 6,035,000   Motorola, Inc....................................  6.633%  01/27/00     6,006,618
                                                                                  ------------
  UTILITIES (10.3%)
    Electric Companies (10.3%)
 3,020,000   Madison Gas & Electric...........................  6.115%  01/10/00     3,015,453
 3,030,000   MidAmerican Energy...............................  6.038%  01/14/00     3,023,498
 3,020,000   MidAmerican Energy...............................  6.639%  01/31/00     3,003,609
 2,040,000   Potomac Electric Power Company...................  5.971%  01/25/00     2,032,022
 5,100,000   Potomac Electric Power Company...................  5.972%  01/27/00     5,078,398
                                                                                  ------------
                                                                                    16,152,980
                                                                                  ------------
             Total commercial paper (cost: $149,163,903)........................   149,163,903
                                                                                  ------------

SHORT-TERM SECURITIES (4.0%)
$6,354,558   Provident Institutional Funds--TempFund Portfolio,, current rate       6,354,558
              5.480%...........................................................
                                                                                 ------------
             Total short-term securities (cost: $6,354,558)....................     6,354,558
                                                                                 ------------
             Total investments in securities (cost: $155,518,461) (b)..........  $155,518,461
                                                                                 ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at December 31, 1999.
(c) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                     MARKET
SHARES                                                              VALUE(A)
------                                                           ---------------
COMMON STOCK (71.9%)
  CAPITAL GOODS (7.8%)
    Electrical Equipment (4.7%)
    194,752   General Electric Company.........................   $ 30,137,872
     51,200   Solectron Corporation (b)........................      4,870,400
                                                                  ------------
                                                                    35,008,272
                                                                  ------------
    Manufacturing (1.6%)
    299,596   Tyco International Ltd. (c)......................     11,646,794
                                                                  ------------
    Office Equipment (1.5%)
    123,700   Lexmark International Group, Inc. (b)............     11,194,850
                                                                  ------------
  COMMUNICATION SERVICES (1.2%)
    Telecommunication (1.2%)
     95,955   MCI Worldcom, Inc. (b)...........................      5,091,612
     62,600   Sprint Corporation...............................      4,213,762
                                                                  ------------
                                                                     9,305,374
                                                                  ------------
  CONSUMER CYCLICAL (7.7%)
    Houseware (--)
     15,300   Furniture Brands International, Inc. (b).........        336,600
                                                                  ------------
    Lodging--Hotel (.3%)
     52,700   Meristar Hospitality Corporation.................        843,200
     56,000   Starwood Hotels & Resorts Worldwide, Inc.........      1,316,000
                                                                  ------------
                                                                     2,159,200
                                                                  ------------
    Retail (4.9%)
    493,600   Family Dollar Stores.............................      8,051,850
    237,750   Home Depot, Inc..................................     16,300,734
    182,500   Wal-Mart Stores, Inc.............................     12,615,312
                                                                  ------------
                                                                    36,967,896
                                                                  ------------
    Service (2.5%)
     33,900   Fairfield Communities, Inc. (b)..................        364,425
    184,508   Omnicom Group, Inc...............................     18,450,800
                                                                  ------------
                                                                    18,815,225
                                                                  ------------
  CONSUMER STAPLES (5.9%)
    Entertainment (2.0%)
    109,700   Carnival Corporation.............................      5,245,031
    131,700   Time Warner, Inc.................................      9,540,019
                                                                  ------------
                                                                    14,785,050
                                                                  ------------
    Food & Health (.8%)
    337,100   U.S. Foodservice (b).............................      5,646,425
                                                                  ------------
    Household Products (.8%)
    254,000   Dial Corporation.................................      6,175,375
                                                                  ------------
    Retail (1.3%)
    267,884   Safeway, Inc. (b)................................      9,526,625
                                                                  ------------
                                                                     MARKET
SHARES                                                              VALUE(A)
------                                                           ---------------
  CONSUMER STAPLES--CONTINUED
    Service (1.0%)
    134,300   Automatic Data Processing, Inc...................   $  7,235,412
                                                                  ------------
  FINANCIAL (7.7%)
    Consumer Finance (1.1%)
    165,100   Capital One Financial Corporation................      7,955,756
                                                                  ------------
    Finance-Diversified (1.4%)
     24,700   Asset Investors Corporation......................        274,787
     22,300   Crescent Real Estate Equity Company..............        409,762
    175,300   Federal Home Loan Mortgage Corporation...........      8,250,056
     52,100   Simon Property Group, Inc........................      1,195,044
     41,600   Trammell Crow Company (b)........................        483,600
                                                                  ------------
                                                                    10,613,249
                                                                  ------------
    Insurance (1.2%)
     37,553   American International Group.....................      4,060,418
     43,600   Hartford Life....................................      1,918,400
    111,700   Nationwide Financial Services, Inc...............      3,120,619
                                                                  ------------
                                                                     9,099,437
                                                                  ------------
    Investment Bankers/Brokers (--)
      2,088   Reckson Service Industries (b)...................        130,239
                                                                  ------------
    Real Estate (.2%)
     96,800   Catellus Development Corporation (b).............      1,240,250
     11,600   Newhall Land & Farming Company...................        313,200
                                                                  ------------
                                                                     1,553,450
                                                                  ------------
    Real Estate Investment Trust (3.8%)
     32,800   AMB Property Corporation.........................        653,950
     36,000   Apartment Investment & Management Company........      1,433,250
     12,000   Archstone Communities Trust......................        246,000
     52,200   Arden Realty Group, Inc..........................      1,047,262
     47,000   Avalon Bay Communities, Inc......................      1,612,687
      7,700   Boston Properties, Inc...........................        239,663
     20,000   Camden Property Trust............................        547,500
     21,500   CarrAmerica Realty Corporation...................        454,188
     20,000   CBL & Associates Properties, Inc.................        412,500
     14,900   CenterPoint Properties Corporation...............        534,538
      6,600   Eastgroup Properties.............................        122,100
     55,600   Equity Office Properties Trust...................      1,369,150
     41,500   Equity Residential Properties....................      1,771,531
     18,700   Essex Property Trust, Inc........................        635,800
     41,400   Franchise Finance Corporation of America.........        991,013

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                     MARKET
SHARES                                                              VALUE(A)
------                                                           ---------------
  FINANCIAL--CONTINUED
      9,700   Gables Residential Trust.........................   $    232,800
     56,700   Highwoods Properties, Inc........................      1,318,275
     93,100   Innkeepers USA Trust.............................        762,256
     40,300   Kilroy Realty Corporation........................        886,600
     26,500   Kimco Realty Corporation.........................        897,688
     38,120   Koger Equity, Inc................................        643,275
     26,400   Liberty Property Trust...........................        640,200
     24,000   LNR Property Corporation.........................        477,000
     42,900   Macerich Company.................................        892,856
     33,300   Mack-Cali Realty Corporation.....................        867,881
     41,900   Pacific Gulf Properties, Inc.....................        848,475
     38,000   Pan Pacific Retail Properties....................        619,875
     34,900   Philips International Realty.....................        573,669
      9,600   Post Properties, Inc.............................        367,200
     73,964   Public Storage, Inc..............................      1,678,058
     28,800   Reckson Associates Realty Corporation............        590,400
      7,379   Reckson Associates Realty Corporation, Class B...        167,872
     17,700   SL Green Realty Corporation......................        384,975
     23,100   Spieker Properties, Inc..........................        841,706
     28,100   Starwood Financial, Inc..........................        475,944
     49,500   Summit Properties, Inc...........................        884,813
     62,900   Trizec Hahn Corporation (c)......................      1,061,438
     14,600   U.S. Restaurant Properties, Inc..................        208,963
     10,100   Urban Shopping Centers, Inc......................        273,963
                                                                  ------------
                                                                    28,667,314
                                                                  ------------
  HEALTH CARE (7.9%)
    Drugs (3.6%)
    133,600   Bristol-Myers Squibb Company.....................      8,575,450
     36,700   Eli Lilly & Company..............................      2,440,550
     99,400   Merck & Co., Inc.................................      6,666,013
    128,300   Pfizer, Inc......................................      4,161,731
    129,400   Schering Plough Corporation......................      5,459,063
                                                                  ------------
                                                                    27,302,807
                                                                  ------------
    Health Care-Diversified (1.5%)
     72,800   Johnson & Johnson................................      6,779,500
     53,200   Warner-Lambert Company...........................      4,359,075
                                                                  ------------
                                                                    11,138,575
                                                                  ------------
    Medical Products/Supplies (2.8%)
     96,600   Guidant Corporation (b)..........................      4,540,200
    191,500   Medtronic, Inc...................................      6,977,781
    382,700   Sybron International Corporation (b).............      9,447,906
                                                                  ------------
                                                                    20,965,887
                                                                  ------------
                                                                     MARKET
SHARES                                                              VALUE(A)
------                                                           ---------------
  TECHNOLOGY (32.7%)
    206,400   America Online, Inc. (b).........................   $ 15,570,300
     52,800   Applied Materials, Inc. (b)......................      6,689,100
     62,200   At Home Corporation (b)..........................      2,666,825
     60,100   BMC Software, Inc. (b)...........................      4,804,244
    329,350   Cisco Systems, Inc. (b)..........................     35,281,619
    267,800   Dell Computer Corporation (b)....................     13,657,800
    180,500   EMC Corporation (b)..............................     19,719,625
     70,300   Gateway, Inc. (b)................................      5,065,994
    259,300   Intel Corporation................................     21,343,631
     47,000   International Business Machines..................      5,076,000
     65,000   JDS Uniphase Corporation (b).....................     10,485,313
    283,400   Lucent Technologies, Inc.........................     21,201,863
    169,300   Microsoft Corporation (b)........................     19,765,775
     18,400   Motorola, Inc....................................      2,709,400
     90,400   Nokia Oyj (c)....................................     17,176,000
    104,700   Oracle Corporation (b)...........................     11,732,944
    220,600   Sun Microsystems, Inc. (b).......................     17,082,713
     63,900   Telefonaktiebolaget LM Ericsson (c)..............      4,197,431
     67,600   Texas Instruments, Inc...........................      6,548,750
     32,850   VERITAS Software Corporation (b).................      4,701,656
                                                                  ------------
                                                                   245,476,983
                                                                  ------------
  UTILITIES (1.0%)
    Electric Companies (1.0%)
     96,100   AES Corporation..................................      7,183,475
                                                                  ------------
Total common stock
 (cost: $321,492,132)..........................................    538,890,270
                                                                  ------------

PREFERRED STOCK (1.3%)
  FINANCIAL (1.3%)
    Real Estate Investment Trust (1.3%)
    102,000   Duke Realty Investments, Inc.--7.99%.............      4,462,500
     39,000   Nationwide Health Properties, Inc.--7.68%........      3,456,375
     50,000   Prologis Trust--8.54%............................      2,078,125
                                                                  ------------
                                                                     9,997,000
                                                                  ------------
Total preferred stock
 (cost: $11,467,385)...........................................      9,997,000
                                                                  ------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                             MARKET
PRINCIPAL                                                                                   VALUE(A)
---------                                                                                ---------------
LONG-TERM DEBT SECURITIES (25.4%)
  GOVERNMENT OBLIGATIONS (8.8%)
    Federal Home Loan Mortgage Corporation (FHLMC) (.3%)
$   937,562  .......................................................   6.500%  12/01/23   $    888,825
  1,418,018  .......................................................   6.500%  02/01/29      1,340,078
                                                                                          ------------
                                                                                             2,228,903
                                                                                          ------------
    Federal National Mortgage Association (FNMA) (3.1%)
  2,261,538  .......................................................   6.000%  04/01/14      2,146,813
    956,532  .......................................................   6.000%  09/01/28        876,248
    989,296  .......................................................   6.000%  01/01/29        906,262
    601,613  .......................................................   6.000%  02/01/29        551,118
    726,555  .......................................................   6.000%  05/01/29        665,176
  1,292,405  .......................................................   6.500%  07/01/13      1,255,664
  2,940,587  .......................................................   6.500%  09/01/14      2,854,819
  2,895,222  .......................................................   6.500%  10/01/28      2,710,302
  1,371,505  .......................................................   6.500%  11/01/28      1,295,300
    837,948  .......................................................   6.500%  12/01/28        791,389
  2,430,826  .......................................................   6.500%  02/01/29      2,275,567
  1,446,354  .......................................................   6.500%  02/01/29      1,365,990
    119,643  .......................................................   7.000%  10/01/14        118,359
  2,447,990  .......................................................   7.000%  11/01/14      2,421,725
    492,151  .......................................................   7.000%  08/01/29        476,053
  2,985,698  .......................................................   7.000%  10/01/29      2,888,042
                                                                                          ------------
                                                                                            23,598,827
                                                                                          ------------
    Government National Mortgage Association (GNMA) (3.5%)
    874,824  .......................................................   6.000%  08/15/28        797,093
  2,990,972  .......................................................   6.500%  04/15/29      2,809,644
  3,021,887  .......................................................   7.000%  05/15/26      2,926,292
    909,333  .......................................................   7.000%  06/15/28        879,121
  1,820,220  .......................................................   7.000%  07/15/28      1,759,743
  1,852,629  .......................................................   7.000%  12/15/28      1,791,076
  2,450,715  .......................................................   7.000%  01/15/29      2,368,258
    481,925  .......................................................   7.000%  01/15/29        465,710
  1,309,535  .......................................................   7.000%  01/15/29      1,265,474
    357,760  .......................................................   7.000%  01/15/29        345,723
  3,063,302  .......................................................   7.000%  02/15/29      2,960,234
  1,041,714  .......................................................   7.000%  05/15/29      1,006,664
     97,101  .......................................................   7.500%  06/20/02         97,597
     47,127  .......................................................   7.500%  07/20/02         47,367
    349,109  .......................................................   7.500%  05/15/24        347,126
    598,641  .......................................................   7.500%  06/15/28        592,561
  1,910,198  .......................................................   7.500%  09/15/28      1,890,800
  1,492,598  .......................................................   7.500%  10/15/28      1,477,440
  2,480,237  .......................................................   7.500%  09/15/29      2,454,400
                                                                                          ------------
                                                                                            26,282,323
                                                                                          ------------
    Other Government Obligations (.5%)
  3,750,000  Government of Canada (c)...............................   6.375%  11/30/04      3,670,170
                                                                                          ------------
    State and Local Government Obligations (.1%)
  1,020,000  Wyoming Community Development..........................   6.850%  06/01/10      1,020,000
                                                                                          ------------
    U.S. Treasury (1.3%)
  5,750,000  Strip (g)..............................................   4.980%  05/15/06      3,793,902
  3,350,000  U.S. Treasury Bond.....................................   6.000%  02/15/26      3,064,205

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                             MARKET
PRINCIPAL                                                                                   VALUE(A)
---------                                                                                ---------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$ 3,000,000  U.S. Treasury Bond.....................................   6.125%  08/15/29   $  2,860,314
                                                                                          ------------
                                                                                             9,718,421
                                                                                          ------------
             Total government obligations (cost: $69,887,930)..........................     66,518,644
                                                                                          ------------
  CORPORATE OBLIGATIONS (16.6%)
    BASIC MATERIALS (1.5%)
      Chemicals (1.2%)
  4,000,000  IMC Global, Inc........................................   6.625%  10/15/01      3,924,404
  5,011,690  Novartis AG 144A Issue (d).............................   7.240%  01/02/16      4,715,649
                                                                                          ------------
                                                                                             8,640,053
                                                                                          ------------
      Manufacturing (.3%)
  2,600,000  Tyco International Group (c)...........................   6.875%  01/15/29      2,214,368
                                                                                          ------------
    CAPITAL GOODS (1.2%)
      Aerospace/Defense (.6%)
  4,250,000  United Technologies Corporation........................   6.625%  11/15/04      4,159,093
                                                                                          ------------
      Containers-Metal/Glass (.6%)
  4,500,000  Crown Cork & Seal Company, Inc.........................   7.125%  09/01/02      4,447,323
                                                                                          ------------
    COMMUNICATION SERVICES (1.1%)
      Telecommunication (.5%)
  4,000,000  MCI Worldcom, Inc......................................   6.125%  08/15/01      3,956,676
                                                                                          ------------
      Telephone (.6%)
  1,000,000  AT&T Corporation.......................................   6.500%  03/15/29        856,156
  3,700,000  GTE Corporation........................................   6.940%  04/15/28      3,340,504
                                                                                          ------------
                                                                                             4,196,660
                                                                                          ------------
    CONSUMER CYCLICAL (1.2%)
      Auto (.6%)
  5,000,000  Meritor Automotive, Inc................................   6.800%  02/15/09      4,559,225
                                                                                          ------------
      Retail (.6%)
  4,250,000  Wal-Mart Stores, Inc...................................   6.875%  08/10/09      4,137,197
                                                                                          ------------
    CONSUMER STAPLES (2.4%)
      Broadcasting (.5%)
  4,300,000  British Sky Broadcasting...............................   6.875%  02/23/09      3,789,577
                                                                                          ------------
      Entertainment (.6%)
  4,250,000  Time Warner, Inc.......................................   9.125%  01/15/13      4,662,497
                                                                                          ------------
      Household Products (1.0%)
  4,900,000  Premark International, Inc.............................  10.500%  09/15/00      5,025,479
  2,500,000  Procter & Gamble Company...............................   6.600%  12/15/04      2,465,105
                                                                                          ------------
                                                                                             7,490,584
                                                                                          ------------
      Retail (.3%)
  2,500,000  Safeway, Inc...........................................   7.000%  09/15/02      2,484,370
                                                                                          ------------
    FINANCIAL (7.2%)
      Banks (1.4%)
  7,178,000  PNC Bank Corporation...................................   6.728%  01/25/07      7,017,715
  4,000,000  St. George Bank 144A Issue (c)(d)......................   8.485%  12/31/49      3,393,300
                                                                                          ------------
                                                                                            10,411,015
                                                                                          ------------
      Commercial Finance (.7%)
  5,250,000  General Electric Capital Corporation...................   6.290%  12/15/01      5,191,904
                                                                                          ------------

              See accompanying notes to investments in securities.

ASSET ALLOCATION PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                             MARKET
PRINCIPAL                                                                                   VALUE(A)
---------                                                                                ---------------
  CORPORATE OBLIGATIONS--CONTINUED
      Commercial Mortgage-Backed Securities (1.4%)
$        --  Asset Securitization Corporation (d)(f)................   9.273%  08/13/29   $  2,046,956
  1,784,739  Chase Mortgage Finance Corporation.....................   6.750%  02/25/25      1,673,836
  1,299,815  Citicorp Mortgage Securities, Inc......................   6.500%  10/25/23      1,224,466
  2,000,000  First Union/Lehman Brothers Mortgage...................   6.650%  12/18/07      1,908,440
  1,000,000  Nomura Asset Securities Corporation....................   7.428%  04/13/36        992,710
  2,600,000  Nomura Asset Securities Corporation....................   7.638%  04/13/36      2,583,178
                                                                                          ------------
                                                                                            10,429,586
                                                                                          ------------
      Finance--Diversified (.1%)
  3,300,000  Guangdong Enterprises 144A Issue (c)(d)(h).............   8.875%  05/22/07      1,064,250
                                                                                          ------------
      Insurance (1.0%)
  5,000,000  Conseco Financing Trust II.............................   8.700%  11/15/26      4,484,130
  3,850,000  Unum Corporation.......................................   6.750%  12/15/28      3,127,355
                                                                                          ------------
                                                                                             7,611,485
                                                                                          ------------
      Investment Bankers/Brokers (.8%)
  4,696,000  Morgan Stanley Dean Witter & Company...................   6.875%  03/01/07      4,519,271
  1,500,000  Morgan Stanley Dean Witter & Company...................   7.125%  01/15/03      1,498,175
                                                                                          ------------
                                                                                             6,017,446
                                                                                          ------------
      Real Estate Investment Trust (.2%)
  1,500,000  Security Capital Pacific Trust.........................   7.500%  02/15/14      1,350,620
                                                                                          ------------
      Savings and Loans (.4%)
  2,950,000  Bank United Corporation................................   8.875%  05/01/07      2,742,420
                                                                                          ------------
      Whole Loan Mortgage-Backed (1.2%)
    962,567  Banco Hipotecario Nacional 144A Issue (c)(d)...........   7.916%  07/25/09        860,595
  1,026,314  Paine Webber Mortgage Acceptance Corporation...........   6.930%  02/25/24        964,684
  5,207,788  Prudential Home Mortgage Securities....................   6.500%  10/25/23      4,978,333
    254,064  Prudential Home Mortgage Securities 144A Issue (e).....   7.900%  04/28/22        253,253
  2,450,672  Residential Funding Mortgage...........................   7.000%  10/25/23      2,325,027
                                                                                          ------------
                                                                                             9,381,892
                                                                                          ------------
    UTILITIES (2.0%)
      Electric Companies (1.3%)
  5,000,000  Georgia Power Company..................................   5.500%  12/01/05      4,567,550
  4,800,000  Hydro-Quebec (c).......................................   8.000%  02/01/13      4,924,896
                                                                                          ------------
                                                                                             9,492,446
                                                                                          ------------
      Natural Gas (.7%)
  5,715,000  Enron Corporation......................................   6.725%  11/17/08      5,291,313
                                                                                          ------------
             Total corporate obligations (cost: $133,083,712)..........................    123,722,000
                                                                                          ------------
             Total long-term debt securities (cost: $202,971,642)......................    190,240,644
                                                                                          ------------

SHORT-TERM SECURITIES (2.2%)
 16,712,412  Provident Institutional Funds--TempFund Portfolio, current rate 5.480%....     16,712,412
                                                                                          ------------
             Total short-term securities (cost: $16,712,412)...........................     16,712,412
                                                                                          ------------
             Total investments in securities (cost: $552,643,571) (i)..................   $755,840,326
                                                                                          ============

              See accompanying notes to investments in securities.

                                                      ASSET ALLOCATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 6.7% of net assets in foreign securities as of December 31, 1999.
(d) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1999, which includes acquisition date and cost, is as follows:

                                                ACQUISITION
    SECURITY                                       DATE         COST
    --------                                    -----------  -----------
    Asset Securitization Corporation..........   10/23/99    $ 2,071,596
    Banco Hipotecario Nacional 144A Issue*....    various        873,530
    Guangdong Enterprises 144A Issue*.........    various      3,406,194
    Novartis AG 144A Issue*...................    various      5,046,264
    St. George Bank Capital Note 144A             6/12/97      4,000,000
     Issue*...................................
                                                             -----------
                                                             $15,397,584
                                                             ===========
    *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities
     Act of 1933.

(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(g) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

(h) At December 31, 1999, security is in default with respect to its last interest payment.

(i) At December 31, 1999 the cost of securities for federal income tax purposes was $556,160,428. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation............................   $224,360,574
      Gross unrealized depreciation............................    (24,680,676)
                                                                  ------------
      Net unrealized appreciation..............................   $199,679,898
                                                                  ============

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
LONG-TERM DEBT SECURITIES (96.8%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (17.1%)
    Federal Home Loan Mortgage Corporation (FHLMC) (1.0%)
$1,407,870   .................................................  6.500%  12/01/23  $  1,334,684
                                                                                  ------------
    Federal National Mortgage Association (FNMA) (8.9%)
 1,279,599   .................................................  6.500%  07/01/29     1,206,421
   302,127   .................................................  6.500%  02/01/17       287,166
   922,767   .................................................  6.500%  03/01/17       876,521
 1,385,138   .................................................  6.500%  05/01/28     1,308,175
 1,478,307   .................................................  6.500%  09/01/28     1,396,167
 1,418,300   .................................................  6.500%  09/01/28     1,339,495
 1,238,666   .................................................  6.500%  08/01/29     1,167,829
   495,997   .................................................  6.500%  08/01/29       467,632
   498,301   .................................................  6.500%  09/01/29       469,804
 1,480,215   .................................................  6.500%  09/01/29     1,395,564
   797,864   .................................................  6.500%  09/01/29       752,236
 1,805,237   .................................................  7.000%  02/01/29     1,738,523
     7,190   .................................................  8.000%  05/01/22         7,264
                                                                                  ------------
                                                                                    12,412,797
                                                                                  ------------
    Government National Mortgage Association (GNMA) (5.1%)
 2,041,838   .................................................  4.000%  10/20/25     1,845,748
   499,548   .................................................  7.000%  05/15/29       482,740
 1,750,000   .................................................  7.000%  12/15/29     1,691,120
     1,834   .................................................  8.500%  03/15/22         1,894
 1,155,653   .................................................  6.500%  03/15/29     1,085,592
 1,000,100   .................................................  7.000%  12/15/29       966,451
 1,000,000   .................................................  7.500%  11/15/29       989,583
                                                                                  ------------
                                                                                     7,063,128
                                                                                  ------------
    Vendee Administration (Vendee) (2.1%)
 1,360,183   Vendee Mortgage Trust Participation                                     1,374,627
              Certificates (b)................................  7.793%  02/15/25
 1,520,511   Vendee Mortgage Trust Participation                                     1,561,547
              Certificates (b)................................  8.293%  12/15/26
                                                                                  ------------
                                                                                     2,936,174
                                                                                  ------------
             Total U.S. government and agencies obligations (cost:
              $24,135,700)......................................................    23,746,783
                                                                                  ------------
  CORPORATE OBLIGATIONS (.6%)
 1,000,000   Security Capital Pacific Trust...................  7.500%  02/15/14       900,413
                                                                                  ------------
             Total corporate obligations (cost: $990,799).......................       900,413
                                                                                  ------------
  OTHER MORTGAGE-BACKED SECURITIES (79.1%)
    Asset-Backed (1.5%)
 2,000,000   Team Fleet Financing 144A Issue (d)..............  7.800%  05/15/03     2,006,800
                                                                                  ------------
    Commercial Mortgage-Backed Securities (19.6%)
        --   Asset Securitization Corporation (c)(e)..........  9.273%  08/13/29     2,011,795
        --   Asset Securitization Corporation 144A                                   1,801,450
              Issue (c)(e)....................................  9.273%  08/13/29
 1,275,000   Covenant Retirement Community....................  6.250%  12/01/22     1,249,625
 3,336,000   FFCA Secured Lending Corporation 144A                                   3,163,986
              Issue (d).......................................  8.910%  06/15/14
 3,750,000   Fortress CBO Investments I, Limited 144A Issue                          3,381,938
              (c).............................................  7.850%  07/25/38
 2,682,193   New York Dorm Authority (c)......................  7.750%  04/01/28     2,706,510
 3,250,000   Nomura Asset Securities Corporation..............  7.428%  04/13/36     3,226,308
 1,500,000   Nomura Asset Securities Corporation..............  7.638%  04/13/36     1,490,295
 4,250,000   Park Avenue Finance Corporation 144A Issue (d)...  7.680%  05/12/07     4,228,878
 1,703,950   Pleasant Hill Revenue Bond.......................  7.950%  09/20/15     1,714,332

              See accompanying notes to investments in securities.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$2,247,013   Rosewood Care Center.............................  7.250%  11/01/13  $  2,181,692
                                                                                  ------------
                                                                                    27,156,809
                                                                                  ------------
    Mortgage Revenue Bonds (5.1%)
   782,223   American Housing Trust...........................  8.125%  06/25/18       788,588
   338,598   Black Diamond Mortgage Trust 144A Issue (d)......  6.767%  01/29/13       319,129
 3,000,000   California Housing Finance Agency................  7.760%  08/01/25     3,050,418
 1,235,000   California Housing Finance Agency................  8.160%  02/01/28     1,253,840
 1,000,000   Pennsylvania Housing Finance.....................  7.410%  10/01/17       962,679
   694,600   Wyoming Community Development....................  6.850%  06/01/10       694,600
                                                                                  ------------
                                                                                     7,069,254
                                                                                  ------------
    Whole Loan Mortgage-Backed (52.9%)
 4,149,541   Banco Hipotecario Nacional 144A Issue (c)(f).....  7.916%  07/25/09     3,709,947
    61,819   Bank of America Corporation......................  8.375%  05/01/07        61,563
 3,249,108   Bear Stearns Mortgage Securities, Inc............  6.750%  04/30/30     3,035,544
 1,271,387   Bear Stearns Mortgage Secutities, Inc............  8.000%  11/25/29     1,191,925
 2,744,781   Chase Manhattan Corporation......................  6.750%  03/25/25     2,532,060
 1,164,213   Chase Mortgage Finance Corporation 144A                                 1,085,992
              Issue (d).......................................  6.959%  08/28/24
 2,839,070   Chase Mortgage Finance Corporation 144A                                 2,654,588
              Issue (d).......................................  6.624%  03/28/25
 2,905,481   Chase Mortgage Finance Corporation 144A                                 2,716,683
              Issue (d).......................................  6.624%  03/28/25
 1,964,766   Countrywide Home Loans...........................  7.250%  02/25/28     1,842,283
   687,886   Countrywide Home Loans 144A Issue (d)............  7.500%  03/25/27       598,619
 2,850,000   CSFB Finance Company 144A Issue (c)..............  5.977%  11/15/05     2,455,452
   954,620   CSFB Mortgage Securities 144A Issue (d)..........  7.760%  05/30/23       925,086
   129,489   First Bank Systems...............................  2.397%  03/25/08       111,022
   812,288   First Union Residential..........................  6.985%  09/25/26       755,623
   324,133   First Union Residential..........................  6.985%  09/25/26       301,531
   990,218   GE Capital Mortgage Services 144A Issue (d)......  6.000%  10/25/08       939,212
 1,026,567   GE Capital Mortgage Services 144A Issue (c)......  6.000%  12/25/08       982,486
 2,607,093   GE Capital Mortgage Services 144A Issue (d)......  6.500%  04/25/24     2,410,753
 1,087,494   GE Capital Mortgage Services, Inc. 144A                                   958,354
              Issue (d).......................................  6.500%  09/25/23
     2,633   GE Capital Mortgage Services, Inc................  6.750%  09/25/12         2,415
 1,823,035   GE Capital Mortgage Services, Inc................  7.000%  03/25/26     1,714,765
 2,073,528   GE Capital Mortgage Services, Inc. 144A                                 1,946,545
              Issue (d).......................................  6.500%  04/25/24
 1,821,103   GE Capital Mortgage Services, Inc. 144A                                 1,656,634
              Issue (d).......................................  6.500%  05/25/24
 1,070,874   International Capital Markets 144A Issue (c).....  8.250%  09/01/15     1,075,559
 1,511,764   Lehman Structured Securities 144A Issue (d)......  6.582%  04/28/24     1,398,412
 3,390,665   Metropolitan Asset Funding 144A Issue (d)........  6.980%  05/20/12     3,263,515
 2,143,836   Metropolitan Asset Funding 144A Issue (d)........  7.130%  06/20/12     2,082,201
 3,139,636   Morgan Stanley Capital 144A Issue (d)............  6.975%  06/29/26     2,915,937
 2,034,811   Morgan Stanley Capital 144A Issue (d)............  6.975%  06/29/26     1,825,606
 1,548,262   Paine Webber Mortgage Acceptance Corporation.....  6.750%  01/25/24     1,426,460
   618,764   Paine Webber Mortgage Acceptance Corporation.....  8.125%  07/25/09       610,033
 1,702,205   Prudential Home Mortgage.........................  6.050%  04/25/24     1,563,288
 3,199,070   Prudential Home Mortgage.........................  6.500%  10/25/23     3,058,119
   335,312   Prudential Home Mortgage.........................  8.000%  09/25/22       335,177
   273,959   Prudential Home Mortgage 144A Issue (d)..........  7.500%  08/25/07       272,903
 1,000,000   Prudential Home Mortgage 144A Issue (d)..........  7.900%  04/28/22       997,400
   381,095   Prudential Home Mortgage 144A Issue (d)..........  7.900%  04/28/22       379,880
 3,000,000   Prudential Home Mortgage 144A Issue (d)..........  7.900%  04/28/22     2,946,360
 1,462,188   Prudential Home Mortgage 144A Issue (d)..........  8.000%  06/25/22     1,445,280
 1,222,156   Prudential Home Mortgage Securities 144A                                1,125,544
              Issue (c).......................................  6.312%  08/28/09
   908,395   Prudential Home Mortgage Securities 144A                                  821,979
              Issue (d).......................................  7.250%  09/25/25
 1,418,398   Prudential Home Mortgage Securities 144A                                1,264,431
              Issue (d).......................................  7.341%  09/28/24
   919,562   Residential Funding Mortgage Securities..........  6.500%  12/25/12       862,209

              See accompanying notes to investments in securities.

MORTGAGE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$  739,317   Residential Funding Mortgage Securities..........  7.000%  05/25/12  $    696,326
 2,951,960   Residential Funding Mortgage Securities..........  7.000%  09/25/23     2,802,591
   979,458   Residential Funding Mortgage Securities..........  7.000%  10/25/23       929,074
   686,345   Residential Funding Mortgage Securities..........  7.000%  10/25/27       616,543
 3,741,060   Securitized Asset Sales, Inc. 144A Issue (d).....  6.808%  11/28/23     3,335,529
   858,669   Tyron Mortgage Funding...........................  7.750%  12/20/09       861,528
                                                                                  ------------
                                                                                    73,500,966
                                                                                  ------------
             Total other mortgage-backed securities (cost: $113,484,962)........   109,733,829
                                                                                  ------------
             Total long-term debt securities (cost: $138,611,461)...............   134,381,025
                                                                                  ------------

SHARES
------
PREFERRED STOCK (1.2%)
  FINANCIAL (1.2%)
    Real Estate Investment Trust (1.2%)
    39,000   Duke Realty Investment, Inc. 7.99%...............    1,706,250
                                                                -----------
             Total preferred stock
             (cost: $1,958,360)...............................    1,706,250
                                                                -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (.9%)
$1,165,237   Provident Institutional Funds--TempFund Portfolio, current rate        1,165,237
              5.480%............................................................
                                                                                  -----------
             Total short-term securities (cost: $1,165,237).....................    1,165,237
                                                                                  -----------
             Total investments in securities (cost: $141,735,058) (g)...........  $137,252,512
                                                                                  ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at December 31, 1999.
(c) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1999, which includes acquisition date and cost, is as follows:

                                                                           ACQUISITION
    SECURITY                                                                  DATE         COST
    --------                                                               -----------  -----------
    Asset Securitization Corporation.....................................   11/05/98    $ 2,036,011
    Asset Securitization Corporation 144A Issue*.........................    various      1,850,331
    Banco Hipotecario Nacional 144A Issue*...............................    various      3,724,073
    CSFB Finance Company 144A Issue*.....................................   06/28/95      2,833,875
    Fortress CBO Investments I, Limited 144A Issue*......................   12/09/99      3,430,078
    GE Capital Mortgage Services 144A Issue*.............................   01/27/98      1,004,988
    International Capital Markets 144A Issue*............................    various      1,035,583
    New York Dorm Authority..............................................    05/2/98      2,764,755
    Prudential Home Mortgage Securities 144A Issue*......................   05/29/98      1,139,708
                                                                                        -----------
                                                                                        $19,819,402
                                                                                        ===========
    *A 144A Issue represents a security which has not been registered with the Securities and
     Exchange Commission under the Securities Act of 1933.

(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

Notes to Investments in Securities-continued
----------------------------------------------
(f) The Portfolio held 2.7% of net assets in foreign securities at December 31, 1999.
(g) At December 31, 1999 the cost of securities for federal income tax purposes was $141,847,767. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $  378,612
      Gross unrealized depreciation..........  (4,973,867)
                                               ----------
      Net unrealized depreciation............  $(4,595,255)
                                               ==========

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
COMMON STOCK (98.9%)
  BASIC MATERIALS (3.4%)
    Agriculture Products (.1%)
     32,128   Archer-Daniels-Midland Company...................  $    391,560
                                                                 ------------
    Aluminum (.4%)
     11,575   Alcan Aluminum, Ltd. (c).........................       476,745
     19,350   Alcoa, Inc.......................................     1,606,050
      3,400   Reynolds Metals Company..........................       260,525
                                                                 ------------
                                                                    2,343,320
                                                                 ------------
    Chemicals (1.6%)
     12,050   Air Products & Chemicals, Inc....................       404,428
      5,800   BF Goodrich Company..............................       159,500
     11,650   Dow Chemical Company.............................     1,556,731
     55,150   E.I. DuPont de Nemours & Company.................     3,633,006
      4,125   Eastman Chemical Company.........................       196,711
      6,850   Ecolab, Inc......................................       268,006
      6,637   Engelhard Corporation............................       125,273
      1,600   FMC Corporation (b)..............................        91,700
      3,000   Great Lakes Chemical Corporation.................       114,562
      5,600   Hercules, Inc....................................       156,100
      5,500   International Flavors & Fragrance, Inc...........       207,625
     33,550   Monsanto Company.................................     1,195,219
      9,200   PPG Industries, Inc..............................       575,575
      8,350   Praxair, Inc.....................................       420,109
     11,531   Rohm and Haas Company............................       469,167
      5,350   Sigma-Aldrich....................................       160,834
      7,050   Union Carbide Corporation (b)....................       470,587
      3,750   W.R. Grace & Company.............................        52,031
                                                                 ------------
                                                                   10,257,164
                                                                 ------------
    Construction ( -- )
      5,300   Vulcan Materials.................................       211,669
                                                                 ------------
    Iron and Steel (.1%)
      4,931   Allegheny Teledyne, Inc..........................       110,639
      6,900   Bethlehem Steel Corporation (b)..................        57,787
      4,600   Nucor Corporation................................       252,137
      4,640   USX--U.S. Steel Group, Inc.......................       153,120
      4,700   Worthington Industries...........................        77,844
                                                                 ------------
                                                                      651,527
                                                                 ------------
    Mining (.2%)
     20,825   Barrick Gold Corporation (c).....................       368,342
      8,550   Freeport-McMoran Copper & Gold, Inc. (b).........       180,619
     13,750   Homestake Mining Company.........................       107,422
     10,050   Inco, Ltd. (b)(c)................................       236,175
      8,772   Newmont Mining Corporation.......................       214,914
      4,275   Phelps Dodge Corporation.........................       286,959
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  BASIC MATERIALS--CONTINUED
     17,200   Placer Dome, Inc. (c)............................  $    184,900
                                                                 ------------
                                                                    1,579,331
                                                                 ------------
    Paper and Forest (1.0%)
      2,700   Bemis Company, Inc...............................        94,162
      3,016   Boise Cascade Corporation........................       122,148
      5,100   Champion International...........................       315,881
     11,425   Fort James Corporation...........................       312,759
      9,000   Georgia-Pacific Corporation......................       456,750
     21,900   International Paper Company......................     1,235,981
     28,775   Kimberly Clark Corporation.......................     1,877,569
      5,550   Louisiana-Pacific Corporation....................        79,087
      5,400   Mead Corporation.................................       234,562
      1,550   Potlatch Corporation.............................        69,169
      3,000   Temple-Inland, Inc...............................       197,812
      5,300   Westvaco Corporation.............................       172,912
     12,450   Weyerhaeuser Company.............................       894,066
      5,900   Willamette Industries, Inc.......................       273,981
                                                                 ------------
                                                                    6,336,839
                                                                 ------------
  CAPITAL GOODS (8.1%)
    Aerospace/Defense (1.3%)
     10,650   General Dynamics Corporation.....................       561,787
     41,831   Honeywell International, Inc.....................     2,413,126
     20,838   Lockheed Martin Corporation......................       455,831
      3,700   Northrop Grumman Corporation.....................       200,031
     17,800   Raytheon Company (b).............................       472,812
     10,050   Rockwell International Corporation...............       481,144
      7,850   Textron, Inc.....................................       601,997
     49,380   The Boeing Company...............................     2,052,356
     25,300   United Technologies Corporation..................     1,644,500
                                                                 ------------
                                                                    8,883,584
                                                                 ------------
    Containers--Metal/Glass (.1%)
      1,600   Ball Corporation.................................        63,000
      6,350   Crown Cork & Seal Company, Inc...................       142,081
      7,925   Owens-Illinois, Inc. (b).........................       198,620
                                                                 ------------
                                                                      403,701
                                                                 ------------
    Electrical Equipment (5.0%)
     40,287   CBS Corporation (b)..............................     2,575,850
      5,000   Cooper Industries, Inc...........................       202,187
     22,950   Emerson Electric Company.........................     1,316,756
    173,350   General Electric Company.........................    26,825,912
      8,275   Molex, Inc.......................................       469,089
     15,475   Solectron Corporation (b)........................     1,472,059
      8,350   Thermo Electron Corporation (b)..................       125,250
                                                                 ------------
                                                                   32,987,103
                                                                 ------------

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  CAPITAL GOODS--CONTINUED
    Engineering/Construction (.2%)
     18,750   Caterpillar, Inc.................................  $    882,422
      4,000   Fluor Corporation................................       183,500
      2,100   Foster Wheeler Corporation.......................        18,637
                                                                 ------------
                                                                    1,084,559
                                                                 ------------
    Machinery (.2%)
      1,200   Briggs & Stratton Corporation....................        64,350
      1,900   Cincinnati Milacron, Inc.........................        29,212
     12,300   Deere & Company..................................       533,512
     10,750   Dover Corporation................................       487,781
      8,650   Ingersoll Rand Company...........................       476,291
        400   NACCO Industries, Inc............................        22,225
                                                                 ------------
                                                                    1,613,371
                                                                 ------------
    Manufacturing (.9%)
      6,000   Avery Dennison Corporation.......................       437,250
     15,900   Illinois Tool Works, Inc.........................     1,074,244
      4,500   Johnson Controls.................................       255,937
      2,400   Millipore Corporation............................        92,700
      2,100   National Service Industries, Inc.................        61,950
      6,549   Pall Corporation.................................       141,213
      5,925   Parker Hannifin Corporation......................       304,027
      4,412   Sealed Air (b)...................................       228,597
     89,212   Tyco International Ltd. (c)......................     3,468,117
                                                                 ------------
                                                                    6,064,035
                                                                 ------------
    Metal Fabrication ( -- )
      3,250   Timken Company...................................        66,422
                                                                 ------------
    Office Equipment (.2%)
      7,800   Ikon Office Solutions, Inc.......................        53,137
      6,800   Lexmark International Group, Inc. (b)............       615,400
     14,025   Pitney Bowes, Inc................................       677,583
                                                                 ------------
                                                                    1,346,120
                                                                 ------------
    Trucks and Parts (.1%)
      2,200   Cummins Engine Company, Inc......................       106,287
      3,350   Navistar International Corporation (b)...........       158,706
      4,180   Paccar, Inc......................................       185,226
                                                                 ------------
                                                                      450,219
                                                                 ------------
    Waste Management (.1%)
      9,950   Allied Waste Industries, Inc. (b)................        87,684
     32,680   Waste Management, Inc............................       561,688
                                                                 ------------
                                                                      649,372
                                                                 ------------
  COMMUNICATION SERVICES (8.8%)
    Cellular (.3%)
     19,200   Nextel Communications, Inc. (b)..................     1,980,000
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  COMMUNICATION SERVICES--CONTINUED
    Telecommunication (3.0%)
    149,962   MCI Worldcom, Inc. (b)...........................  $  7,957,359
     34,900   Qualcomm, Inc. (b)...............................     6,146,762
     46,050   Sprint Corporation...............................     3,099,741
     22,775   Sprint Corporation PCS (b).......................     2,334,437
                                                                 ------------
                                                                   19,538,299
                                                                 ------------
    Telephone (5.5%)
     16,600   Alltel Corporation...............................     1,372,612
    168,777   AT&T Corporation.................................     8,565,431
     82,068   Bell Atlantic Corporation........................     5,052,311
     99,450   Bellsouth Corporation............................     4,655,503
      7,400   CenturyTel, Inc..................................       350,575
     40,100   Global Crossing Ltd. (b)(c)......................     2,005,000
     51,350   GTE Corporation..................................     3,623,384
    180,244   SBC Communications, Inc..........................     8,786,895
     26,753   US West, Inc.....................................     1,926,219
                                                                 ------------
                                                                   36,337,930
                                                                 ------------
  CONSUMER CYCLICAL (9.6%)
    Auto (1.2%)
      4,000   Cooper Tire & Rubber Company.....................        62,250
      8,659   Dana Corporation.................................       259,229
      7,550   Danaher Corporation..............................       364,287
     29,799   Delphi Automotive Systems Corporation............       469,334
      3,900   Eaton Corporation................................       283,237
     63,825   Ford Motor Company...............................     3,410,648
     33,825   General Motors Corporation.......................     2,458,655
      8,200   Goodyear Tire & Rubber Company...................       231,137
      4,650   ITT Industries, Inc..............................       155,484
      3,075   Snap-On, Inc.....................................        81,680
      6,450   TRW, Inc.........................................       334,997
                                                                 ------------
                                                                    8,110,938
                                                                 ------------
    Building Materials (.2%)
      2,100   Armstrong World Industries, Inc..................        70,087
      3,050   Centex Corporation...............................        75,297
      3,450   Crane Company....................................        68,569
      1,700   Fleetwood Enterprises, Inc.......................        35,062
        788   Huttig Building Products, Inc. (b)...............         3,891
      2,500   Kaufman & Broad Home Corporation.................        60,469
     23,600   Masco Corporation................................       598,850
      2,800   Owens Corning....................................        54,075
      2,200   Pulte Corporation................................        49,500
                                                                 ------------
                                                                    1,015,800
                                                                 ------------
    Distribution Durables ( -- )
      9,350   Genuine Parts Company............................       231,997
                                                                 ------------

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  CONSUMER CYCLICAL--CONTINUED
    Hardware and Tools (.1%)
      4,600   Black & Decker...................................  $    240,350
      4,700   The Stanley Works................................       141,587
                                                                 ------------
                                                                      381,937
                                                                 ------------
    Houseware (.4%)
     12,950   Corning, Inc.....................................     1,669,741
     10,350   Leggett & Platt, Inc.............................       221,878
      4,450   Maytag Corporation...............................       213,600
      3,900   Whirlpool Corporation............................       253,744
                                                                 ------------
                                                                    2,358,963
                                                                 ------------
    Leisure (.1%)
      4,850   Brunswick Corporation............................       107,912
     10,200   Hasbro, Inc......................................       194,438
     22,141   Mattel, Inc......................................       290,601
                                                                 ------------
                                                                      592,951
                                                                 ------------
    Lodging--Hotel (.1%)
     19,475   Hilton Hotels Corporation........................       187,447
     13,150   Marriott International, Inc......................       415,047
                                                                 ------------
                                                                      602,494
                                                                 ------------
    Photography/Imagery (.3%)
     16,700   Eastman Kodak Company............................     1,106,375
      2,350   Polaroid Corporation.............................        44,209
     35,050   Xerox Corporation................................       795,197
                                                                 ------------
                                                                    1,945,781
                                                                 ------------
    Publishing (.6%)
      4,700   Dow Jones & Company, Inc.........................       319,600
     14,750   Gannett Company..................................     1,203,047
      4,425   Knight Ridder, Inc...............................       263,287
      2,750   Meredith Corporation.............................       114,641
      9,050   New York Times Company...........................       444,581
      6,600   R.R. Donnelley & Sons Company....................       163,762
     10,350   The McGraw-Hill Companies, Inc...................       637,819
      3,150   The Times Mirror Company.........................       211,050
     12,550   Tribune Company..................................       691,034
                                                                 ------------
                                                                    4,048,821
                                                                 ------------
    Retail (6.0%)
      3,400   American Greetings Corporation...................        80,325
      7,625   Autozone, Inc. (b)...............................       246,383
      7,350   Bed Bath & Beyond, Inc. (b)......................       255,412
     10,800   Best Buy Company, Inc. (b).......................       542,025
     10,750   Circuit City Stores, Inc.........................       484,422
      5,800   Consolidated Stores Corporation (b)..............        94,250
     11,700   Costco Companies, Inc. (b).......................     1,067,625
     23,250   Dayton Hudson Corporation........................     1,707,422
      5,650   Dillards, Inc....................................       114,059
     14,037   Dollar General Corporation.......................       319,342
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  CONSUMER CYCLICAL--CONTINUED
     11,050   Federated Department Stores (b)..................  $    558,716
     45,225   Gap, Inc.........................................     2,080,350
      3,700   Harcourt General, Inc............................       148,925
    121,645   Home Depot, Inc..................................     8,340,285
     13,725   J. C. Penney Company.............................       273,642
      1,700   Jostens, Inc.....................................        41,331
     26,050   K Mart Corporation (b)...........................       262,128
      8,650   Kohl's Corporation (b)...........................       624,422
     20,200   Lowe's Companies, Inc............................     1,206,950
     17,600   May Department Stores Company....................       567,600
     14,800   Nike, Inc........................................       733,525
      7,300   Nordstrom, Inc...................................       191,169
     17,375   Office Depot, Inc. (b)...........................       190,039
      2,700   Pep Boys.........................................        24,637
      2,950   Reebok International, Ltd. (b)...................        24,153
     19,950   Sears, Roebuck & Company.........................       607,228
      8,750   Sherwin-Williams Company.........................       183,750
     24,500   Staples, Inc. (b)................................       508,375
     10,250   Tandy Corporation................................       504,172
     11,350   The Limited, Inc.................................       491,597
     16,375   TJX Companies, Inc...............................       334,664
     12,925   Toys "R"Us, Inc..................................       184,989
    235,100   Wal-Mart Stores, Inc.............................    16,251,287
                                                                 ------------
                                                                   39,245,199
                                                                 ------------
    Service (.5%)
     37,557   Cendant Corporation (b)..........................       997,608
      7,450   Equifax, Inc.....................................       175,541
      6,800   Harrah's Entertainment (b).......................       179,775
     14,825   Interpublic Group Company........................       855,217
     10,200   Mirage Resorts, Inc. (b).........................       156,187
      9,400   Omnicom Group, Inc...............................       940,000
      6,050   Quintiles Transnational (b)......................       113,059
     14,300   Service Corporation International................        99,206
                                                                 ------------
                                                                    3,516,593
                                                                 ------------
    Textiles (.1%)
      3,100   Liz Claiborne, Inc...............................       116,637
      1,700   Russell Corporation..............................        28,475
        900   Springs Industries, Inc..........................        35,944
      6,200   V.F. Corporation.................................       186,000
                                                                 ------------
                                                                      367,056
                                                                 ------------
  CONSUMER STAPLES (10.8%)
    Beverage (2.1%)
      2,000   Adolph Coors Company.............................       105,000
     24,575   Anheuser-Busch Companies, Inc....................     1,741,753
      3,600   Brown-Forman, Inc................................       206,100
     22,400   Coca-Cola Enterprises, Inc.......................       450,800
     76,900   PepsiCo, Inc.....................................     2,710,725
     22,900   Seagram Company, Ltd. (c)........................     1,029,069

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  CONSUMER STAPLES--CONTINUED
    130,500   The Coca-Cola Company............................  $  7,601,625
                                                                 ------------
                                                                   13,845,072
                                                                 ------------
    Broadcasting (.9%)
     17,900   Clear Channel Communications (b).................     1,597,575
     39,700   Comcast Corporation..............................     2,007,331
     32,325   MediaOne Group, Inc. (b).........................     2,482,964
                                                                 ------------
                                                                    6,087,870
                                                                 ------------
    Entertainment (1.8%)
     32,600   Carnival Corporation.............................     1,558,687
     67,975   Time Warner, Inc.................................     4,923,939
     36,810   Viacom, Inc. (b).................................     2,224,704
    108,946   Walt Disney Company..............................     3,186,670
                                                                 ------------
                                                                   11,894,000
                                                                 ------------
    Food (1.4%)
     14,700   Best Foods.......................................       772,669
     22,600   Campbell Soup Company............................       874,337
     26,000   Conagra, Inc.....................................       586,625
     16,050   General Mills, Inc...............................       573,787
     18,900   H.J. Heinz Company...............................       752,456
      7,300   Hershey Foods Corporation........................       346,750
     21,350   Kellogg Company..................................       657,847
     17,000   Ralston-Ralston Purina Group.....................       473,875
     17,150   RJR Nabisco Holdings Corporation.................       182,219
     48,000   Sara Lee Corporation.............................     1,059,000
      7,100   The Quaker Oats Company..........................       465,937
     30,192   Unilever NV (c)..................................     1,643,577
      6,100   Wm. Wrigley Jr. Company..........................       505,919
                                                                 ------------
                                                                    8,894,998
                                                                 ------------
    Food & Health (.1%)
     17,400   SYSCO Corporation................................       688,388
                                                                 ------------
    Household Products (2.3%)
     12,500   Clorox Company...................................       629,688
     30,800   Colgate-Palmolive Company........................     2,002,000
     56,675   Gillette Company.................................     2,334,302
     21,200   Minnesota Mining and Manufacturing Company.......     2,074,950
     14,835   Newell Rubbermaid, Inc...........................       430,215
      9,000   Pactiv Corporation (b)...........................        95,625
     69,443   Procter & Gamble Company.........................     7,608,349
      2,950   Tupperware Corporation...........................        49,966
                                                                 ------------
                                                                   15,225,095
                                                                 ------------
    Personal Care (.1%)
      2,900   Alberto-Culver Company...........................        74,856
     12,800   Avon Products....................................       422,400
                                                                 ------------
                                                                      497,256
                                                                 ------------
    Restaurants (.5%)
      6,900   Darden Restaurants, Inc..........................       125,063
     71,500   McDonald's Corporation...........................     2,882,344
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  CONSUMER STAPLES--CONTINUED
      8,130   Tricon Global Restaurants, Inc. (b)..............  $    314,021
      6,300   Wendy's International, Inc.......................       129,938
                                                                 ------------
                                                                    3,451,366
                                                                 ------------
    Retail (.8%)
     22,367   Albertson's, Inc.................................       721,336
     20,650   CVS Corporation..................................       824,709
     43,900   Kroger Company (b)...............................       828,613
      2,000   Longs Drug Stores Corporation....................        51,625
     13,600   Rite Aid Corporation.............................       152,150
     26,875   Safeway, Inc. (b)................................       955,742
      7,350   Supervalu, Inc...................................       147,000
      2,000   The Great Atlantic & Pacific.....................        55,750
     53,000   Walgreen Company.................................     1,550,250
      7,850   Winn-Dixie Stores, Inc...........................       187,909
                                                                 ------------
                                                                    5,475,084
                                                                 ------------
    Service (.3%)
     33,025   Automatic Data Processing, Inc...................     1,779,222
      7,550   Ceridian Corporation (b).........................       162,797
      3,875   Deluxe Corporation...............................       106,320
                                                                 ------------
                                                                    2,048,339
                                                                 ------------
    Tobacco (.5%)
      8,675   Fortune Brands, Inc..............................       286,817
    125,000   Philip Morris Companies, Inc.....................     2,898,438
      9,025   UST, Inc.........................................       227,317
                                                                 ------------
                                                                    3,412,572
                                                                 ------------
  ENERGY (5.4%)
    Oil (4.4%)
      4,800   Amerada Hess Corporation.........................       272,400
     34,650   Chevron Corporation..............................     3,001,556
     33,075   Conoco, Inc......................................       822,741
    182,454   Exxon Corporation................................    14,698,950
     19,400   Occidental Petroleum Corporation.................       419,525
     13,400   Phillips Petroleum Company.......................       629,800
    113,300   Royal Dutch Petroleum Company (c)................     6,847,569
     29,200   Texaco, Inc......................................     1,585,925
     12,750   Unocal Corporation...............................       427,922
     16,350   USX--Marathon Group..............................       403,641
                                                                 ------------
                                                                   29,110,029
                                                                 ------------
    Oil & Gas (1.0%)
      6,750   Anadarko Petroleum Corporation...................       230,344
      6,050   Apache Corporation...............................       223,472
      3,800   Ashland, Inc.....................................       125,163
     17,100   Atlantic Richfield Company.......................     1,479,150
     17,300   Baker Hughes, Inc................................       364,381
     11,480   Burlington Resources, Inc........................       379,558

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  ENERGY--CONTINUED
      1,400   Eastern Enterprises..............................  $     80,413
     23,300   Halliburton Company..............................       937,825
      4,603   Kerr-McGee Corporation...........................       285,386
      3,100   McDermott International, Inc.....................        28,094
      4,300   Rowan Company (b)................................        93,256
     29,100   Schlumberger, Ltd................................     1,636,875
      4,700   Sunoco, Inc......................................       110,450
      7,600   Tosco Corporation................................       206,625
      5,700   Transocean Offshore, Inc.........................       192,019
     13,300   Union Pacific Resources Group....................       169,575
                                                                 ------------
                                                                    6,542,586
                                                                 ------------
  FINANCIAL (13.1%)
    Auto Finance (.3%)
     48,369   Fleet Financial Group, Inc.......................     1,683,846
                                                                 ------------
    Banks (4.6%)
     20,650   AmSouth Bancorporation...........................       398,803
     90,203   Bank of America Corporation......................     4,527,041
     38,850   Bank of New York Company, Inc....................     1,554,000
     60,579   Bank One Corporation.............................     1,942,314
     17,475   BB&T Corporation.................................       478,378
     43,568   Chase Manhattan Corporation......................     3,384,689
      8,300   Comerica, Inc....................................       387,506
     16,325   Fifth Third Bancorp..............................     1,197,847
     52,183   First Union Corporation..........................     1,712,255
     51,775   Firstar Corporation..............................     1,093,747
     12,099   Huntington Bancshares, Inc.......................       288,864
      9,150   J.P. Morgan & Company, Inc.......................     1,158,619
     23,625   KeyCorp..........................................       522,703
     26,875   Mellon Bank Corporation..........................       915,430
     32,550   National City Corporation........................       771,028
     11,800   Northern Trust Corporation.......................       625,400
      6,225   Old Kent Financial Corporation...................       220,209
     15,525   PNC Bank Corporation.............................       690,863
     11,550   Regions Financial Corporation....................       290,194
      4,200   Republic New York Corporation....................       302,400
      8,850   Southtrust Corporation...........................       334,641
      8,450   State Street Corporation.........................       617,378
      9,225   Summit Bancorp...................................       282,516
     16,900   Suntrust Banks, Inc..............................     1,162,931
     14,775   Synovus Financial Corporation....................       293,653
     38,434   U.S. Bancorp.....................................       915,210
      7,450   Union Planters Corporation.......................       293,809
     10,700   Wachovia Corporation.............................       727,600
     86,760   Wells Fargo Company..............................     3,508,358
                                                                 ------------
                                                                   30,598,386
                                                                 ------------
    Commercial Finance ( -- )
      8,460   Dun & Bradstreet Corporation.....................       249,570
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  FINANCIAL--CONTINUED
    Consumer Finance (1.2%)
     23,650   American Express Company.........................  $  3,931,813
     38,478   Associates First Capital Corporation.............     1,055,740
     10,450   Capital One Financial Corporation................       503,559
     24,843   Household International, Inc.....................       925,397
     42,331   MBNA Corporation.................................     1,153,506
      8,400   SILM Holding Corporation.........................       354,900
                                                                 ------------
                                                                    7,924,915
                                                                 ------------
    Finance--Diversified (1.0%)
     13,056   American General Corporation.....................       990,624
     36,725   Federal Home Loan Mortgage Corporation...........     1,728,370
     54,200   Federal National Mortgage Association............     3,384,113
      5,575   MGIC Investment Corporation......................       335,545
                                                                 ------------
                                                                    6,438,652
                                                                 ------------
    Insurance (4.4%)
      7,905   Aetna, Inc.......................................       441,198
     14,100   AFLAC, Inc.......................................       665,344
     42,539   Allstate Corporation.............................     1,020,936
     81,850   American International Group.....................     8,850,031
     13,550   Aon Corporation..................................       542,000
      9,350   Chubb Corporation................................       526,522
      9,800   Cigna Corporation................................       789,513
      8,650   Cincinnati Financial Corporation.................       269,772
    178,146   Citigroup, Inc...................................     9,898,237
     17,282   Conseco, Inc.....................................       308,916
      5,500   Jefferson-Pilot Corporation......................       375,375
     10,325   Lincoln National Corporation.....................       413,000
      5,600   Loews Corporation................................       339,850
     14,100   Marsh & McLennen Companies, Inc..................     1,349,194
      5,300   MBIA, Inc........................................       279,906
      3,900   Progressive Corporation..........................       285,188
      7,500   Providian Financial Corporation..................       682,969
      6,800   Safeco Corporation...............................       169,150
     12,017   St. Paul Companies, Inc..........................       404,834
     11,700   The Hartford Financial Services Group, Inc.......       554,288
      6,950   Torchmark Corporation............................       201,984
     12,656   Unum Corporation.................................       405,783
      3,375   Wellpoint Health Networks, Inc. (b)..............       222,539
                                                                 ------------
                                                                   28,996,529
                                                                 ------------
    Investment Bankers/Brokers (1.4%)
      6,307   Bear Stearns Companies...........................       269,624
     43,300   Charles Schwab Corporation.......................     1,661,638
     13,250   Franklin Resources, Inc..........................       424,828

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  FINANCIAL--CONTINUED
      6,350   Lehman Brothers Holdings, Inc....................  $    537,766
     19,600   Merrill Lynch & Co., Inc.........................     1,636,600
     29,430   Morgan Stanley Dean Witter & Company.............     4,201,133
      7,525   Paine Webber Group, Inc..........................       292,064
      6,300   T. Rowe Price Associates.........................       232,706
                                                                 ------------
                                                                    9,256,359
                                                                 ------------
    Savings and Loans (.2%)
      8,525   Golden West Financial Corporation................       285,588
     30,480   Washington Mutual, Inc...........................       792,480
                                                                 ------------
                                                                    1,078,068
                                                                 ------------
    Service ( -- )
      5,200   H & R Block, Inc.................................       227,500
                                                                 ------------
    Public Finance ( -- )
      5,950   Countrywide Credit Industries....................       150,238
                                                                 ------------
  HEALTH CARE (8.9%)
    Biotechnology (.5%)
     54,000   Amgen, Inc. (b)..................................     3,243,375
                                                                 ------------
    Drugs (5.1%)
     68,950   American Home Products Corporation...............     2,719,216
    104,800   Bristol-Myers Squibb Company.....................     6,726,850
     14,800   Cardinal Health, Inc.............................       708,550
     57,625   Eli Lilly & Company..............................     3,832,063
    123,500   Merck & Co., Inc.................................     8,282,219
    204,525   Pfizer, Inc......................................     6,634,280
     27,405   Pharmacia & Upjohn, Inc..........................     1,233,225
     77,600   Schering Plough Corporation......................     3,273,750
      5,050   Watson Pharmaceuticals (b).......................       180,853
                                                                 ------------
                                                                   33,591,006
                                                                 ------------
    Health Care--Diversified (2.1%)
     81,225   Abbott Laboratories..............................     2,949,483
      6,900   Allergan, Inc....................................       343,275
     20,400   Healthsouth Rehabilitation Company (b)...........       109,650
     73,475   Johnson & Johnson................................     6,842,359
     45,375   Warner-Lambert Company...........................     3,717,914
                                                                 ------------
                                                                   13,962,681
                                                                 ------------
    Hospital Management (.2%)
     29,756   Columbia/HCA Healthcare Corporation..............       872,223
     16,450   Tenet Healthcare Corporation (b).................       386,575
                                                                 ------------
                                                                    1,258,798
                                                                 ------------
    Managed Care (.1%)
      8,850   Humana, Inc. (b).................................        72,459
      5,425   Manor Care, Inc. (b).............................        86,800
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  HEALTH CARE--CONTINUED
     14,799   McKesson HBOC, Inc...............................  $    333,902
      8,975   United Health Care Corporation...................       476,797
                                                                 ------------
                                                                      969,958
                                                                 ------------
    Medical Products/Supplies (.9%)
      5,400   Alza Corporation (b).............................       186,975
      3,100   Bausch & Lomb, Inc...............................       212,156
     15,350   Baxter International, Inc........................       964,172
     13,150   Becton Dickinson & Company.......................       351,763
      5,950   Biomet, Inc......................................       238,000
     21,900   Boston Scientific Corporation (b)................       479,063
      2,700   C.R. Bard, Inc...................................       143,100
      3,000   Fresenius Medical Care (b).......................            30
     16,250   Guidant Corporation (b)..........................       763,750
      3,650   Mallinckrodt, Inc................................       116,116
     63,150   Medtronic, Inc...................................     2,301,028
      4,450   St. Jude Medical, Inc. (b).......................       136,559
                                                                 ------------
                                                                    5,892,712
                                                                 ------------
  TECHNOLOGY (27.9%)
     18,225   3 Com Corporation (b)............................       856,575
      5,450   Adaptec, Inc. (b)................................       271,819
      7,900   ADC Telecomm, Inc. (b)...........................       573,244
      6,350   Adobe Systems, Inc...............................       427,038
      7,750   Advanced Micro Devices, Inc. (b).................       224,266
    118,100   America Online, Inc. (b).........................     8,909,169
      9,250   Analog Devices, Inc. (b).........................       860,250
      4,300   Andrew Corporation (b)...........................        81,431
      8,550   Apple Computer, Inc. (b).........................       879,047
     20,000   Applied Materials, Inc. (b)......................     2,533,750
      3,225   Autodesk, Inc....................................       108,844
     12,800   BMC Software, Inc. (b)...........................     1,023,200
      9,525   Cabletron Systems, Inc. (b)......................       247,650
    172,825   Cisco Systems, Inc. (b)..........................    18,513,878
      4,800   Citrix Systems, Inc. (b).........................       590,400
     89,814   Compaq Computer Corporation......................     2,430,591
     28,487   Computer Associates International................     1,992,310
      8,800   Computer Sciences Corporation (b)................       832,700
     18,900   Compuware Corporation (b)........................       704,025
      3,800   Comverse Technology (b)..........................       550,050
    134,250   Dell Computer Corporation (b)....................     6,846,750
      2,400   PerkinElmer, Inc.................................       100,050
     24,875   Electronic Data Systems Corporation..............     1,665,070
     53,763   EMC Corporation (b)..............................     5,873,553
     22,150   First Data Corporation...........................     1,092,272
     16,725   Gateway, Inc. (b)................................     1,205,245
      9,200   General Instrument Corporation (b)...............       782,000
     53,850   Hewlett-Packard Company..........................     6,135,534

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  TECHNOLOGY--CONTINUED
     16,250   IMS Health, Inc..................................  $    441,797
    177,725   Intel Corporation................................    14,628,989
     95,250   International Business Machines..................    10,287,000
      4,800   KLA-Tencor Corporation (b).......................       534,600
      7,900   LSI Logic Corporation (b)........................       533,250
    165,535   Lucent Technologies, Inc.........................    12,384,087
     14,250   Micron Technology, Inc. (b)......................     1,107,938
    274,525   Microsoft Corporation (b)........................    32,050,794
     32,200   Motorola, Inc....................................     4,741,450
      9,050   National Semiconductor Corporation (b)...........       387,453
      8,000   Network Appliance, Inc. (b)......................       664,500
     70,575   Nortel Networks Corporation (c)..................     7,128,075
     17,575   Novell, Inc. (b).................................       701,902
     75,212   Oracle Corporation (b)...........................     8,428,445
     14,250   Parametric Technology Corporation (b)............       385,641
     13,000   Paychex, Inc.....................................       520,000
     12,975   Peoplesoft, Inc. (b).............................       276,530
      5,500   PE Corp-PE Biosystems Group......................       661,719
      4,150   Scientific-Atlanta, Inc..........................       230,844
     11,000   Seagate Technology, Inc. (b).....................       512,188
      1,400   Shared Medical Systems...........................        71,313
      9,700   Silicon Graphics, Inc. (b).......................        95,181
     82,525   Sun Microsystems, Inc. (b).......................     6,390,530
      2,500   Tektronix, Inc...................................        97,188
     21,250   Tellabs, Inc. (b)................................     1,363,984
      9,025   Teradyne, Inc. (b)...............................       595,650
     42,375   Texas Instruments, Inc...........................     4,105,078
      3,000   Thomas & Betts Corporation.......................        95,625
     16,375   Unisys Corporation (b)...........................       522,977
      4,900   WW Grainger, Inc.................................       234,281
     16,900   Xilinx, Inc. (b).................................       768,421
     13,925   Yahoo! Inc. (b)..................................     6,025,173
                                                                 ------------
                                                                  183,283,314
                                                                 ------------
  TRANSPORTATION (.7%)
    Air Freight (.1%)
     15,750   Federal Express Corporation (b)..................       644,766
                                                                 ------------
    Airlines (.2%)
      7,825   AMR Corporation (b)..............................       524,275
      7,025   Delta Air Lines, Inc.............................       349,933
     26,575   Southwest Airlines Company.......................       430,183
      3,700   US Airways Group, Inc. (b).......................       118,631
                                                                 ------------
                                                                    1,423,022
                                                                 ------------
    Railroads (.4%)
     24,144   Burlington Northern Santa Fe Corporation.........       585,492
     11,550   CSX Corporation..................................       362,381
      5,900   Kansas City Southern Industries..................       440,288
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  TRANSPORTATION--CONTINUED
     20,050   Norfolk Southern Corporation.....................  $    411,025
     13,150   Union Pacific Corporation........................       573,669
                                                                 ------------
                                                                    2,372,855
                                                                 ------------
    Trucking ( -- )
      3,375   Ryder System, Inc................................        82,477
                                                                 ------------
  UTILITIES (2.2%)
    Electric Companies (1.6%)
     10,900   AES Corporation (b)..............................       814,775
      7,250   Ameren Corporation...............................       237,438
     10,250   American Electric Power Company..................       329,281
      7,900   Baltimore Gas & Electric Company.................       229,100
      8,450   Carolina Power & Light Company...................       257,197
     11,150   Central & Southwest Corporation..................       223,000
      8,382   Cinergy Corporation..............................       202,216
      6,100   CMS Energy Corporation...........................       190,244
     11,700   Consolidated Edison, Inc.........................       403,650
     10,050   Dominion Resources, Inc..........................       394,463
      7,600   DTE Energy Company...............................       238,450
     19,350   Duke Energy Corporation..........................       969,919
     18,350   Edison International.............................       480,541
     13,050   Entergy Corporation..............................       336,038
     12,300   FirstEnergy Corporation..........................       279,056
      5,200   Florida Progress Corporation.....................       220,025
      9,500   FPL Group, Inc...................................       406,719
      6,525   GPU, Inc.........................................       195,342
      6,100   New Century Energies, Inc........................       185,288
      9,800   Niagara Mohawk Power Corporation (b).............       136,588
      8,150   Northern States Power Company....................       158,925
     20,200   Pacific Gas & Electric Company...................       414,100
      9,800   Peco Energy Company..............................       340,550
      4,450   Pinnacle West Capital Corpation..................       136,003
      7,575   PP&L Resources, Inc..............................       173,278
     11,500   Public Service Enterprise Group Incorporated.....       400,344
     15,572   Reliant Energy, Inc..............................       356,210
     35,550   Southern Company.................................       835,425
     14,562   Texas Utilities Company..........................       517,861
     11,500   Unicom Corporation...............................       385,250
                                                                 ------------
                                                                   10,447,276
                                                                 ------------
    Natural Gas (.6%)
     11,300   Coastal Corporation..............................       400,444
      4,350   Columbia Gas System, Inc.........................       275,138
      5,100   Consolidated Natural Gas Company.................       331,181
     12,050   El Paso Energy Corporation.......................       467,691

              See accompanying notes to investments in securities.

                                                             INDEX 500 PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  UTILITIES--CONTINUED
     37,800   Enron Corporation................................  $  1,677,375
      2,500   Nicor, Inc.......................................        81,250
      1,600   Oneok, Inc.......................................        40,200
      1,900   Peoples Energy Corporation.......................        63,650
     12,615   Sempra Energy....................................       219,186
     22,900   The Williams Company.............................       699,881
                                                                 ------------
                                                                    4,255,996
                                                                 ------------
Total common stock (cost: $319,099,204)........................   650,799,609
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
DEPOSITORY RECEIPT (.7%)
     31,030   Standard & Poor's Depository Receipts............  $  4,557,531
                                                                 ------------
Total depository receipt (cost: $3,911,498)....................     4,557,531
                                                                 ------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (.5%)
$ 3,404,713   Provident Institutional Funds--TempFund Portfolio, current rate        3,404,713
               5.480%............................................................
                                                                                   -----------
              Total short-term securities (cost: $3,404,713).....................    3,404,713
                                                                                   -----------
              Total investments in securities (cost: $326,415,415)(d)............  $658,761,853
                                                                                   ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 3.5% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $330,092,389. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $349,206,795
      Gross unrealized depreciation..........    (20,537,331)
                                                ------------
      Net unrealized appreciation............   $328,669,464
                                                ============

CAPITAL APPRECIATION PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                          ------------
COMMON STOCK (99.3%)
  CAPITAL GOODS (8.3%)
    Electrical Equipment (8.3%)
   220,200   CBS Corporation (b)..............................  $ 14,079,037
    77,600   General Electric Company.........................    12,008,600
   126,850   Solectron Corporation (b)........................    12,066,606
                                                                ------------
                                                                  38,154,243
                                                                ------------
  COMMUNICATION SERVICES (6.8%)
    Cellular (1.6%)
   145,250   Vodafone AirTouch PLC (c)........................     7,189,875
                                                                ------------
    Telecommunication (5.2%)
   144,800   Amdocs Limited (b)...............................     4,995,600
   216,900   MCI Worldcom, Inc. (b)...........................    11,509,256
    41,800   Qualcomm, Inc. (b)...............................     7,362,025
                                                                ------------
                                                                  23,866,881
                                                                ------------
  CONSUMER CYCLICAL (8.1%)
    Retail (8.1%)
   247,647   Home Depot, Inc..................................    16,979,297
   127,800   Lowe's Companies, Inc............................     7,636,050
   270,700   Staples, Inc. (b)................................     5,617,025
    97,600   Wal-Mart Stores, Inc.............................     6,746,600
                                                                ------------
                                                                  36,978,972
                                                                ------------
  CONSUMER STAPLES (9.7%)
    Broadcasting (3.5%)
   104,500   AMFM Inc. (b)....................................     8,177,125
    85,857   Clear Channel Communications (b).................     7,662,737
                                                                ------------
                                                                  15,839,862
                                                                ------------
    Entertainment (3.7%)
   216,600   Carnival Corporation.............................    10,356,187
    88,200   Time Warner, Inc.................................     6,388,987
                                                                ------------
                                                                  16,745,174
                                                                ------------
    Retail (2.5%)
   287,700   CVS Corporation..................................    11,490,019
                                                                ------------
  FINANCIAL (6.4%)
    Banks (1.5%)
   172,500   Wells Fargo Company..............................     6,975,469
                                                                ------------
    Consumer Finance (1.7%)
   277,750   MBNA Corporation.................................     7,568,688
                                                                ------------
    Finance--Diversified (1.7%)
   123,300   Federal National Mortgage Association............     7,698,544
                                                                ------------
    Insurance (1.5%)
    74,100   Providian Financial Corporation..................     6,747,731
                                                                ------------
                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                          ------------
  HEALTH CARE (2.2%)
    Drugs (.7%)
    69,200   Cardinal Health, Inc.............................  $  3,312,950
                                                                ------------
    Medical Products/Supplies (1.5%)
   186,200   Medtronic, Inc...................................     6,784,662
                                                                ------------
  TECHNOLOGY (50.9%)
    48,000   Agilent Technologies, Inc. (b)...................     3,711,000
   206,800   America Online, Inc. (b).........................    15,600,475
    56,800   Apple Computer, Inc. (b).........................     5,839,750
    30,800   BEA Systems, Inc. (b)............................     2,154,075
    36,100   BMC Software, Inc. (b)...........................     2,885,744
    13,500   Brocade Communication Systems, Inc. (b)..........     2,389,500
   190,950   Cisco Systems, Inc. (b)..........................    20,455,519
    59,800   Comverse Technology (b)..........................     8,656,050
   151,000   Dell Computer Corporation (b)....................     7,701,000
   196,400   EMC Corporation (b)..............................    21,456,700
   230,000   Fiserv (b).......................................     8,811,875
    98,300   General Instrument Corporation (b)...............     8,355,500
   301,500   IMS Health, Inc..................................     8,197,031
   141,400   Intel Corporation................................    11,638,987
    50,600   JDS Uniphase Corporation (b).....................     8,162,413
    58,700   Legato Systems, Inc. (b).........................     4,039,294
    61,300   Linear Technology Corporation....................     4,386,781
   177,700   Microsoft Corporation (b)........................    20,746,475
    14,600   Microstrategy, Inc. (b)..........................     3,066,000
    82,100   Nokia Oyj (c)....................................    15,599,000
    90,500   Oracle Corporation (b)...........................    10,141,656
   100,200   Sun Microsystems, Inc. (b).......................     7,759,238
   108,300   Synopsys, Inc. (b)...............................     7,229,025
   178,900   Tellabs, Inc. (b)................................    11,483,144
    46,300   Texas Instruments, Inc...........................     4,485,313
    11,700   VeriSign, Inc. (b)...............................     2,233,969
    39,600   VERITAS Software Corporation (b).................     5,667,750
                                                                ------------
                                                                 232,853,264
                                                                ------------
  TRANSPORTATION (2.0%)
    Railroads (2.0%)
   125,600   Kansas City Southern Industries..................     9,372,900
                                                                ------------
  UTILITIES (4.9%)
    Electric Companies (2.9%)
   178,500   AES Corporation (b)..............................    13,342,875
                                                                ------------
    Natural Gas (2.0%)
   207,900   Enron Corporation................................     9,225,563
                                                                ------------
Total common stock (cost: $282,749,148).......................   454,147,672
                                                                ------------

              See accompanying notes to investments in securities.

                                                  CAPITAL APPRECIATION PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                           ---------------
SHORT-TERM SECURITIES (1.0%)
$4,751,748   Provident Institutional Funds--TempFund Portfolio, current rate         $  4,751,748
              5.480%..............................................................
                                                                                     ------------
             Total short-term securities (cost: $4,751,748).......................      4,751,748
                                                                                     ------------
             Total investments in securities (cost: $287,500,896) (d).............   $458,899,420
                                                                                     ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 5.0% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $288,605,116. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $ 174,582,769
      Gross unrealized depreciation..........      (4,288,465)
                                                -------------
      Net unrealized appreciation............   $ 170,294,304
                                                =============

INTERNATIONAL STOCK PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
COMMON STOCK (89.5%)
  ARGENTINA (1.4%)
    Telecommunication (1.4%)
    167,030   Telefonica de Argentina ADR......................  $  5,157,051
                                                                 ------------
  AUSTRALIA (4.8%)
    Air Freight (.5%)
    752,100   Mayne Nickless, Ltd..............................     1,939,852
    Banks (1.5%)
    742,000   Australia & New Zealand..........................     5,396,142
    Manufacturing (1.7%)
  2,024,901   Pioneer International, Ltd.......................     6,099,820
    Telephone (1.1%)
  1,203,360   Cable & Wireless Optus 144A Issue (b)(c).........     4,019,887
                                                                 ------------
                                                                   17,455,701
                                                                 ------------
  AUSTRIA (.4%)
    Oil & Gas (.2%)
      4,700   Evn..............................................       709,935
    Real Estate (.2%)
     12,980   Boehler Uddeholm 144A Issue (c)..................       598,645
                                                                 ------------
                                                                    1,308,580
                                                                 ------------
  BERMUDA (1.2%)
    Insurance (1.2%)
     83,200   XL Capital Ltd...................................     4,316,000
                                                                 ------------
  BRAZIL (.7%)
    Telecommunication (.7%)
     99,200   Telesp Part ADR..................................     2,424,200
                                                                 ------------
  CANADA (3.9%)
    Agriculture Products (.5%)
    212,200   Agrium, Inc......................................     1,671,075
    Banks (.3%)
     50,000   Imperial Bank Canada.............................     1,193,359
    Mining (1.3%)
    185,100   Barrick Gold Corporation.........................     3,297,354
    859,900   Kinross Gold Corporation (b).....................     1,594,280
    Oil & Gas (1.3%)
    470,100   Ranger Oil, Ltd..................................     1,469,062
    343,100   Renaissance Energy, Ltd. (b).....................     3,441,681
    Transport Services (.5%)
    321,015   Laidlaw, Inc.....................................     1,685,329
                                                                 ------------
                                                                   14,352,140
                                                                 ------------
  CHILE (.9%)
    Electric Companies (.6%)
    132,366   Gener SA.........................................     2,051,673
    Telecommunication (.3%)
     59,500   Cia Telecom Chile ADR............................     1,085,875
                                                                 ------------
                                                                    3,137,548
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  FINLAND (2.9%)
    Banks (1.8%)
  1,085,000   Merita Bank A....................................  $  6,391,681
    Paper and Forest (1.1%)
    177,073   Stora Enso-Oyj...................................     3,038,844
    107,500   Metsa-Serla B....................................     1,250,316
                                                                 ------------
                                                                   10,680,841
                                                                 ------------
  FRANCE (8.7%)
    Banks (.9%)
     35,000   Banque Nationale de Paris ADR 144A Issue (c).....     3,213,392
    Chemicals (2.6%)
    163,210   Aventis..........................................     9,483,138
    Investment Bankers/Brokers (1.6%)
     42,227   AXA..............................................     5,885,126
    Oil & Gas (1.5%)
     40,717   Total Fina.......................................     5,432,768
    Telecommunication (2.1%)
     97,000   Alcatel ADR......................................     4,365,000
     14,265   Alcatel Alsthom..................................     3,275,187
                                                                 ------------
                                                                   31,654,611
                                                                 ------------
  GERMANY (3.0%)
    Banks (1.2%)
     51,166   Deutsche Bank....................................     4,320,301
    Chemicals (.7%)
     49,400   Bayer............................................     2,348,002
      5,450   Celanese (b).....................................        99,336
    Electric Companies (1.1%)
     79,300   Veba.............................................     3,853,009
                                                                 ------------
                                                                   10,620,648
                                                                 ------------
  HONG KONG (4.6%)
    Aerospace/Defense (.4%)
    821,900   Hong Kong Aircraft Engineering...................     1,364,018
    Airlines (1.1%)
    674,000   Swire Pacific A..................................     3,980,008
    Banks (1.0%)
    267,042   HSBC Holdings....................................     3,744,703
    Electric Companies (.8%)
    965,000   Hong Kong Electrical Holdings....................     3,016,789
    Houseware (.4%)
  1,519,800   Swire Pacific B..................................     1,339,332
    Investment Bankers/Brokers ( -- )
    113,000   Peregrine Investment Holdings....................            --
    Real Estate (.9%)
    221,000   Hutchison Whampoa................................     3,212,788
                                                                 ------------
                                                                   16,657,638
                                                                 ------------
  INDONESIA (1.9%)
    Mining (.8%)
    114,300   AngloGold, Ltd...................................     2,936,081

              See accompanying notes to investments in securities.

                                                   INTERNATIONAL STOCK PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  INDONESIA--CONTINUED
    Telecommunication (1.1%)
    183,400   PT Indosat ADR...................................  $  3,966,025
                                                                 ------------
                                                                    6,902,106
                                                                 ------------
  ISRAEL (1.5%)
    Drugs (1.5%)
     78,700   Teva Pharmaceutical..............................     5,641,806
                                                                 ------------
  ITALY (.5%)
    Auto (.5%)
     63,976   Fiat SPA.........................................     1,826,416
                                                                 ------------
  JAPAN (9.8%)
    Drugs (.8%)
    105,000   Ono Pharmaceutical...............................     2,814,793
    Electrical Equipment (3.3%)
     40,000   Sony Corporation.................................    11,857,940
    Investment Bankers/Brokers (2.3%)
    463,200   The Nomura Securities Company, Ltd...............     8,361,256
    Retail (.7%)
    277,000   Best Denki Company, Ltd..........................     2,601,702
    Telecommunication (1.8%)
        375   NTT..............................................     6,420,605
    Water Utilities (.9%)
    201,000   Kurita Water Industries Ltd......................     3,193,660
                                                                 ------------
                                                                   35,249,956
                                                                 ------------
  MEXICO (2.4%)
    Mining (.7%)
    540,000   Grupo Mexico Series B............................     2,680,021
    Telecommunication (1.7%)
     53,610   Telefonos De Mexico ADR..........................     6,031,125
                                                                 ------------
                                                                    8,711,146
                                                                 ------------
  NETHERLANDS (4.7%)
    Chemicals (1.1%)
     76,900   Akzo Nobel.......................................     3,856,427
    Electrical Equipment (2.0%)
     52,440   Philips Electronics..............................     7,128,956
    Investment Bankers/Brokers (1.6%)
     94,687   ING Groep........................................     5,715,268
                                                                 ------------
                                                                   16,700,651
                                                                 ------------
  NEW ZEALAND (1.2%)
    Telecommunication (1.2%)
    909,500   Telecom Corp of New Zealand......................     4,282,687
                                                                 ------------
  NORWAY (1.7%)
    Aluminum (.5%)
     78,000   Elkem............................................     1,800,352
    Chemicals (1.2%)
    106,266   Norsk Hydro......................................     4,454,764
                                                                 ------------
                                                                    6,255,116
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  PERU (.4%)
    Telecommunication (.4%)
    115,900   Telefonicia de Peru ADR..........................  $  1,550,162
                                                                 ------------
  PHILIPPINES (.4%)
    Telecommunication (.4%)
     54,000   Philippine Long Distance.........................     1,397,250
                                                                 ------------
  PORTUGAL (1.0%)
    Investment Bankers/Brokers (.5%)
    427,800   BPI-SGPS, SA.....................................     1,822,261
    Telecommunication (.5%)
    183,000   Portugal Telecom.................................     2,006,820
                                                                 ------------
                                                                    3,829,081
                                                                 ------------
  SINGAPORE (.9%)
    Air Freight (.2%)
     78,000   Singapore Airlines...............................       885,937
    Houseware (.2%)
    448,568   Jardine Strategic Holding........................       892,650
    Paper and Forest (.5%)
    226,400   Asia Pulp & Paper, Ltd. ADR......................     1,782,900
                                                                 ------------
                                                                    3,561,487
                                                                 ------------
  SOUTH AFRICA (.7%)
    Metal Fabrication (.7%)
     78,879   Anglo American Platinum..........................     2,401,363
                                                                 ------------
  SOUTH KOREA (.9%)
    Telecommunication (.9%)
     45,900   Korea Telecom ADR................................     3,431,025
                                                                 ------------
  SPAIN (3.0%)
    Banks (.4%)
     45,800   Banco de Andalucia...............................     1,614,221
    Electric Companies (1.5%)
    110,000   Endesa...........................................     2,183,277
    250,000   Iberdrola........................................     3,464,080
    Oil & Gas (1.1%)
    171,000   Repsol...........................................     3,963,975
                                                                 ------------
                                                                   11,225,553
                                                                 ------------
  SWEDEN (4.5%)
    Auto (1.2%)
     35,000   Autoliv, Inc.....................................     1,024,402
    109,900   Autoliv, Inc. ADR................................     3,214,575
    Banks (1.8%)
    205,100   ForeningsSparbaken...............................     3,013,553
    286,500   Svenska Handlesbanken A..........................     3,603,392
    Publishing (.2%)
    114,500   Esselte..........................................       861,368
    Trucks and Parts (1.3%)
    178,500   Volvo............................................     4,615,981
                                                                 ------------
                                                                   16,333,271
                                                                 ------------
  SWITZERLAND (3.8%)
    Banks (1.0%)
     18,525   Credit Suisse Group..............................     3,687,060

              See accompanying notes to investments in securities.

INTERNATIONAL STOCK PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  SWITZERLAND--CONTINUED
    Electrical Equipment (.9%)
     28,043   Abb, Ltd.........................................  $  3,434,395
    Investment Bankers/Brokers (1.3%)
      8,350   Zurich Allied....................................     4,767,828
    Telecommunication (.6%)
      5,185   Swisscom.........................................     2,099,824
                                                                 ------------
                                                                   13,989,107
                                                                 ------------
  THAILAND (.5%)
    Banks (.5%)
    699,600   Bangkok Bank Public Company, Ltd.................     1,774,686
                                                                 ------------
  UNITED KINGDOM (16.3%)
    Airlines (1.5%)
    832,600   British Airways..................................     5,441,126
    Auto (1.2%)
  1,244,600   Rolls-Royce......................................     4,308,386
    Banks (.9%)
    118,943   Barclays.........................................     3,428,606
    Chemicals (2.4%)
  1,775,000   Medeva...........................................     5,053,381
    575,580   Nycomed Amersham.................................     3,583,417
    Construction (.2%)
    257,100   Hepworth.........................................       792,261
    Electric Companies (.3%)
    208,775   National Power...................................     1,210,706
    Electrical Equipment (1.6%)
  1,083,213   Invensys PLC.....................................     5,904,930
    Engineering/Construction (.1%)
    190,368   Fairview Holdings................................       495,782
    Food (1.6%)
    554,300   J Sainsbury PLC..................................     3,131,499
    387,833   Somerfield.......................................       561,486
    322,900   Tate & Lyle......................................     2,078,845
    Hardware and Tools (1.0%)
    780,400   Williams PLC.....................................     3,556,741
    Houseware (.2%)
    690,000   Elementis........................................       898,496
    Iron and Steel (1.5%)
  2,082,500   Corus Group PLC..................................     5,423,528
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  UNITED KINGDOM--CONTINUED
    Natural Gas (.6%)
    738,990   Centrica PLC.....................................  $  2,097,909
    Oil & Gas (1.6%)
    703,100   Shell Transportation & Trading...................     5,851,584
    Retail (1.0%)
    534,300   Marks & Spencer..................................     2,547,475
  1,460,200   Storehouse.......................................     1,057,003
    Water Utilities (.6%)
    168,500   Hyder PLC........................................       763,183
    104,762   Thames Water.....................................     1,308,254
                                                                 ------------
                                                                   59,494,598
                                                                 ------------
  VENEZUELA (.9%)
    Telecommunication (.9%)
    130,900   Cia Anonima Telefonos ADR........................     3,223,412
                                                                 ------------
Total common stock (cost: $259,441,453)........................   325,545,837
                                                                 ------------

PREFERRED STOCK (4.6%)
  BRAZIL (3.3%)
    Banks (1.5%)
    685,900   Banco Bradesco ADR...............................     5,419,090
    Oil & Gas (1.0%)
    137,900   Petrobras........................................     3,536,859
    Telecommunication (.8%)
    113,800   Embratel Part ADR................................     3,101,050
                                                                 ------------
                                                                   12,056,999
                                                                 ------------
  GERMANY (.1%)
    Houseware (.1%)
     46,192   Moebel Walther...................................       362,820
                                                                 ------------
  ITALY (1.2%)
    Telecommunication (1.2%)
    694,300   Telecom Italia SPA...............................     4,229,919
                                                                 ------------
  UNITED KINGDOM ( -- )
    Water Utilities ( -- )
    137,700   Hyder PLC........................................       196,571
                                                                 ------------
Total preferred stock (cost: $11,094,925)......................    16,846,309
                                                                 ------------

              See accompanying notes to investments in securities.

                                                   INTERNATIONAL STOCK PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                         ------------
SHORT-TERM SECURITIES (5.8%)
$11,417,759   Norwest Advantage Cash Investment Fund, current rate 3.97%........  $ 11,417,759
  9,851,000   U.S. Treasury Bill...............................  4.48%  01/20/00     9,823,791
                                                                                  ------------
              Total short-term securities (cost: $21,245,361)...................    21,241,550
                                                                                  ------------
              Total investments in securities (cost: $291,781,739)(d)...........  $363,633,696
                                                                                  ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Represents ownership in an illiquid security. (See note 7 to the financial statements.) Information concerning the illiquid securities held at December 31, 1999, which includes acquistion date and cost, is as follows:

                                             ACQUISITION
    SECURITY                                    DATE         COST
    --------                                 -----------  ----------
    Banque Nationale De Paris ADR 144A         Various    $1,470,320
     Issue*................................
    Bohler-Uddeholm 144A Issue*............    Various       824,910
    Cable and Wireless Optus 144A Issue*...    Various     1,413,650
                                                          ----------
                                                          $3,708,880
                                                          ==========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $296,867,410. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $98,063,671
      Gross unrealized depreciation..........  (31,297,385)
                                               -----------
      Net unrealized appreciation............  $66,766,286
                                               ===========

SMALL COMPANY GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
COMMON STOCK (97.4%)
  BASIC MATERIALS (.6%)
    Agriculture Products (.6%)
     50,310   NCO Group, Inc. (b)..............................  $  1,515,589
                                                                 ------------
  CAPITAL GOODS (3.8%)
    Aerospace/Defense (1.0%)
    128,900   HEICO Corporation................................     2,723,012
                                                                 ------------
    Engineering/Construction (1.8%)
    110,210   Dycom Industries, Inc. (b).......................     4,856,128
                                                                 ------------
    Manufacturing (1.0%)
     73,940   Graco, Inc.......................................     2,652,597
                                                                 ------------
  COMMUNICATION SERVICES (1.1%)
    Cellular (.6%)
     17,130   Powertel, Inc. (b)...............................     1,719,424
                                                                 ------------
    Telecommunication (.5%)
     27,200   Tut Systems, Inc. (b)............................     1,458,600
                                                                 ------------
  CONSUMER CYCLICAL (15.0%)
    Auto (.6%)
     88,650   CSK Auto Corporation (b).........................     1,551,375
                                                                 ------------
    Leisure (.9%)
     70,500   National R V Holdings, Inc. (b)..................     1,357,125
     31,840   Tweeter Home Entertainment (b)...................     1,130,320
                                                                 ------------
                                                                    2,487,445
                                                                 ------------
    Retail (4.8%)
     19,540   Abercrombie & Fitch Company (b)..................       521,474
     18,540   Accrue Software, Inc. (b)........................     1,003,477
    136,800   David's Bridal, Inc. (b).........................     1,530,450
     37,600   E-stamp Corporation (b)..........................       836,600
     26,190   Kohl's Corporation (b)...........................     1,890,591
     17,590   Media Metrix, Inc. (b)...........................       628,842
      7,150   PlanetRx.com, Inc. (b)...........................       103,675
     74,550   Steven Madden, Ltd. (b)..........................     1,421,109
     46,740   Tuesday Morning Corporation (b)..................       861,769
     75,550   Ultimate Electronic, Inc. (b)....................     1,869,862
     36,000   ValueVision International, Inc. (b)..............     2,063,250
     11,500   Webvan Group Incorporated (b)....................       189,750
                                                                 ------------
                                                                   12,920,849
                                                                 ------------
    Service (7.4%)
    208,260   Copart, Inc......................................     9,059,310
    352,590   Fairfield Communities, Inc. (b)..................     3,790,342
    118,800   Metamor Worldwide, Inc. (b)......................     3,460,050
     90,800   TeleTech Holdings, Inc. (b)......................     3,060,241
     25,800   Xpedior, Inc. (b)................................       741,750
                                                                 ------------
                                                                   20,111,693
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  CONSUMER CYCLICAL--CONTINUED
    Textiles (1.3%)
     27,200   Linens'n Things, Inc. (b)........................  $    805,800
    161,900   Tropical Sportswear International (b)............     2,610,637
                                                                 ------------
                                                                    3,416,437
                                                                 ------------
  CONSUMER STAPLES (4.9%)
    Broadcasting (4.7%)
     19,100   Cumulus Media, Inc. (b)..........................       969,325
     56,160   Salem Communications Corporation (b).............     1,270,620
    241,020   TV Guide, Inc. (b)...............................    10,363,860
                                                                 ------------
                                                                   12,603,805
                                                                 ------------
    Food & Health ( -- )
        500   Valley Medica, Inc. (b)..........................         3,500
                                                                 ------------
    Service (.2%)
      1,130   Expedia, Inc. (b)................................        39,550
      1,632   FreeMarkets, Inc. (b)............................       557,022
                                                                 ------------
                                                                      596,572
                                                                 ------------
  ENERGY (3.5%)
    Oil (.5%)
    210,750   Newpark Resources, Inc. (b)......................     1,290,844
                                                                 ------------
    Oil & Gas (3.0%)
     31,000   Core Laboratories N.V. (b)(c)....................       621,937
    104,360   Global Marine (b)................................     1,734,985
     21,760   Houston Exploration Company (b)..................       431,120
     41,900   Louis Dreyfus Natural Gas Corporation (b)........       759,437
     32,700   Marine Drilling Companies, Inc. (b)..............       733,706
     28,400   Precision Drilling Corporation (b)(c)............       729,525
    140,430   Tuboscope, Inc. (b)..............................     2,229,326
     31,830   UTI Energy Corporation (b).......................       734,079
                                                                 ------------
                                                                    7,974,115
                                                                 ------------
  HEALTH CARE (11.2%)
    Biotechnology (4.4%)
     48,200   Enzon, Inc. (b)..................................     2,090,675
     28,810   Gilead Sciences, Inc. (b)........................     1,559,341
     20,580   IDEC Pharmaceuticals Corporation (b).............     2,021,985
     32,400   Maxygen, Inc. (b)................................     2,300,400
     18,200   Millennium Pharmaceuticals, Inc. (b).............     2,220,400
     23,770   Protein Design Labs, Inc. (b)....................     1,663,900
                                                                 ------------
                                                                   11,856,701
                                                                 ------------
    Drugs (2.5%)
     65,880   Barr Laboratories, Inc. (b)......................     2,066,985
    115,440   Cygnus, Inc. (b).................................     2,106,780

              See accompanying notes to investments in securities.

                                                  SMALL COMPANY GROWTH PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  HEALTH CARE--CONTINUED
     57,220   United Therapeutics Corporation (b)..............  $  2,632,120
                                                                 ------------
                                                                    6,805,885
                                                                 ------------
    Hospital Management (1.6%)
    103,600   Province Healthcare Company (b)..................     1,968,400
     65,200   Universal Health Services, Inc. (b)..............     2,347,200
                                                                 ------------
                                                                    4,315,600
                                                                 ------------
    Medical Products/Supplies (2.7%)
     22,160   Cytyc Corporation (b)............................     1,353,145
     55,040   Patterson Dental Company (b).....................     2,346,080
    147,480   Sybron International Corporation (b).............     3,640,912
                                                                 ------------
                                                                    7,340,137
                                                                 ------------
  TECHNOLOGY (53.4%)
     17,700   Adaptive Broadband Corporation (b)...............     1,306,481
     44,717   ADC Telecomm, Inc. (b)...........................     3,244,777
     34,860   Alpha Industries, Inc. (b).......................     1,997,914
    123,310   ANADIGICS, Inc. (b)..............................     5,818,691
     27,680   Ancor Communications, Inc. (b)...................     1,878,780
     23,980   Applied Micro Circuits Corporation (b)...........     3,051,455
     32,100   Breakaway Solutions, Inc. (b)....................     2,343,300
     24,700   Broadvision, Inc. (b)............................     4,200,544
      6,900   BSQUARE Corporation (b)..........................       289,369
     32,100   Clarus Corporation (b)...........................     2,118,600
     23,500   Complete Business Solutions, Inc. (b)............       590,437
     74,390   Cree Research, Inc. (b)..........................     6,351,046
    118,670   Cymer, Inc. (b)..................................     5,458,820
     12,050   Digimarc Corporation (b).........................       602,500
     28,950   DII Group, Inc. (b)..............................     2,054,544
     78,210   DuPont Photomasks, Inc. (b)......................     3,773,633
     45,940   E-Tek Dynamics, Inc. (b).........................     6,184,673
     30,494   Efficient Networks, Inc. (b).....................     2,073,592
     13,900   eGain Communications Corporation (b).............       524,725
     48,600   EMCORE Corporation (b)...........................     1,652,400
      2,150   Finisar Corporation (b)..........................       193,231
     20,950   Galileo Technology, Ltd. (b)(c)..................       505,419
    200,050   GaSonics International Corporation (b)...........     3,950,988
     86,230   Genesis Microchip, Inc. (b)(c)...................     1,821,609
    114,140   Global Imaging Systems, Inc. (b).................     1,398,215
                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                           ------------
  TECHNOLOGY--CONTINUED
     99,800   Harbinger Corporation (b)........................  $  3,174,888
     27,200   HNC Software, Inc. (b)...........................     2,876,400
     96,710   Infinium Software, Inc. (b)......................       658,837
     20,450   InterVU, Inc. (b)................................     2,147,250
    158,760   IntraNet Solutions, Inc. (b).....................     5,874,120
     34,900   IONA Technoloiges PLC (b)(c).....................     1,902,050
     28,610   ISS Group, Inc. (b)..............................     2,034,886
     23,200   Luminant Worldwide Corporation (b)...............     1,055,600
    192,200   Manugistics Group, Inc. (b)......................     6,210,463
     90,960   Mastech Corporation (b)..........................     2,251,260
    140,230   Maximus, Inc. (b)................................     4,759,056
    119,090   MedQuist, Inc. (b)...............................     3,074,011
      5,680   Metalink Ltd. (b)(c).............................       115,730
     18,200   Microstrategy, Inc. (b)..........................     3,822,000
      2,300   NetSolve, Inc. (b)...............................        72,450
      7,000   NVIDIA Corporation (b)...........................       328,563
    107,365   Orbotech Ltd. (b)(c).............................     8,320,788
    128,140   PairGain Technologies, Inc. (b)..................     1,817,986
     73,740   Peapod, Inc. (b).................................       636,008
     77,360   Power-One, Inc. (b)..............................     3,544,055
     34,800   Powerwave Technologies, Inc. (b).................     2,031,450
      2,820   Quintus Corporation (b)..........................       129,368
      4,600   Retek, Inc. (b)..................................       346,150
      5,880   Rudolph Technologies, Inc. (b)...................       196,980
     25,780   Sapient Corporation (b)..........................     3,633,369
      8,660   Sawtek, Inc. (b).................................       576,431
     50,370   Terayon Communication Systems (b)................     3,163,866
     72,920   The Bisys Group, Inc. (b)........................     4,758,030
     50,800   The viaLink Company (b)..........................     1,847,850
     42,310   Transwitch Corporation (b).......................     3,070,119
     30,375   USinternetworkng, Inc. (b).......................     2,122,453
     15,900   VerticalNet, Inc. (b)............................     2,607,600
     29,010   Vitesse Semiconductor Corporation (b)............     1,521,212
                                                                 ------------
                                                                  144,067,022
                                                                 ------------
  TRANSPORTATION (3.9%)
    Air Freight (2.0%)
    123,540   Eagle USA Airfreight, Inc. (b)...................     5,327,663
                                                                 ------------
    Airlines (1.2%)
    112,020   Skywest, Inc. (b)................................     3,136,560
                                                                 ------------
    Transport Services (.7%)
     38,680   Preview Travel, Inc. (b).........................     2,016,195
                                                                 ------------
Total common stock (cost: $164,242,076)........................   262,747,748
                                                                 ------------

              See accompanying notes to investments in securities.

SMALL COMPANY GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                          ------------
SHORT-TERM SECURITIES (7.3%)
$11,913,008   Provident Institutional Funds--TempFund Portfolio, current rate      $ 11,913,008
               5.480%............................................................
  3,735,000   U.S. Treasury Bill...............................  5.140%  01/13/00     3,729,749
  1,515,000   U.S. Treasury Bill...............................  5.430%  03/02/00     1,502,288
  1,130,000   U.S. Treasury Bill...............................  5.435%  03/23/00     1,117,268
  1,460,000   U.S. Treasury Bill...............................  5.449%  04/13/00     1,438,536
                                                                                   ------------
              Total short-term securities (cost: $19,697,440)....................    19,700,849
                                                                                   ------------
              Total investments in securities (cost: $183,939,516) (d)...........  $282,448,597
                                                                                   ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The portfolio held 5.2% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $184,411,809. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $105,629,144
      Gross unrealized depreciation..........    (7,592,356)
                                                -----------
      Net unrealized appreciation............   $98,036,788
                                                ===========

                                         MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
PRINCIPAL                                                                          VALUE(A)
---------                                                                         -----------
LONG-TERM DEBT SECURITIES (99.2%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.2%)
$1,085,000   Federal Home Loan Mortgage Corporation                               $   915,689
              Strip (b).......................................  4.835%  08/15/02
 1,150,000   Financial Corporation Strip (b)..................  6.273%  04/06/02      987,469
   500,000   Financial Corporation Strip (b)..................  7.040%  06/27/02      422,860
   360,000   Financial Corporation Strip (b)..................  6.362%  09/07/02      300,441
   650,000   Financial Corporation Strip (b)..................  6.763%  08/03/03      507,532
   525,000   FNMA Strip (b)...................................  7.600%  02/01/02      458,535
   281,000   FNMA Strip (b)...................................  5.370%  05/29/03      224,069
   425,000   FNMA Strip (b)...................................  6.367%  08/01/03      334,815
   500,000   FNMA Strip (b)...................................  5.250%  08/15/03      392,860
   182,000   Israel Government Trust Certificates (b).........  7.030%  05/15/02      155,730
   325,000   Israel Government Trust Certificates (b).........  5.946%  05/15/02      278,089
   250,000   Israel Government Trust Certificates (b).........  5.530%  11/15/02      206,980
 1,150,000   Tennessee Valley Authority Strip (b).............  7.400%  04/15/03      921,390
   190,000   U.S. Treasury Principal Strip (b)................  5.868%  02/15/03      156,269
 2,800,000   U.S. Treasury Strip (b)..........................  6.080%  08/15/02    2,380,473
 1,750,000   U.S. Treasury Strip (b)..........................  5.818%  02/15/03    1,437,571
                                                                                  -----------
             Total long-term debt securities (cost: $10,214,421)................   10,080,772
                                                                                  -----------

SHORT-TERM SECURITIES (.9%)
    88,690   Provident Institutional Funds--Federal Trust Fund, current rate          88,690
              5.510%............................................................
                                                                                  ----------
             Total short-term securities (cost: $88,690)........................      88,690
                                                                                  ----------
             Total investments in securities (cost: $10,303,111) (c)............  $10,169,462
                                                                                  ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1999 the cost of securities for federal income tax purposes was $10,309,987. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $ 33,821
      Gross unrealized depreciation..........  (174,346)
                                               --------
      Net unrealized depreciation............  $(140,525)
                                               ========

MATURING GOVERNMENT BOND 2006 PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                         ---------------
LONG-TERM DEBT SECURITIES (99.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.5%)
$  686,000   Financial Corporation Strip (b)..................  5.142%  11/11/06    $  421,052
   921,000   Financial Corporation Strip (b)..................  7.647%  09/07/07       530,910
   810,000   FNMA Strip (b)...................................  7.620%  08/01/05       552,792
   613,000   FNMA Strip (b)...................................  5.745%  04/08/07       371,183
   553,000   Israel Government Trust Certificate (b)..........  7.440%  11/15/05       368,978
 1,000,000   Israel State Aid Strip (b).......................  6.578%  11/15/06       628,509
 1,000,000   Resolution Funding Corporation Strip (b).........  7.461%  07/15/07       602,879
 2,775,000   U.S. Treasury Strip (b)..........................  6.432%  11/15/06     1,773,333
 1,560,000   U.S. Treasury Strip (b)..........................  5.702%  02/15/07       977,978
                                                                                    ----------
             Total long-term debt securities (cost: $6,353,214).................     6,227,614
                                                                                    ----------
SHORT-TERM SECURITIES (.4%)
    24,711   Provident Institutional Funds--Federal Trust Fund, current rate
              5.510%............................................................        24,711
                                                                                    ----------
             Total short-term securities (cost: $24,711)........................        24,711
                                                                                    ----------
             Total investments in securities (cost: $6,377,925) (c).............    $6,252,325
                                                                                    ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1999 the cost of securities for federal income tax purposes was $6,412,536. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $ 89,797
      Gross unrealized depreciation..........   (250,008)
                                                --------
      Net unrealized depreciation............   $(160,211)
                                                ========

                                         MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
PRINCIPAL                                                                          VALUE(A)
---------                                                                         ----------
LONG-TERM DEBT SECURITIES (99.8%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (99.8%)
$  412,000   Financial Corporation Strip (b)..................  5.490%  11/02/10  $  185,803
   945,000   Financial Corporation Strip (b)..................  7.920%  08/08/11     401,908
   719,000   FNMA Strip (b)...................................  6.000%  11/29/09     357,515
   444,000   FNMA Strip (b)...................................  5.870%  05/29/10     212,493
   950,000   FNMA Strip (b)...................................  5.695%  09/23/10     444,599
   132,000   Israel Government Trust Certificate (b)..........  7.660%  05/15/10      63,030
   515,000   Israel State Aid Strip (b).......................  8.264%  03/15/10     253,410
 1,100,000   Israel State Aid Strip (b).......................  6.850%  08/15/11     488,553
   550,000   Resolution Funding Corporation Strip (b).........  6.537%  04/15/11     252,350
   524,000   Turkey Government Trust Certificate (b)..........  6.687%  11/15/10     241,443
 1,880,000   U.S. Treasury Strip (b)..........................  6.171%  05/15/10     936,257
 1,150,000   U.S. Treasury Strip (b)..........................  6.635%  02/15/11     544,478
 1,205,000   U.S. Treasury Strip (b)..........................  6.212%  08/15/11     550,419
                                                                                  ----------
             Total long-term debt securities (cost: $5,217,975).................   4,932,258
                                                                                  ----------

SHORT-TERM SECURITIES (.6%)
    28,988   Provident Institutional Funds--Federal Trust Fund, current rate        28,988
              5.510%...........................................................
                                                                                 ---------
             Total short-term securities (cost: $28,988).......................     28,988
                                                                                 ---------
             Total investments in securities (cost: $5,246,963) (c)............  $4,961,246
                                                                                 =========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 1999 the cost of securities for federal income tax purposes was $5,275,763. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $ 63,799
      Gross unrealized depreciation..........   (378,316)
                                                --------
      Net unrealized depreciation............   $(314,517)
                                                ========

VALUE STOCK PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                          ------------
COMMON STOCK (97.4%)
  BASIC MATERIALS (6.1%)
    Aluminum (.6%)
    14,500   Alcoa, Inc.......................................  $  1,203,500
                                                                ------------
    Chemicals (1.6%)
     8,200   Dow Chemical Company.............................     1,095,725
    30,633   E.I. DuPont de Nemours & Company.................     2,017,949
                                                                ------------
                                                                   3,113,674
                                                                ------------
    Paper and Forest (3.9%)
    52,400   International Paper Company......................     2,957,325
    14,400   Kimberly Clark Corporation.......................       939,600
    81,050   Mead Corporation.................................     3,520,609
                                                                ------------
                                                                   7,417,534
                                                                ------------
  CAPITAL GOODS (3.3%)
    Aerospace/Defense (.7%)
    30,500   The Boeing Company...............................     1,267,656
                                                                ------------
    Electrical Equipment (2.6%)
    17,500   CBS Corporation (b)..............................     1,118,906
    32,100   Emerson Electric Company.........................     1,841,737
    12,900   General Electric Company.........................     1,996,275
                                                                ------------
                                                                   4,956,918
                                                                ------------
  COMMUNICATION SERVICES (16.4%)
    Telecommunication (3.1%)
    73,100   Sprint Corporation...............................     4,920,544
     9,300   Sprint Corporation PCS (b).......................       953,250
                                                                ------------
                                                                   5,873,794
                                                                ------------
    Telephone (13.3%)
    56,200   AT&T Corporation.................................     2,852,150
    12,000   Bell Atlantic Corporation........................       738,750
    90,850   Bellsouth Corporation............................     4,252,916
   118,670   GTE Corporation..................................     8,373,652
   166,410   SBC Communications, Inc..........................     8,112,487
    15,900   US West, Inc.....................................     1,144,800
                                                                ------------
                                                                  25,474,755
                                                                ------------
  CONSUMER CYCLICAL (9.4%)
    Auto (3.0%)
    64,065   Ford Motor Company...............................     3,423,473
    12,900   General Motors Corporation.......................       937,669
    93,613   Delphi Automotive Systems Corporation............     1,474,405
                                                                ------------
                                                                   5,835,547
                                                                ------------
    Broadcasting (1.0%)
    33,000   AT&T Corporation--Liberty Media Group (b)........     1,872,750
                                                                ------------
    Photography/Imagery (.6%)
    18,300   Eastman Kodak Company............................     1,212,375
                                                                ------------
                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                          ------------
  CONSUMER CYCLICAL--CONTINUED
    Publishing (2.4%)
    12,100   Gannett Company..................................  $    986,906
   121,595   Reader's Digest Association......................     3,556,654
                                                                ------------
                                                                   4,543,560
                                                                ------------
    Retail (.3%)
        10   Federated Department Stores (b)..................           506
     8,400   Wal-Mart Stores, Inc.............................       580,650
                                                                ------------
                                                                     581,156
                                                                ------------
    Service (2.1%)
   150,275   Cendant Corporation (b)..........................     3,991,680
                                                                ------------
  CONSUMER STAPLES (10.9%)
    Beverage (1.0%)
    26,300   Anheuser-Busch Companies, Inc....................     1,864,012
                                                                ------------
    Broadcasting (4.4%)
   109,250   MediaOne, Inc. (b)...............................     8,391,766
                                                                ------------
    Entertainment (1.2%)
    76,500   Walt Disney Company..............................     2,237,625
                                                                ------------
    Food (.8%)
   101,000   Flowers Industries...............................     1,609,687
                                                                ------------
    Household Products (.8%)
    16,200   Minnesota Mining and Manufacturing...............     1,585,575
                                                                ------------
    Restaurants (.6%)
    27,000   McDonald's Corporation...........................     1,088,437
                                                                ------------
    Service (1.4%)
    96,760   Deluxe Corporation...............................     2,654,852
                                                                ------------
    Tobacco (.7%)
    60,825   Philip Morris Companies, Inc.....................     1,410,380
                                                                ------------
  ENERGY (10.3%)
    Oil (9.7%)
    35,420   Chevron Corporation..............................     3,068,257
    36,165   Conoco, Inc......................................       899,604
   162,952   Exxon Corporation................................    13,127,820
    26,000   Texaco, Inc......................................     1,412,125
                                                                ------------
                                                                  18,507,806
                                                                ------------
    Oil & Gas (.6%)
    12,275   Atlantic Richfield Company.......................     1,061,787
                                                                ------------
  FINANCIAL (31.1%)
    Auto Finance (1.2%)
    68,600   Fleet Financial Group, Inc.......................     2,388,138
                                                                ------------
    Banks (9.9%)
    84,480   Bank of America Corporation......................     4,239,840
    38,100   Bank of New York Company, Inc....................     1,524,000
    14,300   Bank One Corporation.............................       458,494
    43,015   Chase Manhattan Corporation......................     3,341,728

              See accompanying notes to investments in securities.

                                                           VALUE STOCK PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                          ------------
  FINANCIAL--CONTINUED
    40,200   First Union Corporation..........................  $  1,319,063
     7,400   J.P. Morgan & Company, Inc.......................       937,025
    29,500   Mellon Bank Corporation..........................     1,004,844
    18,500   Suntrust Banks, Inc..............................     1,273,031
    41,800   U.S. Bancorp.....................................       995,363
    95,800   Wells Fargo Company..............................     3,873,913
                                                                ------------
                                                                  18,967,301
                                                                ------------
    Consumer Finance (.4%)
    22,300   Household International, Inc.....................       830,675
                                                                ------------
    Finance-Diversified (3.2%)
    13,400   American General Corporation.....................     1,016,725
    81,810   Federal National Mortgage Association............     5,108,012
                                                                ------------
                                                                   6,124,737
                                                                ------------
    Insurance (9.4%)
    46,800   Allstate Corporation.............................     1,123,200
    59,200   American International Group.....................     6,401,000
   170,430   Citigroup, Inc...................................     9,469,517
    10,900   Marsh & McLennen Companies, Inc..................     1,042,994
                                                                ------------
                                                                  18,036,711
                                                                ------------
    Investment Bankers/Brokers (5.0%)
    97,495   H & R Block, Inc.................................     4,265,406
    14,100   Merrill Lynch & Co., Inc.........................     1,177,350
    29,105   Morgan Stanley Dean Witter & Company.............     4,154,739
                                                                ------------
                                                                   9,597,495
                                                                ------------
    Investment Companies (1.5%)
    52,700   AMEX Technology Select Sector....................     2,839,213
                                                                ------------
                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                          ------------
  FINANCIAL--CONTINUED
    Savings and Loans (.5%)
    33,500   Washington Mutual, Inc...........................       871,000
                                                                ------------
  HEALTH CARE (2.1%)
    Drugs (1.1%)
    14,300   American Home Products Corporation...............  $    563,956
    32,900   Pharmacia & Upjohn, Inc..........................     1,480,500
                                                                ------------
                                                                   2,044,456
                                                                ------------
    Health Care--Diversified (1.0%)
    29,300   Abbott Laboratories..............................     1,063,956
     9,200   Johnson & Johnson................................       856,750
                                                                ------------
                                                                   1,920,706
                                                                ------------
  TECHNOLOGY (4.1%)
    45,500   Compaq Computer Corporation......................     1,231,344
    13,700   Electronic Data Systems Corporation..............       917,044
     8,800   Hewlett-Packard Company..........................     1,002,650
    12,040   International Business Machines..................     1,300,320
    23,300   Motorola, Inc....................................     3,430,925
                                                                ------------
                                                                   7,882,283
                                                                ------------
  UTILITIES (3.7%)
    Electric Companies (1.7%)
    30,500   AES Corporation (b)..............................     2,279,875
    20,000   Duke Energy Corporation..........................     1,002,500
                                                                ------------
                                                                   3,282,375
                                                                ------------
    Natural Gas (2.0%)
    86,100   Enron Corporation................................     3,820,688
                                                                ------------
Total common stock (cost: $167,981,110).......................   186,362,604
                                                                ------------

PRINCIPAL
---------
SHORT-TERM SECURITIES (2.7%)
$5,289,502   Provident Institutional Funds--TempFund Portfolio, current rate         5,289,502
              5.480%.............................................................
                                                                                   -----------
             Total short-term securities (cost: $5,289,502)......................    5,289,502
                                                                                   -----------
             Total investments in securities (cost: $173,270,612) (c)............  $191,652,106
                                                                                   ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1999 the cost of securities for federal income tax purposes was $174,805,086. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $23,093,436
      Gross unrealized depreciation..........    (6,246,416)
                                                -----------
      Net unrealized appreciation............   $16,847,020
                                                ===========

SMALL COMPANY VALUE PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
COMMON STOCK (91.6%)
  BASIC MATERIALS (5.7%)
    Chemicals (4.6%)
   7,300   Cytec Industries, Inc. (b).......................  $   168,812
   3,100   Minerals Technologies, Inc.......................      124,194
   6,400   Olin Corporation.................................      126,800
   5,250   Quest Diagnostics, Inc. (b)......................      160,453
                                                              -----------
                                                                  580,259
                                                              -----------
    Iron and Steel (1.1%)
   8,330   Steel Dynamics, Inc. (b).........................      132,759
                                                              -----------
  CAPITAL GOODS (13.5%)
    Containers--Metal/Glass (.7%)
   6,800   American National Can Group, Inc.................       88,400
                                                              -----------
    Electrical Equipment (4.0%)
   1,193   Solectron Corporation (b)........................      113,484
   7,675   Vishay Intertechnology, Inc. (b).................      242,722
  12,300   Watsco, Inc......................................      142,219
                                                              -----------
                                                                  498,425
                                                              -----------
    Engineering/Construction (.5%)
   5,700   Group Maintenance America Corporation (b)........       60,919
                                                              -----------
    Machinery (1.6%)
   2,850   Tecumseh Products Company........................      134,484
   3,700   Westinghouse Air Brake Company...................       65,675
                                                              -----------
                                                                  200,159
                                                              -----------
    Manufacturing (3.2%)
   5,350   A.O. Smith Corporation...........................      117,031
   6,700   Aptargroup, Inc..................................      168,337
   5,900   United Dominion Industries.......................      117,631
                                                              -----------
                                                                  402,999
                                                              -----------
    Metal Fabrication (2.5%)
   2,200   ABC-NACO Inc. (b)................................       18,150
   6,050   Gibraltar Steel Corporation (b)..................      141,419
  10,100   Tower Automotive, Inc. (b).......................      155,919
                                                              -----------
                                                                  315,488
                                                              -----------
    Trucks and Parts (1.0%)
   4,200   Oshkosh Truck Corporation........................      123,112
                                                              -----------
  CONSUMER CYCLICAL (10.0%)
    Auto (1.5%)
   3,200   Arvin Industries, Inc............................       90,800
   5,800   Dura Automotive Systems, Inc. (b)................      101,137
                                                              -----------
                                                                  191,937
                                                              -----------
    Building Materials (.7%)
   6,600   D.R. Horton, Inc.................................       91,162
                                                              -----------
    Houseware (1.1%)
   6,100   Furniture Brands International, Inc. (b).........      134,200
                                                              -----------
    Lodging--Hotel (.8%)
   6,250   Meristar Hospitality Corporation.................      100,000
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  CONSUMER CYCLICAL--CONTINUED
    Retail (5.2%)
   3,300   Ames Department Stores (b).......................  $    95,081
   8,400   Central Garden & Pet Company (b).................       87,150
   5,750   Shopko Stores (b)................................      132,250
   5,900   The Men's Wearhouse, Inc. (b)....................      173,312
   3,500   Zale Corporation (b).............................      169,312
                                                              -----------
                                                                  657,105
                                                              -----------
    Textiles (.7%)
   5,300   Tropical Sportswear International                       85,462
            Corporation (b).................................
                                                              -----------
  CONSUMER STAPLES (5.9%)
    Beverage (3.6%)
   2,900   Adolph Coors Company.............................      152,250
   2,500   Canandaigua Brands, Inc. (b).....................      127,500
   5,100   Robert Mondavi Corporation (b)...................      177,225
                                                              -----------
                                                                  456,975
                                                              -----------
    Food & Health (1.3%)
   5,700   United Stationers, Inc. (b)......................      162,806
                                                              -----------
    Household Products (1.0%)
   3,400   National Presto Industries, Inc..................      120,700
                                                              -----------
  ENERGY (6.6%)
    Oil & Gas (6.6%)
   5,900   Equitable Resources, Inc.........................      196,913
   2,200   Helmerich & Payne................................       47,988
   7,900   Louis Dreyfus Natural Gas Corporation (b)........      143,188
   1,800   Nuevo Energy Company (b).........................       33,750
   5,700   Oceaneering International, Inc. (b)..............       85,144
   8,300   Precision Drilling Corporation (b)(c)............      213,206
   2,000   Seacor Smit, Inc. (b)............................      103,500
                                                              -----------
                                                                  823,689
                                                              -----------
  FINANCIAL (27.3%)
    Banks (5.1%)
   3,925   BankNorth Group, Inc.............................      104,994
   2,300   Corus Bankshares, Inc............................       55,200
   6,989   Hudson United Bancorp, Inc.......................      178,656
   7,850   Peoples Heritage Financial Group, Inc............      118,241
   9,515   Republic Bancorp, Inc............................      115,518
   2,150   UST Corporation..................................       68,263
                                                              -----------
                                                                  640,872
                                                              -----------
    Finance--Diversified (3.4%)
  10,000   Avis Rent A Car (b)..............................      255,625
   7,200   Dollar Thrifty Automotive Group, Inc. (b)........      172,350
                                                              -----------
                                                                  427,975
                                                              -----------
    Insurance (3.6%)
   3,463   Radian Group, Inc................................      165,358
   4,675   RLI Corporation..................................      158,950

              See accompanying notes to investments in securities.

                                                   SMALL COMPANY VALUE PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  FINANCIAL--CONTINUED
   5,000   StanCorp.........................................  $   125,938
                                                              -----------
                                                                  450,246
                                                              -----------
    Real Estate Investment Trust (11.4%)
   3,300   Apartment Investment & Management Company........      131,381
   5,950   Camden Property Trust............................      162,881
   6,600   CBL & Associates Properties, Inc.................      136,125
   6,000   First Industrial Realty Trust....................      164,625
   2,700   Franchise Finance Corporation of America.........       64,631
   7,600   Koger Equity, Inc................................      128,250
  11,850   Pacific Gulf Properties, Inc.....................      239,963
   6,500   Pan Pacific Retail Properties....................      106,031
   2,750   Parkway Properties...............................       79,234
   3,950   Prentiss Properties Trust........................       82,950
   1,200   Reckson Associates Realty Corporation............       24,600
   5,350   Regency Realty Corporation.......................      107,000
                                                              -----------
                                                                1,427,671
                                                              -----------
    Savings and Loans (3.8%)
   5,200   Bank United Corporation..........................      141,700
  12,800   First Sentinel Bancorp, Inc......................      100,000
   9,200   FirstFed Financial Corporation (b)...............      129,375
   3,400   Roslyn Bancorp, Inc..............................       62,900
   4,200   Seacoast Financial Services Corporation..........       42,788
                                                              -----------
                                                                  476,763
                                                              -----------
  HEALTH CARE (.5%)
    Medical Products/Supplies (.5%)
   2,650   Conmed Corporation (b)...........................       68,569
                                                              -----------
  TECHNOLOGY (10.3%)
   3,600   ANADIGICS, Inc. (b)..............................      169,875
   2,450   DII Group, Inc. (b)..............................      173,873
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  TECHNOLOGY--CONTINUED
  10,800   GaSonics International Corporation (b)...........  $   213,300
  10,400   Infinium Software, Inc. (b)......................       70,850
   7,850   International Rectifier Corporation (b)..........      204,100
   3,400   Manugistics Group, Inc. (b)......................      109,863
   4,700   Mastech Corporation (b)..........................      116,325
   9,400   Mentor Graphics (b)..............................      123,963
   5,900   Symix Systems, Inc. (b)..........................      107,675
                                                              -----------
                                                                1,289,824
                                                              -----------
  TRANSPORTATION (4.0%)
    Airlines (1.7%)
   4,900   Atlantic Coast Airlines Holdings, Inc. (b).......      116,375
   2,900   Midwest Express Holdings (b).....................       92,438
                                                              -----------
                                                                  208,813
                                                              -----------
    Transport Services (1.0%)
   6,800   Swift Transportation Company (b).................      119,850
                                                              -----------
    Trucking (1.3%)
   3,300   U.S. Freightways Corporation.....................      157,988
                                                              -----------
  UTILITIES (7.8%)
    Electric Companies (5.2%)
  12,400   Minnesota Power, Inc.............................      210,025
   7,450   Northwestern Corporation.........................      163,900
   6,424   Sierra Pacific Resources.........................      111,216
   6,550   WPS Resources Corporation........................      164,569
                                                              -----------
                                                                  649,710
                                                              -----------
    Natural Gas (2.6%)
   5,300   Piedmont Natural Gas Company.....................      160,325
   5,600   Wicor, Inc.......................................      163,450
                                                              -----------
                                                                  323,775
                                                              -----------
Total common stock
 (cost: $10,824,706)........................................   11,468,612
                                                              -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (8.2%)
$274,189    Provident Institutional Funds--TempFund Portfolio, current rate 5.480%..........      274,189
 760,000    U.S. Treasury Bill..........................................   5.261%   03/02/00      753,623
                                                                                              -----------
            Total short-term securities (cost: $1,027,522)..................................    1,027,812
                                                                                              -----------
            Total investments in securities (cost: $11,852,228) (d).........................  $12,496,424
                                                                                              ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 1.7% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $11,966,162. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $1,401,871
      Gross unrealized depreciation..........   (871,609)
                                                --------
      Net unrealized appreciation............   $530,262
                                                ========

GLOBAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL(B)                                                                          VALUE(A)
------------                                                                         -----------
LONG-TERM DEBT SECURITIES (93.3%)
  ARGENTINA (1.8%)
    Government (1.8%)
     150,936   Republic of Argentina (Argentina Peso)...........   2.868%  04/01/07  $   103,442
     520,000   Republic of Argentina (Argentina Peso)...........   8.750%  07/10/02      464,959
                                                                                     -----------
                                                                                         568,401
                                                                                     -----------
  AUSTRALIA (2.1%)
    Government (2.1%)
   1,039,000   Australian Commonwealth Goverment Bond                                    679,240
                (Australian Dollar).............................   6.750%  11/15/06
                                                                                     -----------
  CANADA (.6%)
    Government (.6%)
     200,000   Quebec Province (U.S. Dollar)....................   5.750%  02/15/09      177,902
                                                                                     -----------
  GERMANY (9.7%)
    Auto (.9%)
     290,000   Daimler Chrysler (Euro)..........................   3.500%  03/16/04      273,287
    Banks (2.1%)
     700,000   Allgemeine Hypobank (Euro).......................   5.000%  09/02/09      665,919
    Consumer Finance (2.2%)
     700,000   Depfa Finance (Euro).............................   5.500%  01/15/10      691,789
    Government (3.6%)
     262,000   Corporate Adina de Fomento (Euro)................   4.750%  05/06/04      249,323
     862,000   Deutschland Republic (Euro)......................   6.500%  07/04/27      919,659
    Investment Bankers/Brokers (.9%)
     150,000   Hutchison Whampoa Finance Ltd. (Euro)............   5.500%  03/16/06      145,785
     160,000   Mannesmann Finance (Euro)........................   4.750%  05/27/09      141,862
                                                                                     -----------
                                                                                       3,087,624
                                                                                     -----------
  GREECE (9.7%)
    Electrical Equipment (.8%)
     300,000   Public Power Corporation (Euro)..................   4.500%  03/12/09      264,126
    Government (8.9%)
 305,000,000   Hellenic Republic (Greek Drachma)................   6.000%  02/19/06      911,076
  65,000,000   Hellenic Republic (Greek Drachma)................   6.600%  01/15/04      199,340
 105,000,000   Hellenic Republic (Greek Drachma)................   7.500%  05/20/13      345,192
  16,100,000   Hellenic Republic (Greek Drachma)................   7.500%  05/20/13       52,929
 250,000,000   Hellenic Republic (Greek Drachma)................   8.700%  04/08/05      837,230
  50,000,000   Hellenic Republic (Greek Drachma)................   8.700%  04/08/05      167,446
 102,000,000   Hellenic Republic (Greek Drachma)................   8.900%  03/21/04      339,524
                                                                                     -----------
                                                                                       3,116,863
                                                                                     -----------
  JAPAN (15.1%)
    Government (14.2%)
  29,000,000   Japan (Japanese Yen).............................   3.000%  09/20/05      310,400
 161,000,000   Japan (Japanese Yen).............................   3.100%  03/20/06    1,733,967
   7,700,000   Japan (Japanese Yen).............................   3.100%  09/20/06       83,829
  97,000,000   Japan (Japanese Yen).............................   3.400%  03/22/04    1,050,800
 121,000,000   Japan (Japanese Yen).............................   4.400%  03/21/05    1,376,684
    Investment Bankers/Brokers (.9%)
  35,000,000   Citic Hong Kong Finance (Japanese Yen)...........   2.800%  03/27/03      302,594
                                                                                     -----------
                                                                                       4,858,274
                                                                                     -----------
  LUXEMBOURG (.7%)
    Investment Bankers/Brokers (.3%)
      90,000   PTC International Finance (Euro).................  11.250%  12/01/09       90,730

              See accompanying notes to investments in securities.

                                                           GLOBAL BOND PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL(B)                                                                          VALUE(A)
------------                                                                         -----------
  LUXEMBOURG--CONTINUED
    Trucks and Parts (.4%)
     140,000   Rhiag (Euro).....................................  10.750%  06/05/07  $   141,614
                                                                                     -----------
                                                                                         232,344
                                                                                     -----------
  NETHERLANDS (2.7%)
    Investment Bankers/Brokers (1.8%)
     140,000   Kappa Beheer (Euro)..............................  10.625%  07/15/09      148,875
     290,000   Tecnost (Euro)...................................   5.375%  07/30/04      286,017
     160,000   Tecnost (Euro)...................................   6.125%  07/30/09      158,067
    Telecommunication (.9%)
     150,000   KPNQwest (Euro)..................................   7.125%  06/01/09      150,295
     140,000   United Pan-Europe (Euro).........................  10.875%  08/01/09      142,742
                                                                                     -----------
                                                                                         885,996
                                                                                     -----------
  NEW ZEALAND (4.6%)
    Government (4.6%)
   1,550,000   New Zealand (New Zealand Dollar).................   7.000%  07/15/09      792,806
   1,240,000   New Zealand (New Zealand Dollar).................   8.000%  11/15/06      675,347
                                                                                     -----------
                                                                                       1,468,153
                                                                                     -----------
  NORWAY (2.3%)
    Government (2.3%)
   5,690,000   Norway (Norwegian Krone).........................   6.750%  01/15/07      739,726
                                                                                     -----------
  SLOVAKIA (2.6%)
    Government (2.6%)
  34,300,000   European Bank of Reconstruction and Development                           839,459
                (Slovak Koruna).................................  15.700%  05/10/02
                                                                                     -----------
  SOUTH AFRICA (3.7%)
    Government (3.7%)
  15,000,000   International Bank Reconstruction and Development                         219,292
                (South African Rand) (c)........................  14.588%  12/29/17
   5,000,000   International Bank Reconstruction and Development                         151,404
                (South African Rand) (c)........................  15.424%  05/14/12
   2,420,000   South Africa (South African Rand)................  12.000%  02/28/05      376,641
   2,800,000   South Africa (South African Rand)................  13.000%  08/31/10      436,695
                                                                                     -----------
                                                                                       1,184,032
                                                                                     -----------
  SWEDEN (4.8%)
    Consumer Finance (4.8%)
  13,300,000   AB Spintab (Swedish Krona).......................   5.500%  09/03/03    1,542,743
                                                                                     -----------
  UNITED KINGDOM (7.8%)
    Banks (.9%)
     300,000   Standard Chartered Bank (Euro)...................   5.375%  05/06/09      275,621
    Broadcasting (1.1%)
     400,000   British Sky Broadcasting (U.S. Dollar)...........   6.875%  02/23/09      352,519
    Food (.5%)
      90,000   Premier (British Sterling Pound).................  12.250%  09/01/09      144,856
    Government (4.0%)
     700,000   UK Treasury (British Sterling Pound).............   6.750%  11/26/04    1,164,704
      68,000   UK Treasury (British Sterling Pound).............   8.500%  12/07/05      123,647
    Investment Bankers/Brokers (.4%)
     140,000   Leica Geosys (Euro)..............................   9.875%  12/15/08      143,707
    Metal Fabrication (.5%)
     100,000   Luxfer (British Sterling Pound)..................  10.125%  05/01/09      161,760

              See accompanying notes to investments in securities.

GLOBAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL(B)                                                                          VALUE(A)
------------                                                                         -----------
  UNITED KINGDOM--CONTINUED
    Textiles (.4%)
      90,000   Doncaster (British Sterling Pound)...............   8.125%  05/01/09  $   143,400
                                                                                     -----------
                                                                                       2,510,214
                                                                                     -----------
  UNITED STATES (25.1%)
    Chemicals (.8%)
     250,000   IMC Global, Inc. (U.S. Dollar)...................   6.625%  10/15/01      245,275
    Commercial Finance (1.2%)
     400,000   General Electric Capital Corp. (U.S. Dollar).....   6.290%  12/15/01      395,574
    Containers-Metal/Glass (.9%)
     300,000   Crown Cork & Seal Company, Inc. (U.S. Dollar)....   7.125%  09/01/02      295,140
    Electric Companies (.8%)
     250,000   Wisconsin Power & Light (U.S. Dollar)............   7.000%  06/15/07      242,941
    Metal Fabrication (.4%)
     140,000   American Standard (Euro).........................   7.125%  06/01/06      139,912
    Retail (.8%)
     250,000   Wal-Mart Stores, Inc. (U.S. Dollar)..............   6.875%  08/10/09      243,365
    Shipping (.9%)
     300,000   Enron Corporation (Euro).........................   4.375%  04/08/05      282,207
    Telecommunication (1.0%)
     200,000   AT&T Corporation (U.S. Dollar)...................   5.625%  03/15/04      189,250
      90,000   NTL Inc (British Steling Pound)..................   9.500%  04/01/08      142,585
    U.S. Government and Agencies Obligations (18.3%)
     595,995   FHLMC (U.S. Dollar)..............................   6.500%  06/01/29      562,134
     230,276   FHLMC (U.S. Dollar)..............................   6.500%  05/01/13      223,970
     693,000   FNMA (Australian Dollar).........................   6.375%  08/15/07      427,252
     248,951   FNMA (U.S. Dollar)...............................   6.000%  11/15/29      227,920
     200,000   FNMA (U.S. Dollar)...............................   6.500%  08/15/04      197,235
      99,597   FNMA (U.S. Dollar)...............................   6.500%  08/01/14       96,649
     200,000   FNMA (U.S. Dollar)...............................   6.625%  09/15/09      194,030
     148,434   FNMA (U.S. Dollar)...............................   7.000%  10/01/14      146,818
     442,792   FNMA (U.S. Dollar)...............................   7.000%  02/01/29      426,429
     249,763   FNMA (U.S. Dollar)...............................   7.000%  11/15/29      241,558
     199,840   FNMA (U.S. Dollar)...............................   7.000%  11/15/29      193,275
     149,881   GNMA (U.S. Dollar)...............................   7.500%  10/15/29      148,320
     149,848   GNMA (U.S. Dollar)...............................   8.000%  10/15/29      151,456
     600,000   U.S. Treasury Bond (U.S. Dollar).................   6.000%  08/15/09      581,250
     900,000   U.S. Treasury Bond (U.S. Dollar).................   6.125%  08/15/29      857,502
     500,000   U.S. Treasury Bond (U.S. Dollar).................   6.625%  03/31/02      503,438
     470,000   U.S. Treasury Note (U.S. Dollar).................   6.000%  02/15/26      429,876
     250,000   U.S. Treasury Note (U.S. Dollar).................   6.875%  05/15/06      254,248
                                                                                     -----------
                                                                                       8,039,609
                                                                                     -----------
               Total long-term debt securities (cost: $30,960,554).................   29,930,580
                                                                                     -----------

              See accompanying notes to investments in securities.

                                                           GLOBAL BOND PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL(B)                                                                          VALUE(A)
------------                                                                         -----------
SHORT-TERM SECURITIES (2.6%)
    Turkey (.8%)
100,000,000,000 Turkey Government (Turkish Lira) (c)............. 96.680%  03/15/00  $   158,657
67,000,000,000 Turkey Government (Turkish Lira) (c).............  97.010%  02/09/00      114,695
                                                                                     -----------
                                                                                         273,352
                                                                                     -----------
    United States (1.8%)
     578,993   Provident Institutional Funds--TempFund Portfolio, (U.S. Dollar)          578,993
                current rate 5.480%................................................
                                                                                     -----------
               Total short-term securities (cost: $948,984)........................      852,345
                                                                                     -----------
               Total investments in securities (cost: $31,909,538) (d).............  $30,782,925
                                                                                     ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $31,958,025. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........   $245,014
      Gross unrealized depreciation..........   (1,420,114)
                                                --------
      Net unrealized depreciation............   $(1,175,100)
                                                ========

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
COMMON STOCK (97.5%)
  BASIC MATERIALS (4.7%)
    Agriculture Products (.1%)
     500   NCO Group, Inc. (b)..............................  $    15,062
                                                              -----------
    Chemicals (2.2%)
     600   A. Schulman, Inc.................................        9,787
   3,550   Airgas, Inc. (b).................................       33,725
     800   Albemarle Corporation............................       15,350
   1,200   Cabot Corporation................................       24,450
   2,124   CK Witco Corporation.............................       28,411
     800   Cytec Industries, Inc. (b).......................       18,500
   1,200   Dexter Corporation...............................       47,700
   1,500   Ethyl Corporation................................        5,906
     600   Ferro Corporation................................       13,200
   1,300   Georgia Gulf.....................................       39,569
     600   H.B. Fuller Company..............................       33,562
   3,875   IMC Global, Inc..................................       63,453
   1,000   Lubrizol Corporation.............................       30,875
   2,000   Lyondell Chemical Company........................       25,500
   2,800   M.A. Hanna Company...............................       30,625
   1,100   Minerals Technologies, Inc.......................       44,069
     800   Olin Corporation.................................       15,850
   1,900   RPM, Inc.........................................       19,356
   2,000   Solutia, Inc.....................................       30,875
     600   Wellman, Inc.....................................       11,175
                                                              -----------
                                                                  541,938
                                                              -----------
    Construction (.6%)
   1,400   Martin Marietta Materials........................       57,400
     700   Southdown........................................       36,137
   1,200   USG Corporation..................................       56,550
                                                              -----------
                                                                  150,087
                                                              -----------
    Iron and Steel (.4%)
   2,000   AK Steel Holding Corporation.....................       37,750
     200   Cleveland-Cliffs, Inc............................        6,225
     500   Oregon Steel Mills, Inc..........................        3,969
     400   Ryerson Tull, Inc................................        7,775
   2,300   UCAR International (b)...........................       40,969
                                                              -----------
                                                                   96,688
                                                              -----------
    Paper and Forest (1.4%)
   1,150   Bowater, Inc.....................................       62,459
     400   Chesapeake Corporation...........................       12,200
   2,050   Consolidated Papers, Inc.........................       65,216
   1,500   Georgia-Pacific Corporation......................       36,937
   2,900   Longview Fibre Company...........................       41,325
     700   P.H. Glatfelter Company..........................       10,194
     500   Raynoier, Inc....................................       24,156
   2,750   Sonoco Products Company..........................       62,562
   2,800   Wausau-Mosinee Paper Corporation.................       32,725
                                                              -----------
                                                                  347,774
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  CAPITAL GOODS (5.7%)
    Aerospace/Defense (.2%)
     600   Cordant Technologies, Inc........................  $    19,800
     400   Precision Castparts Corporation..................       10,500
     600   Sequa Corporation (b)............................       32,362
                                                              -----------
                                                                   62,662
                                                              -----------
    Electrical Equipment (2.9%)
   4,750   American Power Conversion Corporation (b)........      125,281
   1,200   Diebold..........................................       28,200
   1,200   Hubbell, Inc.....................................       32,700
   4,250   MagneTek, Inc. (b)...............................       32,672
   1,400   Sanmina Corporation (b)..........................      139,825
   1,850   SCI Systems, Inc. (b)............................      152,047
   2,250   Symbol Technologies..............................      143,016
   2,050   Vishay Intertechnology, Inc. (b).................       64,831
                                                              -----------
                                                                  718,572
                                                              -----------
    Engineering/Construction (.4%)
   2,100   Granite Construction, Inc........................       38,719
     500   Jacobs Engineering Group.........................       16,250
     600   Newport News Shipbuilding, Inc...................       16,500
   1,900   Varco International, Inc.........................       19,356
                                                              -----------
                                                                   90,825
                                                              -----------
    Machinery (.5%)
   1,100   Agco Corporation.................................       14,781
     600   Hanover Compressor Company.......................       22,650
     600   Kaydon Corporation...............................       16,087
   1,500   Kennametal, Inc..................................       50,437
     400   Tecumseh Products Company........................       18,875
                                                              -----------
                                                                  122,830
                                                              -----------
    Manufacturing (1.2%)
   1,900   Ametek, Inc......................................       36,219
     500   Carlisle Companies, Inc..........................       18,000
     800   Federal Signal Corporation.......................       12,850
   2,300   Flowserve Corporation............................       39,100
   1,000   Nordson Corporation..............................       48,250
   1,600   Pentair, Inc.....................................       61,600
     200   Stewart & Stevenson Services.....................        2,369
     700   Teleflex, Inc....................................       21,919
     800   Trinity Industries...............................       22,750
     700   York International Corporation...................       19,206
                                                              -----------
                                                                  282,263
                                                              -----------
    Metal Fabrication ( -- )
     100   Maxxam, Inc. (b).................................        4,287
                                                              -----------
    Office Equipment (.5%)
   1,400   Herman Miller, Inc...............................       32,200
   1,100   Hon Industries...................................       24,131
   1,500   Standard Register................................       29,062
   2,100   Wallace Computer Services, Inc...................       34,912
                                                              -----------
                                                                  120,305
                                                              -----------

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  COMMUNICATION SERVICES (2.1%)
    Telecommunication (.4%)
   2,550   Comsat Corporation...............................  $    50,681
     800   Polycom, Inc. (b)................................       50,950
                                                              -----------
                                                                  101,631
                                                              -----------
    Telephone (1.7%)
   6,200   Broadwing, Inc. (b)..............................      228,625
   1,500   Telephone and Data Systems, Inc..................      189,000
                                                              -----------
                                                                  417,625
                                                              -----------
  CONSUMER CYCLICAL (13.4%)
    Auto (1.5%)
     500   Arvin Industries, Inc............................       14,187
   1,200   Bandag, Inc......................................       30,000
     500   Borg-Warner Automotive, Inc......................       20,250
   1,500   Federal Mogul Corporation........................       30,187
     700   Harsco Corporation...............................       22,225
   1,725   Lear Corporation (b).............................       55,200
     900   Mark IV Industries, Inc..........................       15,919
   1,200   Meritor Automotive, Inc..........................       23,250
   1,600   Modine Manufacturing Company.....................       40,000
   1,000   SPX Corporation (b)..............................       80,812
   1,600   Superior Industries International................       42,900
                                                              -----------
                                                                  374,930
                                                              -----------
    Building Materials (.4%)
   1,500   American Standard Companies......................       68,812
   2,550   Clayton Homes....................................       23,428
                                                              -----------
                                                                   92,240
                                                              -----------
    Construction (.1%)
     700   Lancaster Colony Corporation.....................       23,187
                                                              -----------
    Houseware (.1%)
     900   Furniture Brands International, Inc. (b).........       19,800
                                                              -----------
    Leisure (1.8%)
   3,375   Callaway Golf Company............................       59,695
   1,700   Gtech Holdings Corporation (b)...................       37,400
   3,875   Harley-Davidson, Inc.............................      248,242
   1,700   International Game Technology....................       34,531
   1,700   Premier Parks Inc. (b)...........................       49,087
                                                              -----------
                                                                  428,955
                                                              -----------
    Publishing (1.8%)
   3,450   A.H. Belo........................................       65,766
     500   Banta Corporation................................       11,281
   1,300   Harte-Hanks, Inc.................................       28,275
     500   Houghton Mifflin Company.........................       21,094
     700   Lee Enterprises..................................       22,356
     900   Media General, Inc...............................       46,800
   2,350   Reader's Digest Association......................       68,737
     900   Scholastic Corporation (b).......................       55,969
     200   Washington Post..................................      111,175
                                                              -----------
                                                                  431,453
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  CONSUMER CYCLICAL--CONTINUED
    Retail (4.5%)
   2,200   Abercrombie & Fitch Company (b)..................  $    58,712
   1,200   American Eagle Outfitters, Inc. (b)..............       54,000
   1,200   Barnes and Noble, Inc. (b).......................       24,750
   1,750   BJ's Wholesale Club, Inc. (b)....................       63,875
   1,900   Borders Group, Inc. (b)..........................       30,519
   1,100   CDW Computer Centers, Inc. (b)...................       86,487
     900   Claire's Stores, Inc.............................       20,137
   5,100   CompUSA, Inc. (b)................................       26,137
   1,450   Dollar Tree Stores, Inc. (b).....................       70,234
   4,400   Family Dollar Stores.............................       71,775
     700   Fastenal Company.................................       31,456
   6,300   Heilig-Meyers Company............................       17,325
     700   Lands' End, Inc. (b).............................       24,325
   2,750   Micro Warehouse, Inc. (b)........................       50,875
   7,150   Officemax (b)....................................       39,325
     600   Payless Shoesource, Inc. (b).....................       28,200
   3,325   Ross Stores, Inc.................................       59,642
   3,428   Saks, Inc. (b)...................................       53,348
     900   Tech Data Corporation (b)........................       24,412
   1,200   The Neiman Marcus Group, Inc. (b)................       33,525
   2,000   Tiffany & Company................................      178,500
   1,250   Williams-Sonoma, Inc. (b)........................       57,500
                                                              -----------
                                                                1,105,059
                                                              -----------
    Service (2.2%)
   2,000   Acxiom Corporation...............................       48,000
   1,400   Apollo Group, Inc. (b)...........................       28,087
   3,500   Convergy's Corporation (b).......................      107,625
   1,600   DeVry, Inc. (b)..................................       29,800
   2,250   Mandalay Resort Group (b)........................       45,281
     800   Navigant Consulting, Inc. (b)....................        8,700
     100   NCH Corporation..................................        4,456
   6,650   Park Place Entertainment Corporation (b).........       83,125
   2,200   Pittston Company.................................       48,400
   2,100   Rollins, Inc.....................................       31,500
   1,000   Sotheby's Holdings...............................       30,000
   2,400   Viad.............................................       66,900
                                                              -----------
                                                                  531,874
                                                              -----------
    Textiles (1.0%)
     900   Burlington Industries (b)........................        3,600
   2,650   Jones Apparel Group, Inc. (b)....................       71,881
   1,100   Mohawk Industries, Inc. (b)......................       29,012
   3,800   Shaw Industries..................................       58,662
   3,500   Unifi, Inc. (b)..................................       43,094
   1,000   Warnaco Group....................................       12,312
   1,000   Westpoint Stevens, Inc...........................       17,500
                                                              -----------
                                                                  236,061
                                                              -----------
  CONSUMER STAPLES (9.7%)
    Beverage (.2%)
   3,100   Whitman Corporation..............................       41,656
                                                              -----------

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  CONSUMER STAPLES--CONTINUED
    Broadcasting (2.5%)
   2,000   A.C. Nielsen Corporation (b).....................  $    49,250
     868   Chris-Craft Industries, Inc. (b).................       62,605
   1,400   Hispanic Broadcasting Corporation (b)............      129,106
   2,600   Univision Communications, Inc. (b)...............      265,688
   1,425   Westwood One, Inc. (b)...........................      108,300
                                                              -----------
                                                                  614,949
                                                              -----------
    Entertainment (.3%)
   1,300   International Speedway Corporation...............       65,487
                                                              -----------
    Food (1.5%)
     700   Dean Foods Company...............................       27,825
   1,000   Dole Foods Company...............................       16,250
   2,000   Dreyer's Grand Ice Cream, Inc....................       34,000
   3,500   Flowers Industries...............................       55,781
   1,600   Hormel Foods Corporation.........................       65,000
   2,200   IBP, Inc.........................................       39,600
   1,200   Interstate Bakeries..............................       21,750
   2,700   Lance, Inc.......................................       27,000
   2,200   McCormick & Company, Inc.........................       65,450
     900   Universal Foods..................................       18,337
     700   Vlasic Foods International (b)...................        3,981
                                                              -----------
                                                                  374,974
                                                              -----------
    Food & Health (.3%)
   1,400   International Multifoods Corporation.............       18,550
     600   Suiza Foods Corporation (b)......................       23,775
   2,350   U.S. Foodservice (b).............................       39,362
                                                              -----------
                                                                   81,687
                                                              -----------
    Household Products (.5%)
     900   Blyth Industries, Inc. (b).......................       22,106
   1,750   Church & Dwight Company, Inc.....................       46,703
   2,450   Dial Corporation.................................       59,566
                                                              -----------
                                                                  128,375
                                                              -----------
    Personal Care (.1%)
     800   Carter Wallace, Inc..............................       14,350
   1,300   Perrigo Company (b)..............................       10,400
                                                              -----------
                                                                   24,750
                                                              -----------
    Restaurants (1.0%)
   1,200   Brinker International, Inc. (b)..................       28,800
   3,100   Buffets, Inc. (b)................................       31,000
   3,350   CBRL Group, Inc..................................       32,505
     600   Lone Star Steakhouse & Saloon, Inc. (b)..........        5,353
   1,350   Outback Steakhouse, Inc. (b).....................       35,016
     500   Papa John's International, Inc. (b)..............       13,031
   4,500   Starbucks Corporation (b)........................      109,125
                                                              -----------
                                                                  254,830
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  CONSUMER STAPLES--CONTINUED
    Retail (.7%)
     900   Hannaford Brothers Mortgage Company..............  $    62,381
   1,800   Ruddick..........................................       27,900
   5,000   Tyson Foods, Inc.................................       81,250
                                                              -----------
                                                                  171,531
                                                              -----------
    Service (2.3%)
   2,650   Cintas...........................................      140,781
   4,850   Concord EFS, Inc. (b)............................      124,887
     600   Kelly Services...................................       15,075
   1,900   Manpower.........................................       71,487
   1,700   Modis Professional Services, Inc. (b)............       24,225
   3,700   Ogden Corporation................................       44,169
   3,900   Olsten Corporation...............................       44,119
   2,150   Robert Half International (b)....................       61,409
   2,750   Sylvan Learning Systems, Inc. (b)................       35,750
                                                              -----------
                                                                  561,902
                                                              -----------
    Tobacco (.3%)
   2,800   R.J. Reynolds Tobacco Holdings, Inc..............       49,350
     600   Universal Corporation............................       13,687
                                                              -----------
                                                                   63,037
                                                              -----------
  ENERGY (4.6%)
    Oil ( -- )
   1,374   Pennzoil-Quaker State Company....................       14,000
                                                              -----------
    Oil & Gas (4.6%)
   2,150   BJ Services (b)..................................       89,897
   1,850   Devon Energy Corporation.........................       60,819
   3,600   Ensco International..............................       82,350
   4,000   Global Marine (b)................................       66,500
   1,300   Helmerich & Payne................................       28,356
   2,500   Kinder Morgan, Inc...............................       50,469
   1,300   Murphy Oil.......................................       74,587
   3,375   Nabors Industries (b)............................      104,414
   1,000   Noble Affiliates, Inc............................       21,437
   3,400   Noble Drilling Corporation (b)...................      111,350
   2,900   Ocean Energy, Inc. (b)...........................       22,475
   5,550   Pioneer Natural Resources (b)....................       49,603
   5,600   Santa Fe Snyder Corporation (b)..................       44,800
   1,250   Smith International, Inc. (b)....................       62,109
   1,950   Tidewater........................................       70,200
   2,500   Ultramar Diamond Shamrock Corporation............       56,719
   1,000   Valero Energy Corporation........................       19,875
   2,535   Weatherford International, Inc. (b)..............      101,242
                                                              -----------
                                                                1,117,202
                                                              -----------
  FINANCIAL (11.3%)
    Banks (5.1%)
   1,775   Associated Banc-Corp.............................       60,794
   1,450   CCB Financial Corporation........................       63,166

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  FINANCIAL--CONTINUED
     800   City National Corporation........................  $    26,350
   3,000   Compass Bancshares, Inc..........................       66,937
   4,750   First Security Corporation.......................      121,273
   3,725   First Tennessee National Corporation.............      106,162
   1,500   First Virginia Banks, Inc........................       64,500
   2,100   FirstMerit Corporation...........................       48,300
   4,850   Hibernia Corporation.............................       51,531
   2,475   Keystone Financial, Inc..........................       52,130
   2,700   Marshall & Ilsley Corporation (b)................      169,594
   2,000   Mercantile Bankshares Corporation................       63,875
   2,500   National Commerce Bancorporation.................       56,719
   1,400   Pacific Century Financial Corporation............       26,162
     800   Provident Financial Group........................       28,700
   2,450   TCF Financial Corporation........................       60,944
     700   Westamerica Bancorporation.......................       19,556
     600   Wilmington Trust Corporation.....................       28,950
   2,000   Zions Bancorporation.............................      118,375
                                                              -----------
                                                                1,234,018
                                                              -----------
    Commercial Finance (.5%)
   1,450   Finova Finance Trust.............................       51,475
   3,850   North Fork Bancorporation........................       67,375
                                                              -----------
                                                                  118,850
                                                              -----------
    Finance--Diversified (1.0%)
   2,100   Ambac Financial Group............................      109,594
   2,800   MCN Financing....................................       66,500
   1,350   The PMI Group (b)................................       65,897
                                                              -----------
                                                                  241,991
                                                              -----------
    Insurance (2.1%)
   1,500   Allmerica Financial Corporation..................       83,438
   1,100   American Financial Group.........................       29,013
     900   Everest Reinsurance Holdings.....................       20,081
   2,200   Horace Mann Educators Corporation................       43,175
   1,200   HSB Group........................................       40,575
   1,650   Ohio Casualty Corporation........................       26,503
   2,450   Old Republic Corporation.........................       33,381
   1,500   Protective Life Corporation......................       47,719
   2,700   Reliastar Financial..............................      105,806
   2,000   Unitrin, Inc.....................................       75,250
                                                              -----------
                                                                  504,941
                                                              -----------
    Investment Bankers/Brokers (1.3%)
   2,275   A.G. Edwards.....................................       72,942
   6,100   E*TRADE Group, Inc. (b)..........................      159,363
   1,500   Investment Technology Group, Inc.................       43,125
   1,300   Legg Mason, Inc..................................       47,125
                                                              -----------
                                                                  322,555
                                                              -----------
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  FINANCIAL--CONTINUED
    Savings and Loans (1.3%)
   1,000   Astoria Financial Corporation....................  $    30,438
   4,765   Charter One Financial, Inc. (b)..................       91,131
   3,600   Dime Bancorp.....................................       54,450
   2,900   Greenpoint Financial Corporation.................       69,056
   5,250   Sovereign Bancorp, Inc...........................       39,129
   1,000   Webster Financial Corporation....................       23,563
                                                              -----------
                                                                  307,767
                                                              -----------
  HEALTH CARE (10.7%)
    Biotechnology (2.6%)
   3,725   Biogen, Inc. (b).................................      314,763
   2,175   Genzyme Corporation (b)..........................       97,875
   1,525   Gilead Sciences, Inc. (b)........................       82,541
   1,100   Millennium Pharmaceuticals, Inc. (b).............      134,200
                                                              -----------
                                                                  629,379
                                                              -----------
    Drugs (3.5%)
   2,400   Bergen Brunswig Corporation......................       19,950
   4,900   Chiron Corporation (b)...........................      207,638
   2,150   Forest Laboratories (b)..........................      132,091
   1,400   ICN Pharmaceuticals, Inc.........................       35,438
   1,725   MedImmune, Inc. (b)..............................      286,134
   3,700   Mylan Laboratories...............................       93,194
     800   Sepracor, Inc. (b)...............................       79,350
                                                              -----------
                                                                  853,795
                                                              -----------
    Health Care--Diversified (.4%)
   2,700   Ivax Corporation (b).............................       69,525
   4,300   Quorum Health Group (b)..........................       40,044
                                                              -----------
                                                                  109,569
                                                              -----------
    Hospital Management (.6%)
   6,150   Health Management Associates, Inc. (b)...........       82,256
   1,200   Pacificare Health Systems, Inc. (b)..............       63,600
                                                              -----------
                                                                  145,856
                                                              -----------
    Managed Care (.7%)
   1,800   Beverly Enterprises (b)..........................        7,875
   1,000   Express Scripts, Inc. (b)........................       64,000
     900   First Healthcare Group Corporation (b)...........       24,188
   2,200   Foundation Health Systems (b)....................       21,863
   1,400   Oxford Health Plan, Inc. (b).....................       17,763
   1,400   Trigon Healthcare Corporation (b)................       41,300
                                                              -----------
                                                                  176,989
                                                              -----------
    Medical Products/Supplies (2.5%)
   2,200   Acuson Corporation (b)...........................       27,638
     900   DENTSPLY International, Inc......................       21,263
   1,600   Hillenbrand Industries, Inc......................       50,700
   1,000   Lincare Holdings, Inc. (b).......................       34,688
     700   MiniMed Inc. (b).................................       51,275
   4,300   PSS World Medical, Inc. (b)......................       40,581

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  HEALTH CARE--CONTINUED
   2,775   Stryker Corporation..............................  $   193,209
   2,250   Sybron International Corporation (b).............       55,547
   4,700   Total Renal Care Holdings, Inc. (b)..............       31,431
   1,800   VISX, Inc. (b)...................................       93,150
                                                              -----------
                                                                  599,482
                                                              -----------
    Special Services (.4%)
   2,150   Apria Healthcare Group, Inc. (b).................       38,566
   2,200   Omnicare, Inc....................................       26,400
   2,300   Steris Corporation (b)...........................       23,719
                                                              -----------
                                                                   88,685
                                                              -----------
  TECHNOLOGY (25.8%)
   1,350   Adtran Incorporated (b)..........................       69,441
     900   Affiliated Computer Services, Inc. (b)...........       41,400
   5,100   Altera Corporation (b)...........................      252,769
   2,375   Arrow Electronics, Inc. (b)......................       60,266
   5,150   Atmel Corporation (b)............................      152,247
   1,200   Avnet, Inc.......................................       72,600
     500   Beckman Coulter, Inc.............................       25,438
   6,225   Cadence Design Systems, Inc. (b).................      149,400
   1,100   Cambridge Tech Partners, Inc. (b)................       28,875
   3,500   Cirrus Logic, Inc. (b)...........................       46,594
   3,900   Comdisco, Inc....................................      145,275
   2,825   Cypress Semiconductor Corporation (b)............       91,459
   1,875   DST Systems, Inc. (b)............................      143,086
   1,500   Electronic Arts, Inc. (b)........................      126,000
   3,050   Fiserv (b).......................................      116,853
   3,000   Gartner Group, Inc. (b)..........................       41,438
   1,900   Harris Corporation...............................       50,706
     700   Imation (b)......................................       23,494
   5,150   Informix Corporation (b).........................       58,903
   3,100   Integrated Device Technology (b).................       89,900
   5,000   Intuit, Inc. (b).................................      299,688
   2,400   Jabil Circuit, Inc. (b)..........................      175,200
   1,700   Keane, Inc. (b)..................................       53,975
   2,000   Legato Systems, Inc. (b).........................      137,625
   3,950   Linear Technology Corporation....................      282,672
   1,200   Litton Industries, Inc. (b)......................       59,850
   7,050   Maxim Integrated Products (b)....................      332,672
   4,100   Mentor Graphics (b)..............................       54,069
   1,350   Microchip Technology, Inc. (b)...................       92,391
   2,200   NCR Corporation..................................       83,325
   3,600   Network Associates (b)...........................       96,075
   2,350   Nova Corporation (b).............................       74,172
   1,000   Novellus Systems, Inc. (b).......................      122,531
   1,900   Policy Management Systems (b)....................       48,569
     925   QLogic Corporation (b)...........................      147,884
   4,400   Quantum Corporation (b)..........................       66,550
   2,300   Rational Software Corporation (b)................      112,988
   1,400   Reynolds & Reynolds..............................       31,500
   1,800   Sensormatic Eletronics Corporation (b)...........       31,388
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  TECHNOLOGY--CONTINUED
   4,925   Siebel Systems, Inc. (b).........................  $   413,700
   2,200   Sterling Commerce, Inc. (b)......................       74,938
   2,075   Sterling Software, Inc. (b)......................       65,363
   1,800   Storage Technology (b)...........................       33,188
   2,300   Structural Dynamics Research (b).................       29,325
   2,650   Sungard Data Systems (b).........................       62,938
     900   Sykes Enterprises, Inc. (b)......................       39,488
   1,700   Symantec (b).....................................       99,663
   1,750   Synopsys, Inc. (b)...............................      116,813
   1,600   Transaction Systems Architects, Inc (b)..........       44,800
   6,625   VERITAS Software Corporation (b).................      948,203
   3,650   Vitesse Semiconductor Corporation (b)............      191,397
   1,300   Waters Corporation (b)...........................       68,900
                                                              -----------
                                                                6,277,984
                                                              -----------
  TRANSPORTATION (1.6%)
    Air Freight (.2%)
   2,275   Airborne Freight Corporation.....................       50,050
                                                              -----------
    Airlines (.1%)
   1,000   Alaska Air Group, Inc. (b).......................       35,125
                                                              -----------
    Railroads (.3%)
     900   GATX Corporation.................................       30,375
   2,900   Wisconsin Central Transport (b)..................       38,969
                                                              -----------
                                                                   69,344
                                                              -----------
    Shipping (.7%)
     800   Alexander & Baldwin, Inc.........................       18,250
   1,300   CheckFree Holdings Corporation (b)...............      135,850
   1,000   Overseas Shipholding Group, Inc..................       14,813
                                                              -----------
                                                                  168,913
                                                              -----------
    Transport Services (.1%)
   1,100   Swift Transportation Company (b).................       19,388
                                                              -----------
    Trucking (.2%)
     400   Arnold Industries, Inc...........................        5,625
     900   CNF Transportation...............................       31,050
     600   JB Hunt Transport Services.......................        8,306
                                                              -----------
                                                                   44,981
                                                              -----------
  UTILITIES (7.9%)
    Electric Companies (5.9%)
   2,500   Allegheny Energy, Inc............................       67,344
   2,400   Alliant Energy Corporation.......................       66,000
   1,400   Black Hills Corporation..........................       31,063
   1,200   Cleco Corporation................................       38,475
   1,725   CMP Group, Inc...................................       47,545
   1,600   Conectiv, Inc....................................       26,900
   4,200   DPL, Inc.........................................       72,713
   1,600   DQE, Inc.........................................       55,400
   2,650   Energy East Corporation..........................       55,153
   1,675   Hawaiian Electric Industries.....................       48,366
     700   IDA Corporation, Inc.............................       18,769

              See accompanying notes to investments in securities.

                                                     INDEX 400 MID-CAP PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  UTILITIES--CONTINUED
   2,050   Illinova Corporation.............................  $    71,238
   1,500   Ipalco Enterprises, Inc..........................       25,594
   1,100   Kansas City Power & Light........................       24,269
   2,900   LG&E Energy Corporation..........................       50,569
   1,300   Minnesota Power, Inc.............................       22,019
   2,800   Montana Power Company............................      100,975
   1,300   New England Electric System......................       67,275
   3,300   NiSource, Inc....................................       58,988
   3,100   Northeast Utilities..............................       63,744
   1,400   OGE Energy Corporation...........................       26,600
   3,100   Potomac Electric Power Company...................       71,106
   2,100   Public Service Company of New Mexico.............       34,125
   1,500   Puget Sound Energy, Inc..........................       29,063
   2,300   Scana Corporation................................       61,813
   1,400   Sierra Pacific Resources.........................       24,238
   3,500   Teco Energy......................................       64,969
   3,150   Utilicorp United, Inc............................       61,228
   2,700   Wisconsin Energy.................................       51,975
                                                              -----------
                                                                1,437,516
                                                              -----------
    Natural Gas (.8%)
   1,000   AGL Resources, Inc...............................       17,000
   3,100   Keyspan Energy Corporation.......................       71,881
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        -----------
  UTILITIES--CONTINUED
   1,300   National Fuel Gas Company........................  $    60,450
   1,500   Questar Corporation..............................       22,500
     800   Washington Gas Light.............................       22,000
                                                              -----------
                                                                  193,831
                                                              -----------
    Power Products--Industrial (1.0%)
   1,500   Calpine Corporation (b)..........................       96,000
   1,701   Indiana Energy, Inc..............................       30,193
   1,450   MidAmerican Energy Holdings Company..............       48,847
   1,550   NSTAR............................................       62,775
                                                              -----------
                                                                  237,815
                                                              -----------
    Water Utilities (.2%)
   2,600   American Water Works, Inc........................       55,250
                                                              -----------
Total common stock (cost: $21,491,652)......................   23,754,562
                                                              -----------
DEPOSITORY RECEIPT (1.8%)
   5,290   S&P Mid-Cap 400 Depository Receipts..............      429,151
                                                              -----------
Total depository receipt (cost: $403,035)...................      429,151
                                                              -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (1.3%)
$326,465    Provident Institutional Funds--TempFund Portfolio, current rate            326,465
             5.480%..............................................................
                                                                                   -----------
            Total short-term securities (cost: $326,465).........................      326,465
                                                                                   -----------
            Total investments in securities (cost: $22,221,152) (c)..............  $24,510,178
                                                                                   ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At December 31, 1999 the cost of securities for federal income tax purposes was $22,494,936. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $ 4,564,193
      Gross unrealized depreciation..........   (2,548,951)
                                               -----------
      Net unrealized appreciation............  $ 2,015,242
                                               ===========

MACRO-CAP VALUE PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                                   MARKET
SHARES                                                                            VALUE(A)
------                                                                           -----------
COMMON STOCK (94.3%)
  BASIC MATERIALS (7.5%)
    Aluminum (--)
   100  Reynolds Metals Company................................................  $     7,662
                                                                                 -----------
    Chemicals (3.4%)
10,600  Monsanto Company (b)...................................................      377,625
 9,700  Rohm and Haas Company (b)..............................................      394,669
                                                                                 -----------
                                                                                     772,294
                                                                                 -----------
    Iron and Steel (1.1%)
 5,100  Allegheny Teledyne, Inc. (b)...........................................      114,431
 4,200  USX--U.S. Steel Group, Inc.............................................      138,600
                                                                                 -----------
                                                                                     253,031
                                                                                 -----------
    Paper and Forest (3.0%)
 1,800  Bowater, Inc. (b)......................................................       97,762
 2,100  Kimberly Clark Corporation.............................................      137,025
11,497  Smurfit-Stone Container Corporation (b)................................      281,676
 2,500  Temple-Inland, Inc. (b)................................................      164,844
                                                                                 -----------
                                                                                     681,307
                                                                                 -----------
  CAPITAL GOODS (7.5%)
    Aerospace/Defense (1.0%)
 3,800  Honeywell International, Inc...........................................      219,212
                                                                                 -----------
    Electrical Equipment (2.6%)
 3,300  Cooper Cameron Corp....................................................      161,494
 4,300  Cooper Industries, Inc. (b)............................................      173,881
 1,600  General Electric Company...............................................      247,600
                                                                                 -----------
                                                                                     582,975
                                                                                 -----------
    Machinery (.5%)
 2,800  Deere & Company........................................................      121,450
                                                                                 -----------
    Manufacturing (2.7%)
15,832  Tyco International Ltd. (c)............................................      615,469
                                                                                 -----------
    Waste Management (.7%)
 5,900  Republic Services, Inc. (b)............................................       84,812
 4,755  Waste Management, Inc..................................................       81,727
                                                                                 -----------
                                                                                     166,539
                                                                                 -----------
  COMMUNICATION SERVICES (7.2%)
    Telecommunication (2.5%)
 1,100  Level 3 Communications, Inc. (b).......................................       90,062
 7,928  MCI Worldcom, Inc......................................................      420,653
   600  Sprint Corporation (b).................................................       61,500
                                                                                 -----------
                                                                                     572,215
                                                                                 -----------
    Telephone (4.7%)
 5,700  AT&T Corporation (b)...................................................      289,275
 1,400  Bell Atlantic Corporation..............................................       86,187
 2,600  Global Crossing Ltd....................................................      130,000
 3,300  GTE Corporation........................................................      232,856
 6,806  SBC Communications, Inc................................................      331,792
                                                                                 -----------
                                                                                   1,070,110
                                                                                 -----------
  CONSUMER CYCLICAL (8.9%)
    Auto (.5%)
 3,700  Lear Corporation.......................................................      118,400
                                                                                 -----------
                                                                                   MARKET
SHARES                                                                            VALUE(A)
------                                                                           -----------
  CONSUMER CYCLICAL--CONTINUED
    Broadcasting (1.5%)
 5,800  AT&T Corporation--Liberty Media Group..................................  $   329,150
                                                                                 -----------
    Leisure (.9%)
 4,200  International Game Technology..........................................       85,312
 9,700  Mattel, Inc............................................................      127,312
                                                                                 -----------
                                                                                     212,624
                                                                                 -----------
    Retail (4.2%)
 4,400  Abercrombie & Fitch Company............................................      117,425
 1,800  Circuit City Stores, Inc. (b)..........................................       81,112
 3,700  Federated Department Stores............................................      187,081
 2,200  Gap, Inc. (b)..........................................................      101,200
 7,400  TJX Companies, Inc.....................................................      151,238
 4,500  Wal-Mart Stores, Inc...................................................      311,063
                                                                                 -----------
                                                                                     949,119
                                                                                 -----------
    Service (1.0%)
 8,070  Cendant Corporation....................................................      214,359
                                                                                 -----------
    Textiles (.8%)
 6,600  Jones Apparel Group, Inc. (b)..........................................      179,025
                                                                                 -----------
  CONSUMER STAPLES (8.1%)
    Beverage (2.3%)
 4,900  PepsiCo, Inc...........................................................      172,725
 6,500  Seagram Company, Ltd. (c)..............................................      292,094
 1,000  The Coca-Cola Company..................................................       58,250
                                                                                 -----------
                                                                                     523,069
                                                                                 -----------
    Entertainment (1.2%)
 6,900  News Corporation Ltd. ADR (c)..........................................      263,925
                                                                                 -----------
    Household Products (3.0%)
 1,900  Clorox Company.........................................................       95,713
 5,400  Gillette Company (b)...................................................      222,413
 3,300  Procter & Gamble Company...............................................      361,556
                                                                                 -----------
                                                                                     679,682
                                                                                 -----------
    Tobacco (1.6%)
15,500  Philip Morris Companies, Inc...........................................      359,406
                                                                                 -----------
  ENERGY (5.8%)
    Oil (4.1%)
12,500  Conoco, Inc............................................................      310,938
 7,724  Exxon Corporation (b)..................................................      622,265
                                                                                 -----------
                                                                                     933,203
                                                                                 -----------
    Oil & Gas (1.7%)
 3,100  Shell Transport & Trading Company ADR (c)..............................      152,675
 8,700  Tosco Corporation......................................................      236,531
                                                                                 -----------
                                                                                     389,206
                                                                                 -----------
  FINANCIAL (14.1%)
    Banks (4.5%)
 6,107  Bank of America Corporation (b)........................................      306,495
 9,700  First Union Corporation (b)............................................      318,281
 7,200  KeyCorp (b)............................................................      159,300
 9,600  U.S. Bancorp...........................................................  $   228,600
                                                                                 -----------
                                                                                   1,012,676
                                                                                 -----------

              See accompanying notes to investments in securities.

                                                       MACRO-CAP VALUE PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                   MARKET
SHARES                                                                            VALUE(A)
------                                                                           -----------
  FINANCIAL--CONTINUED
    Consumer Finance (.5%)
 5,150  CIT Group, Inc. (b)....................................................      108,794
                                                                                 -----------
    Finance--Diversified (1.6%)
 4,700  Ambac Financial Group..................................................      245,281
 1,700  Federal National Mortgage Association..................................      106,144
                                                                                 -----------
                                                                                     351,425
                                                                                 -----------
    Insurance (5.1%)
 6,650  Aon Corporation........................................................      266,000
 5,300  Citigroup, Inc.........................................................      294,481
 1,800  Marsh & McLennen.......................................................      172,237
 7,439  Unum Corporation.......................................................      238,513
 3,300  Xl Capital Ltd. (c)....................................................      171,188
                                                                                 -----------
                                                                                   1,142,419
                                                                                 -----------
    Investment Bankers/Brokers (1.1%)
 2,500  The Goldman Sachs Group, Inc. (b)......................................      235,469
                                                                                 -----------
    Savings and Loans (1.3%)
 4,600  Dime Bancorp (b).......................................................       69,575
 8,200  Washington Mutual, Inc.................................................      213,200
                                                                                 -----------
                                                                                     282,775
                                                                                 -----------
  HEALTH CARE (6.3%)
    Drugs (4.5%)
 4,400  American Home Products Corporation (b).................................      173,525
 4,000  Bristol-Myers Squibb Company...........................................      256,750
 2,800  Eli Lilly & Company (b)................................................      186,200
 6,400  Forest Laboratories....................................................      393,200
                                                                                 -----------
                                                                                   1,009,675
                                                                                 -----------
    Health Care--Diversified (1.4%)
 3,700  Warner-Lambert Company.................................................      303,169
                                                                                 -----------
    Hospital Management (.4%)
 4,200  Tenet Healthcare Corporation...........................................       98,700
                                                                                 -----------
                                                                                   MARKET
SHARES                                                                            VALUE(A)
------                                                                           -----------
  TECHNOLOGY (25.2%)
 2,500  America Online, Inc....................................................  $   188,594
 1,000  Applied Materials, Inc.................................................      126,688
 1,500  BMC Software, Inc......................................................      119,906
 7,500  Cisco Systems, Inc.....................................................      803,438
 5,500  Compaq Computer Corporation............................................      148,844
 2,300  Dell Computer Corporation..............................................      117,300
 2,200  EMC Corporation........................................................      240,350
 6,800  Intel Corporation......................................................      559,725
 2,000  International Business Machines........................................      216,000
 4,520  Lucent Technologies, Inc...............................................      338,153
 9,300  Microsoft Corporation (b)..............................................    1,085,776
 2,300  Motorola, Inc..........................................................      338,675
 2,050  Oracle Corporation.....................................................      229,728
   600  Perkin-Elmer Corporation (b)...........................................       72,188
 3,200  Quantum Corporation....................................................       48,400
 1,700  Seagate Technology, Inc................................................       79,156
 8,700  Sun Microsystems, Inc. (b).............................................      673,706
 3,100  Texas Instruments, Inc. (b)............................................      300,313
                                                                                 -----------
                                                                                   5,686,940
                                                                                 -----------
  TRANSPORTATION (1.6%)
    Railroads (1.4%)
 7,300  Union Pacific Corporation..............................................      318,463
                                                                                 -----------
    Trucking (.2%)
   600  United Parcel Service, Inc.............................................       41,400
                                                                                 -----------
  UTILITIES (2.1%)
    Electric Companies (1.0%)
 3,000  DTE Energy Company.....................................................       94,125
 2,300  Northern States Power Company..........................................       44,850
 4,200  Pacific Gas & Electric Company.........................................       86,100
                                                                                 -----------
                                                                                     225,075
                                                                                 -----------
    Natural Gas (1.1%)
 3,900  Columbia Gas System, Inc...............................................      246,675
                                                                                 -----------
Total common stock (cost: $19,938,786).........................................   21,277,087
                                                                                 -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (5.3%)
$249,000    U.S. Treasury Bill...............................   4.480%   01/20/00      248,368
 956,000    U.S. Treasury Bill...............................   4.840%   01/13/00      954,191
                                                                                   -----------
            Total short-term securities (cost: $1,202,720).......................    1,202,559
                                                                                   -----------
            Total investments in securities (cost: $21,141,506) (d)..............  $22,479,646
                                                                                   ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 6.6% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $21,413,066. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


      Gross unrealized appreciation..........  $ 2,968,986
      Gross unrealized depreciation..........   (1,902,406)
                                               -----------
      Net unrealized appreciation............  $ 1,066,580
                                               ===========

MICRO-CAP GROWTH PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                          -----------
COMMON STOCK (82.4%)
  CAPITAL GOODS (1.4%)
    Machinery (1.4%)
    13,900   Kulicke & Soffa Industries, Inc. (b).............  $   591,619
                                                                -----------
  COMMUNICATION SERVICES (3.3%)
    Telecommunication (3.3%)
     8,200   CTC Communications Group, Inc. (b)...............      319,928
     4,500   Deltathree.com, Inc. (b).........................      115,875
     7,800   ECtel Ltd. (b)...................................      142,350
     8,200   ITC Deltacom, Inc. (b)...........................      226,525
     3,500   Metromedia Fiber Network (b).....................      167,781
     1,700   Polycom, Inc. (b)................................      108,269
     6,107   Viatel, Inc. (b).................................      327,488
                                                                -----------
                                                                  1,408,216
                                                                -----------
  CONSUMER CYCLICAL (12.0%)
    Auto (.2%)
     5,000   Lithia Motors, Inc. (b)..........................       89,375
                                                                -----------
    Leisure (2.0%)
    11,500   SCP Pool Corporation (b).........................      298,281
    15,000   Tweeter Home Entertainment (b)...................      532,500
                                                                -----------
                                                                    830,781
                                                                -----------
    Retail (5.0%)
     8,800   Accrue Software, Inc. (b)........................      476,300
     3,500   Electronics Boutique Holdings Corporation (b)....       63,000
     5,900   Fogdog, Inc. (b).................................       56,050
    11,700   iGo Corporation (b)..............................      106,031
     6,500   Kenneth Cole Productions (b).....................      297,375
     4,300   MotherNature.com, Inc. (b).......................       31,444
     5,100   Quiksilver, Inc. (b).............................       79,050
     9,000   ShopNow.com Inc. (b).............................      170,437
     6,800   Stamps.com, Inc. (b).............................      283,050
    23,500   Streamline.com, Inc. (b).........................      201,219
    27,500   The Good Guys, Inc. (b)(c).......................      256,094
     5,200   Ultimate Electronic, Inc. (b)....................      128,700
                                                                -----------
                                                                  2,148,750
                                                                -----------
    Service (4.8%)
     2,100   C-bridge Internet Solutions, Inc. (b)............      102,112
     7,500   ChiRex, Inc. (b).................................      109,687
     7,900   Coinstar, Inc. (b)...............................      110,600
     3,700   Direct Focus, Inc. (b)...........................      102,675
     5,900   Getty Images, Inc. (b)...........................      288,362
     7,200   MyPoints.com, Inc. (b)...........................      532,800
     2,600   Newgen Results Corporation (b)...................       27,462
     4,400   Pegasus Systems, Inc. (b)........................      265,375
     1,500   ReSource Phoenix.com, Inc. (b)...................       29,625
     3,500   The Corporate Executive Board Company (b)........      195,562
     5,600   The Management Network Group, Inc. (b)...........      182,700
     3,300   Xpedior, Inc. (b)................................       94,875
                                                                -----------
                                                                  2,041,835
                                                                -----------
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                          -----------
  CONSUMER STAPLES (3.5%)
    Broadcasting (2.2%)
    10,600   Cumulus Media, Inc. (b)..........................  $   537,950
    13,600   Network Event Theater, Inc. (b)..................      404,600
                                                                -----------
                                                                    942,550
                                                                -----------
    Restaurants (.9%)
    11,200   P.F. Chang's China Bistro, Inc. (b)..............      278,600
     6,100   PJ America, Inc. (b).............................       94,550
                                                                -----------
                                                                    373,150
                                                                -----------
    Service (.4%)
     6,700   PROVANT, Inc. (b)................................      169,175
                                                                -----------
  ENERGY (2.6%)
    Oil (.3%)
    24,600   Horizon Offshore, Inc (b)........................      132,225
                                                                -----------
    Oil & Gas (2.3%)
     9,950   Cross Timbers Oil Company........................       90,172
     2,800   Evergreen Resources, Inc. (b)....................       55,300
    26,500   Patterson Energy, Inc. (b).......................      344,500
    18,100   UTI Energy Corporation (b).......................      417,431
     4,500   Veritas DGC, Inc. (b)............................       63,000
                                                                -----------
                                                                    970,403
                                                                -----------
  FINANCIAL (.5%)
    Insurance (.5%)
     7,600   HealthExtras, Inc. (b)...........................       91,200
    12,600   Quotesmith.com, Inc. (b).........................      143,325
                                                                -----------
                                                                    234,525
                                                                -----------
  HEALTH CARE (10.8%)
    Biotechnology (4.5%)
     4,900   Abgenix, Inc. (b)................................      649,250
     2,300   Albany Molecular Research, Inc (b)...............       70,150
    12,600   Celgene Corporation (b)..........................      882,000
    14,200   Lifecell Corporation (b).........................       72,775
     5,700   Pharmacyclics, Inc. (b)..........................      235,125
                                                                -----------
                                                                  1,909,300
                                                                -----------
    Drugs (4.3%)
     9,600   Algos Pharmaceuticals (b)........................      105,600
     9,000   Alkermes, Inc. (b)...............................      442,125
    13,000   Anesta Corporation (b)...........................      223,437
    16,600   Cubist Pharmaceuticals, Inc. (b).................      319,550
    10,500   ILEX Oncology, Inc. (b)..........................      253,312
    24,600   Titan Pharaceuticals, Inc. (b)...................      467,400
                                                                -----------
                                                                  1,811,424
                                                                -----------
    Medical Products/Supplies (.4%)
     5,500   SonoSite, Inc. (b)...............................      173,937
                                                                -----------
    Special Services (1.6%)
    10,400   Invitrogen Corporation (b).......................      624,000
     9,600   NovaMed Eyecare, Inc. (b)........................       64,800
                                                                -----------
                                                                    688,800
                                                                -----------
  TECHNOLOGY (48.3%)
     6,800   Active Softwear, Inc. (b)........................      625,600
    17,400   Alloy Online, Inc. (b)...........................      274,050

              See accompanying notes to investments in securities.

                                                      MICRO-CAP GROWTH PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                          -----------
  TECHNOLOGY--CONTINUED
     2,000   Ancor Communications, Inc. (b)...................  $   135,750
     9,500   Bindview Development Corporation (b).............      472,031
     6,600   Brio Technology, Inc. (b)........................      277,200
     7,100   Broadbase Software, Inc. (b).....................      798,750
     7,000   Clarent Corporation (b)..........................      544,250
     5,000   Clarus Corporation (b)...........................      330,000
     3,100   Cognizant Tech Solutions (b).....................      338,869
    11,800   Concentric Network Corporation (b)...............      363,587
     6,000   Credence Systems Corporation (b).................      519,000
     2,500   Digital Impact, Inc. (b).........................      125,312
     4,500   Ditech Communications Corporation (b)............      420,750
     1,200   E.piphany, Inc. (b)..............................      267,750
     6,000   Emulex Corporation (b)...........................      675,000
    15,100   Exactis.com, Inc. (b)............................      367,119
    20,800   Galileo Technology, Ltd. (b)(c)..................      501,800
     2,500   GRIC Communications, Inc. (b)....................       63,437
     5,500   Immersion Corporation (b)........................      211,063
    14,300   infoUSA, Inc. (b)................................      199,306
     5,425   Insight Enterprises, Inc. (b)....................      220,391
    14,900   IONA Technoloiges PLC (b)(c).....................      812,050
     5,000   Jacada Ltd. (b)(c)...............................      139,375
     5,100   Keynote Systems, Inc. (b)........................      376,125
     7,000   Kopin Corporation (b)............................      294,000
     1,700   Liberate Technologies, Inc. (b)..................      436,900
     7,300   Liquid Audio, Inc. (b)...........................      191,625
     5,800   Loislaw.com, Inc. (b)............................      226,925
    15,900   LTX Corporation (b)..............................      355,763
    14,000   Maker Communications, Inc. (b)...................      598,500
     2,400   Maximus, Inc. (b)................................       81,450
     3,000   NaviSite, Inc. (b)...............................      300,000
     7,500   Net Ratings, Inc. (b)............................      360,938
    10,000   Netcentives, Inc. (b)............................      623,125
                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                          -----------
  TECHNOLOGY--CONTINUED
     7,900   Netegrity, Inc. (b)..............................  $   449,806
     1,500   Netro Corporation (b)............................       76,500
     4,600   NetSolve, Inc. (b)...............................      144,900
     2,300   Next Level Communications, Inc. (b)..............      172,213
    10,800   NVIDIA Corporation (b)...........................      506,925
     2,300   Official Payments Corporation (b)................      119,600
     4,100   Ortel Corporation (b)............................      492,000
    13,900   Paradyne Networks, Inc. (b)......................      378,775
    13,700   Photronics, Inc. (b).............................      392,163
     8,900   Pilot Network Services, Inc. (b).................      213,600
     5,700   PLX Technology, Inc. (b).........................      107,944
     5,900   Powerwave Technologies, Inc. (b).................      344,413
     9,200   Primus Knowledge Solutions, Inc. (b).............      416,875
     3,000   QRS Corporation (b)..............................      312,938
    18,100   QuickLogic Corporation (b).......................      298,650
     8,500   Rainmaker Systems, Inc. (b)......................      172,125
     2,100   Retek, Inc. (b)..................................      158,025
    11,200   Sage, Inc. (b)...................................      217,000
     3,800   Software.com, Inc. (b)...........................      364,800
     3,400   Tanning Technology Corporation (b)...............      200,388
     2,100   The Knot, Inc. (b)...............................       17,719
    28,000   The Netplex Group, Inc. (b)......................      311,500
    10,100   TSI International Software, Ltd. (b).............      571,913
     1,800   Vignette Corporation (b).........................      293,400
     3,700   Vitria Technology, Inc. (b)......................      865,800
     7,500   Zoran Corporation (b)............................      418,125
                                                                -----------
                                                                 20,545,888
                                                                -----------
Total common stock (cost: $18,912,490)........................   35,061,953
                                                                -----------

PRINCIPAL
---------
SHORT-TERM SECURITIES (17.7%)
$  690,000   FHLMC............................................  5.614%  01/28/00     687,475
 2,060,475   Provident Institutional Funds--TempFund Portfolio, current rate       2,060,475
              5.480%............................................................
 1,180,000   U.S. Treasury Bill...............................  5.191%  01/13/00   1,178,341
 3,040,000   U.S. Treasury Bill...............................  5.305%  03/02/00   3,014,491
   580,000   U.S. Treasury Bill...............................  5.025%  03/23/00     573,466
                                                                                  ----------
             Total short-term securities (cost: $7,512,494).....................   7,514,248
                                                                                  ----------
             Total investments in securities (cost: $26,424,984) (d)............  $42,576,201
                                                                                  ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 4.0% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $26,452,048. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


    Gross unrealized appreciation..........   $17,032,565
    Gross unrealized depreciation..........     (908,412)
                                              ----------
    Net unrealized appreciation............   $16,124,153
                                              ==========

REAL ESTATE SECURITIES PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 1999

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        ----------
COMMON STOCK (96.4%)
  COMMUNICATION SERVICES (.2%)
    Telecommunication (.2%)
     200   Tut Systems, Inc. (b)............................  $   10,725
                                                              ----------
  CONSUMER CYCLICAL (9.0%)
    Building Materials (.8%)
   1,800   Masco Corporation................................      45,675
                                                              ----------
    Houseware (1.1%)
   2,900   Furniture Brands International, Inc. (b).........      63,800
                                                              ----------
    Lodging-Hotel (5.2%)
   7,600   Meristar Hospitality Corporation.................     121,600
   7,700   Starwood Hotels & Resorts Worldwide, Inc.........     180,950
                                                              ----------
                                                                 302,550
                                                              ----------
    Service (1.9%)
   1,700   Cendant Corporation (b)..........................      45,156
     500   CoStar Group, Inc. (b)...........................      17,937
   4,500   Fairfield Communities, Inc. (b)..................      48,375
                                                              ----------
                                                                 111,468
                                                              ----------
  CONSUMER STAPLES (1.1%)
    Household Products (1.1%)
   2,200   Newell Rubbermaid, Inc...........................      63,800
                                                              ----------
  FINANCIAL (85.3%)
    Finance-Diversified (6.0%)
   3,600   Asset Investors Corporation......................      40,050
   3,100   Crescent Real Estate Equity Company..............      56,962
   7,500   Simon Property Group, Inc........................     172,031
   6,900   Trammell Crow Company (b)........................      80,212
                                                              ----------
                                                                 349,255
                                                              ----------
    Real Estate (4.6%)
  16,100   Catellus Development Corporation (b).............     206,281
   1,800   Newhall Land & Farming Company...................      48,600
     300   Pinnacle Holdings, Inc. (b)......................      12,712
                                                              ----------
                                                                 267,593
                                                              ----------
    Real Estate Investment Trust (74.7%)
   4,600   AMB Property Corporation.........................      91,712
   5,660   Apartment Investment and Management..............     225,339
   2,800   Archstone Communities Trust......................      57,400
   7,200   Arden Realty Group, Inc..........................     144,450
   7,050   Avalon Bay Communities, Inc......................     241,903
                                                                MARKET
SHARES                                                         VALUE(A)
------                                                        ----------
  FINANCIAL--CONTINUED
   1,000   Boston Properties, Inc...........................  $   31,125
   3,000   Camden Property Trust............................      82,125
   3,500   CarrAmerica Realty Corporation...................      73,938
   2,900   CBL & Associates Properties, Inc.................      59,813
   2,300   CenterPoint Properties Corporation...............      82,513
     900   Eastgroup Properties.............................      16,650
   9,200   Equity Office Properties Trust...................     226,550
   6,000   Equity Residential Properties....................     256,125
   3,300   Essex Property Trust, Inc........................     112,200
   6,300   Franchise Finance Corporation of America.........     150,806
   1,500   Gables Residential Trust.........................      36,000
   8,200   Highwoods Properties, Inc........................     190,650
  15,900   Innkeepers USA Trust.............................     130,181
   6,500   Kilroy Realty Corporation........................     143,000
   3,800   Kimco Realty Corporation.........................     128,725
   5,410   Koger Equity, Inc................................      91,294
   4,200   Liberty Property Trust...........................     101,850
   3,700   LNR Property Corporation.........................      73,538
   7,300   Macerich Company.................................     151,931
   4,800   Mack-Cali Realty Corporation.....................     125,100
   6,200   Pacific Gulf Properties, Inc.....................     125,550
   6,500   Pan Pacific Retail Properties....................     106,031
   5,600   Philips International Realty.....................      92,050
   1,300   Post Properties, Inc.............................      49,725
  10,516   Public Storage, Inc..............................     238,582
   1,126   Reckson Associates Realty Corporation............      25,617
   4,400   Reckson Associates Realty Corporation Class B....      90,200
   2,300   SL Green Realty Corporation......................      50,025
   3,700   Spieker Properties, Inc..........................     134,819
   4,105   Starwood Financial, Inc..........................      69,528
   6,800   Summit Properties, Inc...........................     121,550
   9,000   Trizec Hahn Corporation (c)......................     151,875
   1,900   U.S. Restaurant Properties, Inc..................      27,194
   1,600   Urban Shopping Centers, Inc......................      43,400
                                                              ----------
                                                               4,351,064
                                                              ----------
  TECHNOLOGY (.8%)
     300   American Tower Corporation (b)...................       9,169
     600   Bamboo.com, Inc. (b).............................       9,938
     100   HomeStore.com, Inc. (b)..........................       7,425
     400   Manugistics Group, Inc. (b)......................      12,925
     600   Timberline Software Corporation..................       8,063
                                                              ----------
                                                                  47,520
                                                              ----------
Total common stock (cost: $5,988,330).......................   5,613,450
                                                              ----------

              See accompanying notes to investments in securities.

                                                REAL ESTATE SECURITIES PORTFOLIO
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
---------                                                                          ----------
SHORT-TERM SECURITIES (6.4%)
            Provident Institutional Funds--TempFund Portfolio, current rate
$178,660     5.480%..............................................................  $  178,660
 195,000    U.S. Treasury Bill...............................   5.430%   03/02/00     193,364
                                                                                   ----------
            Total short-term securities (cost: $371,906).........................     372,024
                                                                                   ----------
            Total investments in securities (cost: $6,360,236) (d)...............  $5,985,474
                                                                                   ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Portfolio held 2.6% of net assets in foreign securities as of December 31, 1999.
(d) At December 31, 1999 the cost of securities for federal income tax purposes was $6,446,089. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation..........   $ 140,286
      Gross unrealized depreciation..........    (600,901)
                                                ---------
      Net unrealized depreciation............   $(460,615)
                                                =========

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                               MONEY
                                   GROWTH         BOND         MARKET
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO
                                ------------  ------------  ------------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $603,105,903  $178,792,140  $155,518,461
Cash in bank on demand
 deposit......................           574            --            51
Receivable for Fund shares
 sold.........................       281,216       107,106     1,230,353
Receivable for investment
 securities sold..............            --         7,643            --
Dividends and accrued interest
 receivable...................       352,762     3,292,766        27,411
Receivable from Adviser.......            --            --            --
Receivable for refundable
 foreign income taxes
 withheld.....................            --            --            --
                                ------------  ------------  ------------
    Total assets..............   603,740,455   182,199,655   156,776,276
                                ------------  ------------  ------------
         LIABILITIES
Bank overdraft................            --        80,492            --
Payable for Fund shares
 repurchased..................       493,237       128,236            --
Dividends payable to
 shareholders.................            --            --           603
Payable for investment
 securities purchased.........     8,571,497       109,686       195,996
Payable to Adviser............            --            --            --
                                ------------  ------------  ------------
    Total liabilities.........     9,064,734       318,414       196,599
                                ------------  ------------  ------------
Net assets applicable to
 outstanding capital stock....  $594,675,721  $181,881,241  $156,579,677
                                ============  ============  ============
Represented by:
  Capital stock--authorized
   10 trillion shares of $.01
   par value**................  $  1,784,333  $  1,541,859  $  1,565,797
  Additional paid-in
   capital....................   332,747,285   186,610,635   155,013,880
  Undistributed net investment
   income.....................        20,866    10,726,543            --
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......    18,708,290    (5,812,874)           --
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......   241,414,947   (11,184,922)           --
                                ------------  ------------  ------------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $594,675,721  $181,881,241  $156,579,677
                                ============  ============  ============
    Net asset value per share
     of outstanding capital
     stock....................  $       3.33  $       1.18  $       1.00
                                ============  ============  ============
*  Identified cost............  $361,690,956  $189,977,062  $155,518,461
** Shares outstanding.........   178,433,341   154,185,924   156,579,677

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                STATEMENTS OF ASSETS AND LIABILITIES - continued
                                                               DECEMBER 31, 1999

                                                                                                            SMALL
                                   ASSET        MORTGAGE                    CAPITAL      INTERNATIONAL     COMPANY
                                 ALLOCATION    SECURITIES    INDEX 500    APPRECIATION       STOCK          GROWTH
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO
                                ------------  ------------  ------------  ------------  ---------------  ------------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $755,840,326  $137,252,512  $658,761,853  $458,899,420   $ 363,633,696   $282,448,597
Cash in bank on demand
 deposit......................       548,977            --           310         3,395              --          2,730
Receivable for Fund shares
 sold.........................       357,872        88,823       552,841       174,904         212,454        177,225
Receivable for investment
 securities sold..............       136,370     1,519,156       150,645     9,063,519              --      1,916,878
Dividends and accrued interest
 receivable...................     3,177,083       997,020       595,800        99,131         396,288         34,511
Receivable from Adviser.......            --            --            --            --           1,818             --
Receivable for refundable
 foreign income taxes
 withheld.....................            --            --            --            --         308,050             --
                                ------------  ------------  ------------  ------------   -------------   ------------
    Total assets..............   760,060,628   139,857,511   660,061,449   468,240,369     364,552,306    284,579,941
                                ------------  ------------  ------------  ------------   -------------   ------------
         LIABILITIES
Bank overdraft................            --        71,479            --            --              --             --
Payable for Fund shares
 repurchased..................       880,238       158,980     1,049,351       520,182         703,348        262,013
Dividends payable to
 shareholders.................            --            --            --            --              --             --
Payable for investment
 securities purchased.........     9,051,513       811,785     1,187,671    10,271,425              --     14,436,805
Payable to Adviser............           188            --            62             8              --             11
                                ------------  ------------  ------------  ------------   -------------   ------------
    Total liabilities.........     9,931,939     1,042,244     2,237,084    10,791,615         703,348     14,698,829
                                ------------  ------------  ------------  ------------   -------------   ------------
Net assets applicable to
 outstanding capital stock....  $750,128,689  $138,815,267  $657,824,365  $457,448,754   $ 363,848,958   $269,881,112
                                ============  ============  ============  ============   =============   ============
Represented by:
  Capital stock--authorized
   10 trillion shares of $.01
   par value**................  $  3,143,269  $  1,187,872  $  1,441,387  $  1,234,935   $   1,876,044   $  1,106,348
  Additional paid-in
   capital....................   513,029,576   136,135,354   318,188,889   246,384,224     259,699,563    153,089,315
  Undistributed net investment
   income.....................       409,615     9,141,650        80,124            --       5,722,102             --
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......    30,349,474    (3,167,063)    5,767,527    38,431,071      24,717,124     17,176,368
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......   203,196,755    (4,482,546)  332,346,438   171,398,524      71,834,125     98,509,081
                                ------------  ------------  ------------  ------------   -------------   ------------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $750,128,689  $138,815,267  $657,824,365  $457,448,754   $ 363,848,958   $269,881,112
                                ============  ============  ============  ============   =============   ============
    Net asset value per share
     of outstanding capital
     stock....................  $       2.39  $       1.17  $       4.56  $       3.70   $        1.94   $       2.44
                                ============  ============  ============  ============   =============   ============
*  Identified cost............  $552,643,571  $141,735,058  $326,415,415  $287,500,896   $ 291,781,739   $183,939,516
** Shares outstanding.........   314,326,869   118,787,217   144,138,738   123,493,537     187,604,366    110,634,794

Advantus Series Fund, Inc.
Statements of Assets and Liabilities - continued
DECEMBER 31, 1999

                                 MATURING     MATURING    MATURING
                                GOVERNMENT   GOVERNMENT  GOVERNMENT
                                 BOND 2002   BOND 2006   BOND 2010
                                 PORTFOLIO   PORTFOLIO   PORTFOLIO
                                -----------  ----------  ----------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $10,169,462  $6,252,325  $4,961,246
Cash in bank on demand
 deposit......................            1      8,153            1
Foreign currency on deposit
 with custodian...............           --         --           --
Receivable for Fund shares
 sold.........................          337        577          778
Receivable for investment
 securities sold..............           --         --           --
Dividends and accrued interest
 receivable...................          391        337          103
Unrealized appreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................           --         --           --
Receivable for refundable
 foreign income taxes
 withheld.....................           --         --           --
                                -----------  ----------  ----------
    Total assets..............   10,170,191  6,261,392    4,962,128
                                -----------  ----------  ----------
         LIABILITIES
Payable for Fund shares
 repurchased..................        9,616        864       11,650
Payable for investment
 securities purchased.........           --         --        8,146
Payable to Adviser............            4          4           --
Unrealized depreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................           --         --           --
                                -----------  ----------  ----------
    Total liabilities.........        9,620        868       19,796
                                -----------  ----------  ----------
Net assets applicable to
 outstanding capital stock....  $10,160,571  $6,260,524  $4,942,332
                                ===========  ==========  ==========
Represented by:
  Capital stock--authorized
   10 trillion shares of $.01
   par value**................  $    96,323  $  57,618   $   41,512
  Additional paid-in
   capital....................   10,219,726  6,394,015    4,890,148
  Undistributed (distributions
   in excess of) net
   investment income..........        3,786      2,514      312,933
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......      (25,615)   (68,023)     (16,544)
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......     (133,649)  (125,600)    (285,717)
                                -----------  ----------  ----------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $10,160,571  $6,260,524  $4,942,332
                                ===========  ==========  ==========
    Net asset value per share
     of outstanding capital
     stock....................  $      1.05  $    1.09   $     1.19
                                ===========  ==========  ==========
*  Identified cost............  $10,303,111  $6,377,925  $5,246,963
** Shares outstanding.........    9,632,264  5,761,757    4,151,213

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                STATEMENTS OF ASSETS AND LIABILITIES - continued
                                                               DECEMBER 31, 1999

                                                 SMALL
                                   VALUE        COMPANY      GLOBAL      INDEX 400    MACRO-CAP    MICRO-CAP   REAL ESTATE
                                   STOCK         VALUE        BOND        MID-CAP       VALUE       GROWTH     SECURITIES
                                 PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                ------------  -----------  -----------  -----------  -----------  -----------  -----------
            ASSETS
Investments in securities, at
 market value--see
 accompanying schedule for
 detailed listing*............  $191,652,106  $12,496,424  $30,782,925  $24,510,178  $22,479,646  $42,576,201  $5,985,474
Cash in bank on demand
 deposit......................           283          508      327,514          756       47,915          861         463
Foreign currency on deposit
 with custodian...............            --           --      251,508           --           --           --          --
Receivable for Fund shares
 sold.........................       117,884       47,034       74,598       94,652       53,338      193,916      10,334
Receivable for investment
 securities sold..............    11,154,346      239,967           --       85,557        1,941      100,607          --
Dividends and accrued interest
 receivable...................       221,076       33,523      722,274       15,549       21,766        5,111      47,418
Unrealized appreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................            --           --      238,801           --           --           --          --
Receivable for refundable
 foreign income taxes
 withheld.....................            --           --       17,168           --           --           --          --
                                ------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total assets..............   203,145,695   12,817,456   32,414,788   24,706,692   22,604,606   42,876,696   6,043,689
                                ------------  -----------  -----------  -----------  -----------  -----------  ----------
         LIABILITIES
Payable for Fund shares
 repurchased..................       163,210       13,302        5,751       34,283       19,480       47,920       6,667
Payable for investment
 securities purchased.........    11,602,645      286,612           --      315,123       12,284      275,106     211,069
Payable to Adviser............            63            2           --           15        2,566           --           6
Unrealized depreciation on
 forward foreign currency
 contracts held, at value
 (note 4).....................            --           --      316,125           --           --           --          --
                                ------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total liabilities.........    11,765,918      299,916      321,876      349,421       34,330      323,026     217,742
                                ------------  -----------  -----------  -----------  -----------  -----------  ----------
Net assets applicable to
 outstanding capital stock....  $191,379,777  $12,517,540  $32,092,912  $24,357,271  $22,570,276  $42,553,670  $5,825,947
                                ============  ===========  ===========  ===========  ===========  ===========  ==========
Represented by:
  Capital stock--authorized
   10 trillion shares of $.01
   par value**................  $  1,117,529  $   137,880  $   343,241  $   205,801  $   194,014  $   169,622  $   77,038
  Additional paid-in
   capital....................   174,738,173   13,064,557   34,170,736   21,727,949   21,097,523   21,789,611   7,098,125
  Undistributed (distributions
   in excess of) net
   investment income..........        94,301        8,863     (208,416)      12,429           33           --          --
  Accumulated net realized
   gains (losses) from
   investments and foreign
   currency transactions......    (2,951,720)  (1,337,956)    (995,245)     122,066      (59,434)   4,443,220    (974,454)
  Unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   in foreign currencies......    18,381,494      644,196   (1,217,404)   2,289,026    1,338,140   16,151,217    (374,762)
                                ------------  -----------  -----------  -----------  -----------  -----------  ----------
      Total--representing net
       assets applicable to
       outstanding capital
       stock..................  $191,379,777  $12,517,540  $32,092,912  $24,357,271  $22,570,276  $42,553,670  $5,825,947
                                ============  ===========  ===========  ===========  ===========  ===========  ==========
    Net asset value per share
     of outstanding capital
     stock....................  $       1.71  $       .91  $       .94  $      1.18  $      1.16  $      2.51  $      .76
                                ============  ===========  ===========  ===========  ===========  ===========  ==========
*  Identified cost............  $173,270,612  $11,852,228  $31,909,538  $22,221,152  $21,141,506  $26,424,984  $6,360,236
** Shares outstanding.........   111,752,857   13,788,012   34,324,057   20,580,059   19,401,373   16,962,230   7,703,847

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                                                       MONEY
                                            GROWTH         BOND        MARKET
                                          PORTFOLIO     PORTFOLIO    PORTFOLIO
                                         ------------  ------------  ----------
Investment income:
  Interest.............................  $    656,351  $ 10,928,629  $7,397,421
  Dividends (net of foreign withholding
   taxes of $754,884 for International
   Stock Portfolio)....................     2,628,903       804,539          --
                                         ------------  ------------  ----------
      Total investment income..........     3,285,254    11,733,168   7,397,421
                                         ------------  ------------  ----------
Expenses (note 5):
  Investment advisory fee..............     2,494,891       905,784     715,791
  Custodian fees.......................        12,219        12,938       7,667
  Administrative services fee..........        45,400        45,400      45,400
  Auditing and accounting services.....        18,397         8,710       6,190
  Legal fees...........................        11,958         4,822       3,987
  Registration fees....................            --           169         492
  Printing and shareholder reports.....        60,968        22,199      19,835
  Directors' fees......................         7,983         2,986       2,335
  Insurance............................         3,055         1,663       1,392
  S&P licensing fee....................            --            --          --
  Other................................         9,517         1,954       1,643
                                         ------------  ------------  ----------
      Total expenses...................     2,664,388     1,006,625     804,732
  Less fees and expenses waived or
   absorbed by Minnesota Life:                     --            --          --
                                         ------------  ------------  ----------
      Total net expenses...............     2,664,388     1,006,625     804,732
                                         ------------  ------------  ----------
      Investment income (loss)--net....       620,866    10,726,543   6,592,689
                                         ------------  ------------  ----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............    20,132,234    (5,461,475)         --
    Foreign currency transactions......            --            --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   100,961,695   (10,168,312)         --
    Translation of assets and
     liabilities in foreign currency...            --            --          --
                                         ------------  ------------  ----------
      Net gains (losses) on
       investments.....................   121,093,929   (15,629,787)         --
                                         ------------  ------------  ----------
  Net increase (decrease) in net assets
   resulting from operations...........  $121,714,795  $ (4,903,244) $6,592,689
                                         ============  ============  ==========

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                            STATEMENTS OF OPERATIONS - CONTINUED
                                                    YEAR ENDED DECEMBER 31, 1999

                                            ASSET      MORTGAGE                    CAPITAL     INTERNATIONAL      SMALL
                                         ALLOCATION   SECURITIES    INDEX 500    APPRECIATION      STOCK      COMPANY GROWTH
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -----------  -----------  ------------  ------------  -------------  --------------
Investment income:
  Interest.............................  $14,143,916  $ 9,789,171  $    116,832  $   746,433    $ 1,136,072    $   600,464
  Dividends (net of foreign withholding
   taxes of $754,884 for International
   Stock Portfolio)....................    4,626,543      103,107     7,643,119    1,338,685      8,267,991         74,648
                                         -----------  -----------  ------------  -----------    -----------    -----------
      Total investment income..........   18,770,459    9,892,278     7,759,951    2,085,118      9,404,063        675,112
                                         -----------  -----------  ------------  -----------    -----------    -----------
Expenses (note 5):
  Investment advisory fee..............    3,331,000      664,424     2,380,660    2,859,868      2,264,526      1,449,287
  Custodian fees.......................       18,508        7,206        71,675        9,550        313,071         11,956
  Administrative services fee..........       45,400       45,400        45,400       45,400         33,300         45,400
  Auditing and accounting services.....       33,670        9,780        11,286       14,634        212,396          6,112
  Legal fees...........................       15,726        3,713        14,182        9,458          7,907          4,957
  Registration fees....................           --          150         1,235           --             45         24,171
  Printing and shareholder reports.....       81,780       15,861        72,085       48,804         39,901             --
  Directors' fees......................       10,767        2,186         9,346           --          5,219             --
  Insurance............................        3,500        1,398         3,306        2,422          2,250          1,624
  S&P licensing fee....................           --           --        59,005           --            710             --
  Other................................       13,252          510        11,647       18,082          2,886          8,288
                                         -----------  -----------  ------------  -----------    -----------    -----------
      Total expenses...................    3,553,603      750,628     2,679,827    3,008,218      2,882,211      1,551,795
  Less fees and expenses waived or
   absorbed by Minnesota Life:                    --           --            --           --             --             --
                                         -----------  -----------  ------------  -----------    -----------    -----------
      Total net expenses...............    3,553,603      750,628     2,679,827    3,008,218      2,882,211      1,551,795
                                         -----------  -----------  ------------  -----------    -----------    -----------
      Investment income (loss)--net....   15,216,856    9,141,650     5,080,124     (923,100)     6,521,852       (876,683)
                                         -----------  -----------  ------------  -----------    -----------    -----------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............   33,121,659     (882,469)    8,470,614   40,283,314     29,660,350     36,374,507
    Foreign currency transactions......           --           --            --           --       (665,343)            --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   50,655,655   (5,631,350)  100,231,061   41,566,691     28,359,245     48,401,789
    Translation of assets and
     liabilities in foreign currency...           --           --            --           --        (34,768)            --
                                         -----------  -----------  ------------  -----------    -----------    -----------
      Net gains (losses) on
       investments.....................   83,777,314   (6,513,819)  108,701,675   81,850,005     57,319,484     84,776,296
                                         -----------  -----------  ------------  -----------    -----------    -----------
  Net increase (decrease) in net assets
   resulting from operations...........  $98,994,170  $ 2,627,831  $113,781,799  $80,926,905    $63,841,336    $83,899,613
                                         ===========  ===========  ============  ===========    ===========    ===========

ADVANTUS SERIES FUND, INC.
STATEMENTS OF OPERATIONS - CONTINUED
YEAR ENDED DECEMBER 31, 1999

                                          MATURING    MATURING    MATURING
                                         GOVERNMENT  GOVERNMENT  GOVERNMENT
                                         BOND 2002   BOND 2006   BOND 2010
                                         PORTFOLIO   PORTFOLIO   PORTFOLIO
                                         ----------  ----------  ----------
Investment income:
  Interest (net of foreign withholding
   taxes of $12,131 for Global Bond
   Portfolio)..........................  $ 453,215   $ 402,673   $ 334,435
  Dividends............................         --          --          --
                                         ---------   ---------   ---------
      Total investment income..........    453,215     402,673     334,435
                                         ---------   ---------   ---------
Expenses (note 5):
  Investment advisory fee..............     19,643      16,349      13,438
  Custodian fees.......................      6,577       7,599       9,522
  Administrative services fee..........     45,400      45,400      45,400
  Auditing and accounting services.....     10,705      10,704       6,503
  Legal fees...........................        966         947         922
  Registration fees....................          6           7           1
  Printing and shareholder reports.....        905         859         698
  Directors' fees......................        132         108          89
  Insurance............................        355         304         300
  S&P licensing fee....................         --          --          --
  Other................................         76          60          48
                                         ---------   ---------   ---------
      Total expenses...................     84,765      82,337      76,921
  Less fees and expenses waived or
   absorbed by Minnesota Life:             (53,336)    (56,178)    (55,419)
                                         ---------   ---------   ---------
      Total net expenses...............     31,429      26,159      21,502
                                         ---------   ---------   ---------
      Investment income (loss)--net....    421,786     376,514     312,933
                                         ---------   ---------   ---------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............    (19,742)    (48,930)         85
    Foreign currency transactions......         --          --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (425,226)   (865,808)   (979,955)
    Translation of assets and
     liabilities in foreign currency...         --          --          --
                                         ---------   ---------   ---------
      Net gains (losses) on
       investments.....................   (444,968)   (914,738)   (979,870)
                                         ---------   ---------   ---------
  Net increase (decrease) in net assets
   resulting from operations...........  $ (23,182)  $(538,224)  $(666,937)
                                         =========   =========   =========

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                            STATEMENTS OF OPERATIONS - CONTINUED
                                                    YEAR ENDED DECEMBER 31, 1999

                                                         SMALL
                                            VALUE       COMPANY     GLOBAL     INDEX 400   MACRO-CAP    MICRO-CAP   REAL ESTATE
                                            STOCK        VALUE       BOND       MID-CAP      VALUE       GROWTH     SECURITIES
                                          PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ------------  ---------  -----------  ----------  ----------  -----------  -----------
Investment income:
  Interest (net of foreign withholding
   taxes of $12,131 for Global Bond
   Portfolio)..........................  $    517,834  $  42,400  $ 2,145,831  $   10,654  $   30,480  $   119,181   $  11,160
  Dividends............................     3,648,296    197,016           --     185,286     203,773        2,814     291,218
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
      Total investment income..........     4,166,130    239,416    2,145,831     195,940     234,253      121,995     302,378
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
Expenses (note 5):
  Investment advisory fee..............     1,511,048     77,509      188,285      61,826     113,418      171,857      41,354
  Custodian fees.......................        15,062     15,854        3,256      15,421      26,358        6,033       7,040
  Administrative services fee..........        45,400     45,400       33,300      45,400      33,300       45,400      45,400
  Auditing and accounting services.....         8,495     16,722       63,641      16,058      62,080       16,057      14,354
  Legal fees...........................         5,363      1,016        1,500       1,096       1,136        1,069         917
  Registration fees....................            --          2           71          --          --           --         422
  Printing and shareholder reports.....        26,777      1,251        3,910         417         601          176         718
  Directors' fees......................         3,239        164          513         243         249           --          89
  Insurance............................         1,623        417          662         480         492          429         302
  S&P licensing fee....................            --         --           --      10,000          --           --          --
  Other................................         4,822      2,562           --       4,114       2,789        4,144       2,539
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
      Total expenses...................     1,621,829    160,897      295,138     155,055     240,423      245,165     113,135
  Less fees and expenses waived or
   absorbed by Minnesota Life:                     --    (67,886)          --     (70,044)   (102,703)     (50,020)    (63,511)
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
      Total net expenses...............     1,621,829     93,011      295,138      85,011     137,720      195,145      49,624
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
      Investment income (loss)--net....     2,544,301    146,405    1,850,693     110,929      96,533      (73,150)    252,754
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............     8,724,028   (724,418)    (969,285)  1,165,577     700,348    5,447,807    (579,299)
    Foreign currency transactions......            --         --   (1,363,844)         --          --           --          --
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (10,353,629)   409,866   (1,953,550)  1,664,366     382,932   14,803,544      87,999
    Translation of assets and
     liabilities in foreign currency...            --         --      (89,613)         --          --           --          --
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
      Net gains (losses) on
       investments.....................    (1,629,601)  (314,552)  (4,376,292)  2,829,943   1,083,280   20,251,351    (491,300)
                                         ------------  ---------  -----------  ----------  ----------  -----------   ---------
  Net increase (decrease) in net assets
   resulting from operations...........  $    914,700  $(168,147) $(2,525,599) $2,940,872  $1,179,813  $20,178,201   $(238,546)
                                         ============  =========  ===========  ==========  ==========  ===========   =========

ADVANTUS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                   GROWTH                        BOND
                                                  PORTFOLIO                   PORTFOLIO
                                         ---------------------------  --------------------------
                                             1999           1998          1999          1998
                                         -------------  ------------  ------------  ------------
Operations:
  Investment income -- net.............  $     620,866  $  1,551,114  $ 10,726,543  $  9,315,816
  Net realized gains (losses) on
   investements........................     20,132,234    12,032,482    (5,461,475)    3,404,521
  Net change in unrealized appreciation
   or depreciation of investments......    100,961,695   104,951,872   (10,168,312)   (3,204,439)
                                         -------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................    121,714,795   118,535,468    (4,903,244)    9,515,898
                                         -------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income -- net.............     (2,151,114)   (3,415,606)   (9,315,816)   (8,612,808)
  Net realized gains...................    (13,013,829)  (54,322,875)   (3,747,942)   (1,814,285)
                                         -------------  ------------  ------------  ------------
    Total distributions................    (15,164,943)  (57,738,481)  (13,063,758)  (10,427,093)
                                         -------------  ------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales..................    121,088,623    97,160,616    53,604,180    64,234,944
  Shares issued as a result of
   reinvested distributions............     15,164,943    57,738,481    13,063,758    10,427,093
  Payments for redemption of shares....   (116,509,613)  (78,130,317)  (45,612,304)  (34,782,027)
                                         -------------  ------------  ------------  ------------
    Increase in net assets from capital
     share transactions................     19,743,953    76,768,780    21,055,634    39,880,010
                                         -------------  ------------  ------------  ------------
    Total increase in net assets.......    126,293,805   137,565,767     3,088,632    38,968,815
Net assets at beginning of year........    468,381,916   330,816,149   178,792,609   139,823,794
                                         -------------  ------------  ------------  ------------
Net assets at end of year*.............  $ 594,675,721  $468,381,916  $181,881,241  $178,792,609
                                         =============  ============  ============  ============
* including undistributed net
 investment income of..................  $      20,866  $  1,551,114  $ 10,726,543  $  9,315,816

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
                                          YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                    MONEY                        ASSET                      MORTGAGE
                                                   MARKET                     ALLOCATION                   SECURITIES
                                                  PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                         ---------------------------  ---------------------------  --------------------------
                                             1999           1998          1999           1998          1999          1998
                                         -------------  ------------  -------------  ------------  ------------  ------------
Operations:
  Investment income -- net.............  $   6,592,689  $  3,538,595  $  15,216,856  $ 14,000,766  $  9,141,650  $  7,552,106
  Net realized gains (losses) on
   investements........................             --            --     33,121,659    31,558,197      (882,469)      608,476
  Net change in unrealized appreciation
   or depreciation of investments......             --            --     50,655,655    75,505,619    (5,631,350)   (1,161,588)
                                         -------------  ------------  -------------  ------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................      6,592,689     3,538,595     98,994,170   121,064,582     2,627,831     6,998,994
                                         -------------  ------------  -------------  ------------  ------------  ------------
Distributions to shareholders from:
  Investment income -- net.............     (6,592,689)   (3,538,595)   (28,808,007)  (14,159,977)   (7,552,106)   (5,857,983)
  Net realized gains...................             --            --    (32,912,956)  (35,984,079)           --            --
                                         -------------  ------------  -------------  ------------  ------------  ------------
    Total distributions................     (6,592,689)   (3,538,595)   (61,720,963)  (50,144,056)   (7,552,106)   (5,857,983)
                                         -------------  ------------  -------------  ------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales..................    196,154,692   166,500,747    131,884,774   109,955,098    43,047,353    42,032,571
  Shares issued as a result of
   reinvested distributions............      6,592,689     3,538,595     61,720,963    50,144,056     7,552,106     5,857,983
  Payments for redemption of shares....   (172,344,676)  (97,445,660)  (118,746,975) (100,243,074)  (31,218,007)  (23,906,575)
                                         -------------  ------------  -------------  ------------  ------------  ------------
    Increase in net assets from capital
     share transactions................     30,402,705    72,593,682     74,858,762    59,856,080    19,381,452    23,983,979
                                         -------------  ------------  -------------  ------------  ------------  ------------
    Total increase in net assets.......     30,402,705    72,593,682    112,131,969   130,776,606    14,457,177    25,124,990
Net assets at beginning of year........    126,176,972    53,583,290    637,996,720   507,220,114   124,358,090    99,233,100
                                         -------------  ------------  -------------  ------------  ------------  ------------
Net assets at end of year*.............  $ 156,579,677  $126,176,972  $ 750,128,689  $637,996,720  $138,815,267  $124,358,090
                                         =============  ============  =============  ============  ============  ============
* including undistributed net
 investment income of..................  $          --  $         --  $     409,615  $ 14,000,766  $  9,141,650  $  7,552,106

Advantus Series Fund, Inc.
Statements of Changes in Net Assets - continued
YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                CAPITAL
                                                  INDEX 500                   APPRECIATION
                                                  PORTFOLIO                    PORTFOLIO
                                         ----------------------------  --------------------------
                                             1999           1998           1999          1998
                                         -------------  -------------  ------------  ------------
Operations:
  Investment income -- net.............  $   5,080,124  $   5,083,595  $   (923,100) $   (677,156)
  Net realized gains (losses) on
   investements........................      8,470,614      5,982,474    40,283,314    51,782,047
  Net change in unrealized appreciation
   or depreciation of investments......    100,231,061    102,199,332    41,566,691    39,852,762
                                         -------------  -------------  ------------  ------------
    Net increase (decrease) in net
     assets resulting from
     operations........................    113,781,799    113,265,401    80,926,905    90,957,653
                                         -------------  -------------  ------------  ------------
Distributions to shareholders from:
  Investment income -- net.............    (10,083,595)    (3,885,375)           --            --
  Net realized gains...................     (8,167,486)    (2,435,409)  (52,034,035)  (17,585,344)
                                         -------------  -------------  ------------  ------------
    Total distributions................    (18,251,081)    (6,320,784)  (52,034,035)  (17,585,344)
                                         -------------  -------------  ------------  ------------
Capital share transactions (note 6):
  Proceeds from sales..................    206,284,610    172,079,899    69,233,507    72,728,540
  Shares issued as a result of
   reinvested distributions............     18,251,081      6,320,784    52,034,035    17,585,344
  Payments for redemption of shares....   (199,101,535)  (129,236,528)  (85,511,305)  (65,551,782)
                                         -------------  -------------  ------------  ------------
    Increase (decrease) in net assets
     from capital share transactions...     25,434,156     49,164,155    35,756,237    24,762,102
                                         -------------  -------------  ------------  ------------
    Total increase in net assets.......    120,964,874    156,108,772    64,649,107    98,134,411
Net assets at beginning of year........    536,859,491    380,750,719   392,799,647   294,665,236
                                         -------------  -------------  ------------  ------------
Net assets at end of year*.............  $ 657,824,365  $ 536,859,491  $457,448,754  $392,799,647
                                         =============  =============  ============  ============
* including undistributed net
 investment income of..................  $      80,124  $   5,083,595  $         --  $         --

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
                                          YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                        MATURING
                                               INTERNATIONAL               SMALL COMPANY               GOVERNMENT
                                                   STOCK                       GROWTH                   BOND 2002
                                                 PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                         --------------------------  --------------------------  -----------------------
                                             1999          1998          1999          1998         1999         1998
                                         ------------  ------------  ------------  ------------  -----------  ----------
Operations:
  Investment income -- net.............  $  6,521,852  $  7,914,482  $   (876,683) $   (508,379) $   421,786  $  299,076
  Net realized gains (losses) on
   investements........................    28,995,007    15,367,940    36,374,507   (14,937,281)     (19,742)     53,290
  Net change in unrealized appreciation
   or depreciation of investments......    28,324,477    (5,069,150)   48,401,789    17,789,046     (425,226)    112,608
                                         ------------  ------------  ------------  ------------  -----------  ----------
    Net increase (decrease) in net
     assets resulting from
     operations........................    63,841,336    18,213,272    83,899,613     2,343,386      (23,182)    464,974
                                         ------------  ------------  ------------  ------------  -----------  ----------
Distributions to shareholders from:
  Investment income -- net.............    (7,999,361)   (8,175,659)           --            --     (421,076)   (326,884)
  Net realized gains...................   (15,540,036)   (8,049,161)           --            --           --     (68,111)
                                         ------------  ------------  ------------  ------------  -----------  ----------
    Total distributions................   (23,539,397)  (16,224,820)           --            --     (421,076)   (394,995)
                                         ------------  ------------  ------------  ------------  -----------  ----------
Capital share transactions (note 6):
  Proceeds from sales..................    72,079,888    77,740,160    48,493,150    58,982,956    5,070,623   2,802,444
  Shares issued as a result of
   reinvested distributions............    23,539,397    16,224,820            --            --      421,076     394,995
  Payments for redemption of shares....   (82,944,819)  (72,251,315)  (57,858,209)  (48,896,516)  (1,741,050)   (621,680)
                                         ------------  ------------  ------------  ------------  -----------  ----------
    Increase (decrease) in net assets
     from capital share transactions...    12,674,466    21,713,665    (9,365,059)   10,086,440    3,750,649   2,575,759
                                         ------------  ------------  ------------  ------------  -----------  ----------
    Total increase in net assets.......    52,976,405    23,702,117    74,534,554    12,429,826    3,306,391   2,645,738
Net assets at beginning of year........   310,872,553   287,170,436   195,346,558   182,916,732    6,854,180   4,208,442
                                         ------------  ------------  ------------  ------------  -----------  ----------
Net assets at end of year*.............  $363,848,958  $310,872,553  $269,881,112  $195,346,558  $10,160,571  $6,854,180
                                         ============  ============  ============  ============  ===========  ==========
* including undistributed net
 investment income of..................  $  5,722,102  $ 10,322,676  $         --  $         --  $     3,786  $    3,076

Advantus Series Fund, Inc.
Statements of Changes in Net Assets - continued
YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                 MATURING                  MATURING
                                                GOVERNMENT                GOVERNMENT
                                                BOND 2006                 BOND 2010
                                                PORTFOLIO                 PORTFOLIO
                                         ------------------------  ------------------------
                                            1999         1998         1999         1998
                                         -----------  -----------  -----------  -----------
Operations:
  Investment income -- net.............  $   376,514  $   287,830  $   312,933  $   231,080
  Net realized gains (losses) on
   investements........................      (48,930)      14,313           85        2,583
  Net change in unrealized appreciation
   or depreciation of investments......     (865,808)     393,989     (979,955)     350,712
                                         -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................     (538,224)     696,132     (666,937)     584,375
                                         -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income -- net.............     (374,327)    (321,152)    (231,080)    (166,131)
  Net realized gains...................           --      (25,396)     (10,517)      (3,318)
  Tax return of capital................           --           --           --           --
                                         -----------  -----------  -----------  -----------
    Total distributions................     (374,327)    (346,548)    (241,597)    (169,449)
                                         -----------  -----------  -----------  -----------
Capital share transactions (note 6):
  Proceeds from sales..................    1,720,301    3,615,922    2,038,505    3,483,945
  Shares issued as a result of
   reinvested distributions............      374,327      346,548      241,597      169,449
  Payments for redemption of shares....   (1,791,410)  (1,342,384)  (2,077,689)  (1,596,250)
                                         -----------  -----------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...      303,218    2,620,086      202,413    2,057,144
                                         -----------  -----------  -----------  -----------
    Total increase (decrease) in net
     assets............................     (609,333)   2,969,670     (706,121)   2,472,070
Net assets at beginning of year........    6,869,857    3,900,187    5,648,453    3,176,383
                                         -----------  -----------  -----------  -----------
Net assets at end of year*.............  $ 6,260,524  $ 6,869,857  $ 4,942,332  $ 5,648,453
                                         ===========  ===========  ===========  ===========
* including undistributed
 (distributions in excess of) net
 investment income of..................  $     2,514  $       327  $   312,933  $   231,080

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
                                          YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                   VALUE                  SMALL COMPANY                 GLOBAL
                                                   STOCK                      VALUE                      BOND
                                                 PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                         --------------------------  ------------------------  ------------------------
                                             1999          1998         1999         1998         1999         1998
                                         ------------  ------------  -----------  -----------  -----------  -----------
Operations:
  Investment income -- net.............  $  2,544,301  $  3,275,701  $   146,405  $    96,452  $ 1,850,693  $ 1,303,782
  Net realized gains (losses) on
   investements........................     8,724,028   (11,432,200)    (724,418)    (559,881)  (2,333,129)   1,799,029
  Net change in unrealized appreciation
   or depreciation of investments......   (10,353,629)   11,461,312      409,866       46,696   (2,043,163)     987,582
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................       914,700     3,304,813     (168,147)    (416,733)  (2,525,599)   4,090,393
                                         ------------  ------------  -----------  -----------  -----------  -----------
Distributions to shareholders from:
  Investment income -- net.............    (5,725,701)           --     (150,000)    (111,242)    (908,156)    (878,174)
  Net realized gains...................            --      (344,373)          --           --     (141,029)  (1,678,937)
  Tax return of capital................            --            --           --         (548)          --           --
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Total distributions................    (5,725,701)     (344,373)    (150,000)    (111,790)  (1,049,185)  (2,557,111)
                                         ------------  ------------  -----------  -----------  -----------  -----------
Capital share transactions (note 6):
  Proceeds from sales..................    45,459,132    73,779,055    6,559,658    7,489,165    7,332,871    5,272,273
  Shares issued as a result of
   reinvested distributions............     5,725,701       344,373      150,000      111,790    1,049,185    2,557,111
  Payments for redemption of shares....   (69,039,954)  (71,131,363)  (2,519,839)  (3,603,869)  (3,866,428)  (3,229,318)
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Increase (decrease) in net assets
     from capital share transactions...   (17,855,121)    2,992,065    4,189,819    3,997,086    4,515,628    4,600,066
                                         ------------  ------------  -----------  -----------  -----------  -----------
    Total increase (decrease) in net
     assets............................   (22,666,122)    5,952,505    3,871,672    3,468,563      940,844    6,133,348
Net assets at beginning of year........   214,045,899   208,093,394    8,645,868    5,177,305   31,152,068   25,018,720
                                         ------------  ------------  -----------  -----------  -----------  -----------
Net assets at end of year*.............  $191,379,777  $214,045,899  $12,517,540  $ 8,645,868  $32,092,912  $31,152,068
                                         ============  ============  ===========  ===========  ===========  ===========
* including undistributed
 (distributions in excess of) net
 investment income of..................  $     94,301  $  3,275,701  $     8,863  $        --  $  (208,416) $   212,891

Advantus Series Fund, Inc.
Statements of Changes in Net Assets - continued
YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                INDEX 400
                                                 MID-CAP
                                                PORTFOLIO
                                         ------------------------
                                            1999         1998
                                         -----------  -----------
Operations:
  Investment income (loss) -- net......  $   110,929  $    51,264
  Net realized gains (losses) on
   investements........................    1,165,577      829,653
  Net change in unrealized appreciation
   or depreciation of investments......    1,664,366      573,973
                                         -----------  -----------
    Net increase (decrease) in net
     assets resulting from
     operations........................    2,940,872    1,454,890
                                         -----------  -----------
Distributions to shareholders from:
  Investment income -- net.............      (98,500)     (64,340)
  Net realized gains...................   (1,658,627)    (184,870)
  Tax return of capital................           --           --
                                         -----------  -----------
    Total distributions................   (1,757,127)    (249,210)
                                         -----------  -----------
Capital share transactions (note 6):
  Proceeds from sales..................   14,710,439    7,061,818
  Shares issued as a result of
   reinvested distributions............    1,757,127      249,210
  Payments for redemption of shares....   (3,805,290)  (3,057,348)
                                         -----------  -----------
    Increase in net assets from capital
     share transactions................   12,662,276    4,253,680
                                         -----------  -----------
    Total increase in net assets.......   13,846,021    5,459,360
Net assets at beginning of year........   10,511,250    5,051,890
                                         -----------  -----------
Net assets at end of year*.............  $24,357,271  $10,511,250
                                         ===========  ===========
* including undistributed net
 investment income of..................  $    12,429  $        --

(a)  Period from April 24, 1998, commencement of operations, to December 31,
     1998.

See accompanying notes to financial statements.

                                                      ADVANTUS SERIES FUND, INC.
                                 STATEMENTS OF CHANGES IN NET ASSETS - continued
                                          YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                MACRO-CAP                 MICRO-CAP                REAL ESTATE
                                                  VALUE                     GROWTH                 SECURITIES
                                                PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                         ------------------------  ------------------------  -----------------------
                                            1999         1998         1999         1998         1999       1998(A)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Operations:
  Investment income (loss) -- net......  $    96,533  $    46,797  $   (73,150) $   (21,765) $   252,754  $  176,203
  Net realized gains (losses) on
   investements........................      700,348      558,046    5,447,807     (819,037)    (579,299)   (395,155)
  Net change in unrealized appreciation
   or depreciation of investments......      382,932    1,033,299   14,803,544    1,805,838       87,999    (462,761)
                                         -----------  -----------  -----------  -----------  -----------  ----------
    Net increase (decrease) in net
     assets resulting from
     operations........................    1,179,813    1,638,142   20,178,201      965,036     (238,546)   (681,713)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Distributions to shareholders from:
  Investment income -- net.............      (98,097)     (45,572)          --           --     (252,754)   (175,908)
  Net realized gains...................     (826,182)    (437,926)          --           --           --          --
  Tax return of capital................           --           --           --           --      (60,746)    (28,239)
                                         -----------  -----------  -----------  -----------  -----------  ----------
    Total distributions................     (924,279)    (483,498)          --           --     (313,500)   (204,147)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Capital share transactions (note 6):
  Proceeds from sales..................   13,357,586    7,280,348   19,083,551    4,104,094    1,811,607   6,173,915
  Shares issued as a result of
   reinvested distributions............      924,279      483,498           --           --      313,500     204,147
  Payments for redemption of shares....   (3,055,089)  (2,753,948)  (4,742,527)  (1,625,610)  (1,069,575)   (169,741)
                                         -----------  -----------  -----------  -----------  -----------  ----------
    Increase in net assets from capital
     share transactions................   11,226,776    5,009,898   14,341,024    2,478,484    1,055,532   6,208,321
                                         -----------  -----------  -----------  -----------  -----------  ----------
    Total increase in net assets.......   11,482,310    6,164,542   34,519,225    3,443,520      503,486   5,322,461
Net assets at beginning of year........   11,087,966    4,923,424    8,034,445    4,590,925    5,322,461          --
                                         -----------  -----------  -----------  -----------  -----------  ----------
Net assets at end of year*.............  $22,570,276  $11,087,966  $42,553,670  $ 8,034,445  $ 5,825,947  $5,322,461
                                         ===========  ===========  ===========  ===========  ===========  ==========
* including undistributed net
 investment income of..................  $        33  $     1,597  $        --  $        --  $        --  $       --

(a)  Period from April 24, 1998, commencement of operations, to December 31,
     1998.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

(1) ORGANIZATION

    Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for Global Bond Portfolio), open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market, International Stock, Macro-Cap Value and Global Bond Portfolios, are valued at market. For International Stock, Macro-Cap Value and Global Bond Portfolios, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 1999, which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Bond...............................................................  $ 5,531,670
Mortgage Securities................................................    3,054,354
Maturing Government Bond 2002......................................       18,739
Maturing Government Bond 2006......................................       33,411
Maturing Government Bond 2010......................................       11,305
Value Stock........................................................    1,417,246
Small Company Value................................................    1,224,022
Global Bond........................................................      946,758
Real Estate Securities.............................................      888,601

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                                              UNDISTRIBUTED
                                                                   NET        ACCUMULATED   ADDITIONAL
                                                               INVESTMENT      REALIZED      PAID IN
                                                                 INCOME        GAIN/LOSS     CAPITAL
                                                              -------------   -----------   ----------
Capital Appreciation........................................   $   923,100    $ (923,100)    $    --
International Stock.........................................    (3,123,065)    3,129,175      (6,110)
Small Company Growth........................................       876,683      (876,683)         --
Small Company Value.........................................        12,458        (8,863)     (3,595)
Global Bond.................................................    (1,363,844)    1,363,844          --
Micro-Cap Growth............................................        73,150       (73,150)         --

  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended December 31, 1999, the cost of purchases and proceeds from sales of investment securities aggregated $724,847,153 and $694,720,259, respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 1999 were as follows:

                                                      PURCHASES        SALES
                                                     ------------  -------------
Growth.............................................  $329,400,685  $321,338,446
Bond...............................................   267,365,152   247,005,224
Asset Allocation...................................   662,966,351   629,573,084
Mortgage Securities................................   124,655,145   103,398,364
Index 500..........................................   161,992,973   151,171,118
Capital Appreciation...............................   424,491,035   431,136,238
International Stock................................   108,413,957   103,671,992
Small Company Growth...............................   194,700,475   204,431,619
Maturing Government Bond 2002......................     5,425,883     1,662,446
Maturing Government Bond 2006......................     1,286,861       921,942
Maturing Government Bond 2010......................     1,512,136     1,217,425
Value Stock........................................   250,213,907   265,757,667
Small Company Value................................    13,260,031     9,776,286
Global Bond........................................    88,483,874    84,856,283
Index 400 Mid-Cap..................................    22,831,134    11,737,520
Macro-Cap Value....................................    25,669,118    16,131,035
Micro-Cap Growth...................................    22,804,453    14,929,971
Real Estate Securities.............................     6,658,344     5,650,922

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On December 31, 1999, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

      EXCHANGE               CURRENCY TO BE             CURRENCY TO BE         UNREALIZED      UNREALIZED
        DATE                   DELIVERED                   RECEIVED           APPRECIATION    DEPRECIATION
---------------------   ------------------------   ------------------------  --------------  --------------
       01/18/00           1,368,065     US$          2,022,000     CAD          $ 31,398        $     --
       01/18/00           1,676,000     US$          1,546,625     EUR                --         116,389
       02/01/00          10,221,698     SEK          1,178,315     EUR                --          14,712
       02/01/00           2,951,173     SEK            340,685     EUR                --           3,758
       02/07/00         100,000,000     JPY            923,549     EUR                --          52,007
       02/10/00         138,437,730     GRD            410,000     EUR                --           6,579
       02/10/00         117,985,000     GRD            350,000     EUR                --           5,028
       02/10/00         275,624,000     GRD            818,142     EUR                --          11,230
       02/10/00         303,000,000     GRD            902,511     EUR                --           9,207
       02/10/00             903,601     EUR        303,000,000     GRD             8,105
       02/10/00           1,588,199     EUR        532,046,730     GRD            12,678              --
       02/07/00             930,977     EUR        100,000,000     JPY            44,505              --
       02/18/00             701,560     EUR         75,800,000     JPY            38,517              --
       02/18/00             694,826     EUR         75,800,000     JPY            45,323              --
       02/14/00             540,195     EUR          4,398,000     NOK             2,929              --
       01/18/00             114,096     EUR            117,000     US$             1,946              --
       01/18/00           1,520,234     EUR          1,559,000     US$            26,001              --
       02/22/00           3,100,000     US$          2,969,576     EUR                --          97,215
       02/22/00           3,038,620     EUR          3,100,000     US$            27,399              --
                                                                                --------        --------
                                                                                $238,801        $316,125
                                                                                ========        ========

CAD  Canadian Dollar
EUR  Euro
GRD  Greek Drachma
JPY  Japanese Yen
NOK  Norwegian Krone
SEK  Swedish Krona
US$  United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Minnesota Life. Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

                                                                  ANNUAL FEE
                                          ----------------------------------------------------------
Growth..................................    .50%
Bond....................................    .50%
Money Market............................    .50%
Asset Allocation........................    .50%
Mortgage Securities.....................    .50%
Index 500...............................    .40%
Capital Appreciation....................    .75%
International Stock.....................   1.00%  on the first $10 million in net assets
                                            .90%  on the next $15 million
                                            .80%  on the next $25 million
                                            .75%  on the next $50 million
                                            .65%  thereafter
Small Company Growth....................    .75%
Maturing Government Bond 2002...........    .25%
Maturing Government Bond 2006...........    .25%
Maturing Government Bond 2010...........    .25%
Value Stock.............................    .75%
Small Company Value.....................    .75%
Global Bond.............................    .60%
Index 400 Mid-Cap.......................    .40%
Macro-Cap Value.........................    .70%
Micro-Cap Growth........................   1.10%
Real Estate Securities..................    .75%

Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                                SUB-ADVISOR                                  FEE
---------                                -----------                 -------------------------------------
Capital Appreciation       Winslow Capital Management, Inc           .375%
International Stock        Templeton Investment Counsel, Inc.        .75%   on the first $10 million in
                                                                             net assets
                                                                     .65%   on the next $15 million
                                                                     .55%   on the next $25 million
                                                                     .50%   on the next $50 million
                                                                     .40%   thereafter
Global Bond                Julius Baer Investment Management, Inc.   .30%
Macro-Cap Value            J.P. Morgan Investment Management, Inc.   .45%
Micro-Cap Growth           Wall Street Associates                    .85%

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, organizational costs and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Minnesota Life directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Minnesota Life. Minnesota Life has voluntarily agreed to absorb all fees and expenses for each Portfolio that exceed various percentages of average daily net assets. During the year ended, Minnesota Life voluntarily agreed to absorb $53,336, $56,178, $55,419, $67,886, $70,044, $102,703, $50,020 and $63,511 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities Portfolios, respectively.

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $3,900 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee is $2,800 per month for each Portfolio. Prior to February 1, 1999, the administrative services fee was $2,500 per month for each Portfolio.

The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .08% of the first $150 million in net assets and .05% of net assets in excess of $150 million.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares of Portfolios for the year ended December 31, 1999 and the year ended December 31, 1998 (period from April 24, 1998 to
December 31, 1998 for Real Estate Securities) were as follows:

                                                                        GROWTH                         BOND
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................    42,839,351     41,346,130     44,447,081     49,909,742
Issued for reinvested distributions.........................     5,597,679     25,337,264     10,863,182      8,381,732
Redeemed....................................................   (41,077,172)   (33,461,190)   (37,836,298)   (27,061,069)
                                                              ------------   ------------   ------------   ------------
                                                                 7,359,858     33,222,204     17,473,965     31,230,405
                                                              ============   ============   ============   ============

                                                                     MONEY MARKET                ASSET ALLOCATION
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................   196,147,412    166,508,271     59,907,235     54,674,972
Issued for reinvested distributions.........................     6,599,969      3,531,071     28,365,669     25,210,015
Redeemed....................................................  (172,344,676)   (97,445,660)   (53,909,578)   (49,971,834)
                                                              ------------   ------------   ------------   ------------
                                                                30,402,705     72,593,682     34,363,326     29,913,153
                                                              ============   ============   ============   ============

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                                                  MORTGAGE SECURITIES                INDEX 500
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................    36,777,720     35,510,767     49,686,146     50,147,731
Issued for reinvested distributions.........................     6,511,621      5,053,091      4,378,781      1,818,869
Redeemed....................................................   (26,626,624)   (20,373,512)   (47,233,005)   (37,336,685)
                                                              ------------   ------------   ------------   ------------
                                                                16,662,717     20,190,346      6,831,922     14,629,915
                                                              ============   ============   ============   ============

                                                                 CAPITAL APPRECIATION           INTERNATIONAL STOCK
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................    22,418,718     24,386,231     41,001,132     44,370,773
Issued for reinvested distributions.........................    17,936,740      5,619,457     14,386,485      8,756,986
Redeemed....................................................   (27,938,372)   (22,253,582)   (47,503,619)   (41,788,154)
                                                              ------------   ------------   ------------   ------------
                                                                12,417,086      7,752,106      7,883,998     11,339,605
                                                              ============   ============   ============   ============

                                                                                             MATURING GOVERNMENT BOND
                                                                 SMALL COMPANY GROWTH                  2002
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................    28,170,922     37,038,532      4,624,824      2,485,026
Issued for reinvested distributions.........................            --             --        398,816        359,011
Redeemed....................................................   (34,140,673)   (30,987,936)    (1,590,033)      (564,982)
                                                              ------------   ------------   ------------   ------------
                                                                (5,969,751)     6,050,596      3,433,607      2,279,055
                                                              ============   ============   ============   ============

                                                               MATURING GOVERNMENT BOND      MATURING GOVERNMENT BOND
                                                                         2006                          2010
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................     1,435,106      2,927,288      1,602,449      2,600,917
Issued for reinvested distributions.........................       343,513        279,975        186,504        135,253
Redeemed....................................................    (1,497,984)    (1,092,077)    (1,644,699)    (1,187,008)
                                                              ------------   ------------   ------------   ------------
                                                                   280,635      2,115,186        144,254      1,549,162
                                                              ============   ============   ============   ============

                                                                      VALUE STOCK               SMALL COMPANY VALUE
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................    26,200,731     43,695,075      7,303,801      7,480,763
Issued for reinvested distributions.........................     3,356,163        186,228        167,362        119,062
Redeemed....................................................   (39,454,214)   (42,411,503)    (2,800,436)    (3,500,677)
                                                              ------------   ------------   ------------   ------------
                                                                (9,897,320)     1,469,800      4,670,727      4,099,148
                                                              ============   ============   ============   ============

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                                                      GLOBAL BOND                INDEX 400 MID-CAP
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................     7,504,432      4,989,627     13,266,825      6,762,825
Issued for reinvested distributions.........................     1,097,583      2,452,206      1,593,032        227,697
Redeemed....................................................    (3,985,565)    (3,151,023)    (3,424,608)    (2,859,726)
                                                              ------------   ------------   ------------   ------------
                                                                 4,616,450      4,290,810     11,435,249      4,130,796
                                                              ============   ============   ============   ============

                                                                    MACRO-CAP VALUE              MICRO-CAP GROWTH
                                                              ---------------------------   ---------------------------
                                                                  1999           1998           1999           1998
                                                              ------------   ------------   ------------   ------------
Sold........................................................    11,509,155      6,894,356     12,260,117      4,500,340
Issued for reinvested distributions.........................       799,052        426,710             --             --
Redeemed....................................................    (2,636,601)    (2,644,430)    (3,263,605)    (1,708,214)
                                                              ------------   ------------   ------------   ------------
                                                                 9,671,606      4,676,636      8,996,512      2,792,126
                                                              ============   ============   ============   ============

                                                                REAL ESTATE SECURITIES
                                                              ---------------------------
                                                                  1999           1998
                                                              ------------   ------------
Sold........................................................     2,176,152      6,324,307
Issued for reinvested distributions.........................       418,384        250,807
Redeemed....................................................    (1,289,081)      (176,722)
                                                              ------------   ------------
                                                                 1,305,455      6,398,392
                                                              ============   ============

(7) ILLIQUID SECURITIES

    Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 1999, investments in securities of Bond, Asset Allocation, Mortgage Securities and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities and International Stock were $6,537,984, $12,080,750, $19,250,681 and $7,831,924, respectively, which represent 3.6%, 1.6%, 13.9% and 2.2% of net assets, respectively. Securities are valued by procedures described in note 2. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              1999        1998      1997(B)       1996        1995
                                            --------    --------    --------    --------    --------
Net asset value, beginning of year......    $   2.74    $   2.40    $   2.34    $   2.21    $   1.87
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................          --         .01         .02         .02         .02
  Net gains on securities (both realized
   and unrealized)......................         .67         .74         .62         .32         .41
                                            --------    --------    --------    --------    --------
    Total from investment operations....         .67         .75         .64         .34         .43
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................        (.01)       (.02)       (.02)       (.02)       (.02)
  Distributions from net realized
   gains................................        (.07)       (.39)       (.56)       (.19)       (.07)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.08)       (.41)       (.58)       (.21)       (.09)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   3.33    $   2.74    $   2.40    $   2.34    $   2.21
                                            ========    ========    ========    ========    ========
Total return(a).........................       25.67%      34.70%      33.41%      17.15%      24.28%
Net assets, end of year (in
 thousands).............................    $594,676    $468,382    $330,816    $248,465    $201,678
Ratio of expenses to average daily net
 assets.................................         .53%        .53%        .55%        .59%        .55%
Ratio of net investment income to
 average daily net assets...............         .12%        .40%       1.16%       1.04%       1.04%
Portfolio turnover rate (excluding
 short-term securities).................        65.3%       66.4%      120.1%      154.7%       91.9%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

BOND PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              1999        1998      1997(B)       1996        1995
                                            --------    --------    --------    --------    --------
Net asset value, beginning of year......    $   1.31    $   1.33    $   1.28    $   1.33    $   1.16
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................         .07         .06         .08         .06         .07
  Net gains (losses) on securities (both
   realized and unrealized).............        (.10)        .01         .04        (.03)        .15
                                            --------    --------    --------    --------    --------
    Total from investment operations....        (.03)        .07         .12         .03         .22
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................        (.07)       (.07)       (.07)       (.07)       (.05)
  Distributions from net realized
   gains................................        (.03)       (.02)         --        (.01)         --
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.10)       (.09)       (.07)       (.08)       (.05)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   1.18    $   1.31    $   1.33    $   1.28    $   1.33
                                            ========    ========    ========    ========    ========
Total return(a).........................       (2.73)%      6.08%       9.42%       2.96%      19.75%
Net assets, end of year (in
 thousands).............................    $181,881    $178,793    $139,824    $125,886    $101,045
Ratio of expenses to average daily net
 assets.................................         .56%        .55%        .57%        .56%        .58%
Ratio of net investment income to
 average daily net assets...............        5.92%       5.84%       6.39%       6.36%       6.57%
Portfolio turnover rate (excluding
 short-term securities).................       140.8%      252.1%      200.0%      154.0%      205.4%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

MONEY MARKET PORTFOLIO

                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------
                                           1999      1998    1997(B)   1996     1995
                                         --------  --------  -------  -------  -------
Net asset value, beginning of year.....  $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                         --------  --------  -------  -------  -------
Income from investment operations:
  Net investment income................       .05       .05      .05      .05      .05
                                         --------  --------  -------  -------  -------
    Total from investment operations...       .05       .05      .05      .05      .05
                                         --------  --------  -------  -------  -------
Less distributions:
  Dividends from net investment
   income..............................      (.05)     (.05)    (.05)    (.05)    (.05)
                                         --------  --------  -------  -------  -------
    Total distributions................      (.05)     (.05)    (.05)    (.05)    (.05)
                                         --------  --------  -------  -------  -------
Net asset value, end of year...........  $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                         ========  ========  =======  =======  =======
Total return (a).......................      4.71%     4.97%    5.11%    4.92%    5.43%
Net assets, end of year (in
 thousands)............................  $156,580  $126,177  $53,583  $51,461  $30,166
Ratio of expenses to average daily net
 assets................................       .56%      .58%     .59%     .60%     .64%
Ratio of net investment income to
 average daily net assets..............      4.61%     4.84%    5.13%    4.81%    5.29%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

ASSET ALLOCATION PORTFOLIO

                                                     YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------
                                           1999      1998    1997(B)     1996      1995
                                         --------  --------  --------  --------  --------
Net asset value, beginning of year.....  $   2.28  $   2.03  $   1.87  $   1.83  $   1.52
                                         --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income................       .05       .05       .05       .05       .06
  Net gains on securities (both
   realized and unrealized)............       .27       .40       .27       .16       .31
                                         --------  --------  --------  --------  --------
    Total from investment operations...       .32       .45       .32       .21       .37
                                         --------  --------  --------  --------  --------
Less distributions:
  Dividends from net investment
   income..............................      (.10)     (.06)     (.05)     (.06)     (.05)
  Distributions from net realized
   gains...............................      (.11)     (.14)     (.11)     (.11)     (.01)
                                         --------  --------  --------  --------  --------
    Total distributions................      (.21)     (.20)     (.16)     (.17)     (.06)
                                         --------  --------  --------  --------  --------
Net asset value, end of year...........  $   2.39  $   2.28  $   2.03  $   1.87  $   1.83
                                         ========  ========  ========  ========  ========
Total return (a).......................     15.17%    23.65%    18.99%    12.50%    25.01%
Net assets, end of year
 (in thousands)........................  $750,129  $637,997  $507,220  $414,709  $349,010
Ratio of expenses to average daily net
 assets................................       .53%      .53%      .55%      .54%      .55%
Ratio of net investment income to
 average daily net assets..............      2.28%     2.51%     3.10%     3.09%     3.75%
Portfolio turnover rate (excluding
 short-term securities)................      97.0%    129.6%    140.2%    120.1%    157.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

MORTGAGE SECURITIES PORTFOLIO

                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------
                                           1999      1998    1997(B)   1996     1995
                                         --------  --------  -------  -------  -------
Net asset value, beginning of year.....  $   1.22  $   1.21  $  1.19  $  1.21  $  1.10
                                         --------  --------  -------  -------  -------
Income from investment operations:
  Net investment income................       .07       .08      .07      .08      .08
  Net gains (losses) on securities
   (both realized and unrealized)......      (.05)       --      .03     (.02)     .11
                                         --------  --------  -------  -------  -------
    Total from investment operations...       .02       .08      .10      .06      .19
                                         --------  --------  -------  -------  -------
Less distributions:
  Dividends from net investment
   income..............................      (.07)     (.07)    (.08)    (.08)    (.08)
                                         --------  --------  -------  -------  -------
    Total distributions................      (.07)     (.07)    (.08)    (.08)    (.08)
                                         --------  --------  -------  -------  -------
Net asset value, end of year...........  $   1.17  $   1.22  $  1.21  $  1.19  $  1.21
                                         ========  ========  =======  =======  =======
Total return (a).......................      1.99%     6.57%    9.14%    5.26%   18.01%
Net assets, end of year (in
 thousands)............................  $138,815  $124,358  $99,233  $75,992  $69,746
Ratio of expenses to average daily net
 assets................................       .57%      .57%     .59%     .58%     .58%
Ratio of net investment income to
 average daily net assets..............      6.88%     6.76%    7.08%    6.94%    7.09%
Portfolio turnover rate (excluding
 short-term securities)................      79.4%    116.7%   106.4%    70.0%   133.7%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 500 PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              1999        1998      1997(B)       1996        1995
                                            --------    --------    --------    --------    --------
Net asset value, beginning of year......    $   3.91    $   3.10    $   2.41    $   2.02    $   1.52
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.................         .04         .04         .03         .03         .03
  Net gains on securities (both realized
   and unrealized)......................         .74         .82         .73         .40         .51
                                            --------    --------    --------    --------    --------
    Total from investment operations....         .78         .86         .76         .43         .54
                                            --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
   income...............................        (.07)       (.03)       (.03)       (.03)       (.03)
  Distributions from net realized
   gains................................        (.06)       (.02)       (.04)       (.01)       (.01)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.13)       (.05)       (.07)       (.04)       (.04)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   4.56    $   3.91    $   3.10    $   2.41    $   2.02
                                            ========    ========    ========    ========    ========
Total return (a)........................       20.28%      27.99%      32.36%      21.64%      36.83%
Net assets, end of year
 (in thousands).........................    $657,824    $536,859    $380,751    $204,395    $123,999
Ratio of expenses to average daily net
 assets.................................         .45%        .44%        .45%        .45%        .47%
Ratio of net investment income to
 average daily net assets...............         .85%       1.08%       1.33%       1.77%       2.08%
Portfolio turnover rate (excluding
 short-term securities).................        25.6%       30.2%        8.3%       15.2%        4.8%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

CAPITAL APPRECIATION PORTFOLIO

                                                            YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              1999        1998      1997(B)       1996        1995
                                            --------    --------    --------    --------    --------
Net asset value, beginning of year......    $   3.54    $   2.85    $   2.47    $   2.16    $   1.81
                                            --------    --------    --------    --------    --------
Income from investment operations:
  Net investment loss...................        (.01)         --          --          --          --
  Net gains on securities (both realized
   and unrealized)......................         .64         .86         .62         .37         .40
                                            --------    --------    --------    --------    --------
    Total from investment operations....         .63         .86         .62         .37         .40
                                            --------    --------    --------    --------    --------
Less distributions:
  Distributions from net realized
   gains................................        (.47)       (.17)       (.24)       (.06)       (.05)
                                            --------    --------    --------    --------    --------
    Total distributions.................        (.47)       (.17)       (.24)       (.06)       (.05)
                                            --------    --------    --------    --------    --------
Net asset value, end of year............    $   3.70    $   3.54    $   2.85    $   2.47    $   2.16
                                            ========    ========    ========    ========    ========
Total return (a)........................       21.51%      30.83%      28.26%      17.61%      22.78%
Net assets, end of year (in
 thousands).............................    $457,449    $392,800    $294,665    $214,468    $163,520
Ratio of expenses to average daily net
 assets.................................         .79%        .78%        .80%        .85%        .80%
Ratio of net investment income (loss) to
 average daily net assets...............        (.24)%      (.21)%      (.12)%      (.09)%      (.15)%
Portfolio turnover rate (excluding
 short-term securities).................       114.1%       82.7%       74.0%       62.9%       51.1%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

INTERNATIONAL STOCK PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------
                                           1999      1998       1997(B)         1996        1995
                                         --------  --------  --------------  ----------  ----------
Net asset value, beginning of year.....  $   1.73  $   1.71     $   1.60      $   1.41    $   1.24
                                         --------  --------     --------      --------    --------
Income from investment operations:
  Net investment income................       .04       .04          .03           .03         .03
  Net gains on securities (both
   realized and unrealized)............       .31       .08          .15           .24         .14
                                         --------  --------     --------      --------    --------
    Total from investment operations...       .35       .12          .18           .27         .17
                                         --------  --------     --------      --------    --------
Less distributions:
  Dividends from net investment
   income..............................      (.05)     (.05)        (.05)         (.04)         --
  Distributions from net realized
   gains...............................      (.09)     (.05)        (.02)         (.04)         --
                                         --------  --------     --------      --------    --------
    Total distributions................      (.14)     (.10)        (.07)         (.08)         --
                                         --------  --------     --------      --------    --------
Net asset value, end of year...........  $   1.94  $   1.73     $   1.71      $   1.60    $   1.41
                                         ========  ========     ========      ========    ========
Total return (a).......................     21.43%     6.61%       11.94%        19.79%      14.23%
Net assets, end of year (in
 thousands)............................  $363,849  $310,873     $287,170      $213,608    $140,770
Ratio of expenses to average daily net
 assets................................       .90%      .94%         .97%         1.06%       1.04%
Ratio of net investment income to
 average daily net assets..............      2.03%     2.55%        2.29%         2.53%       2.69%
Portfolio turnover rate (excluding
 short-term securities)................      34.7%     22.4%        12.5%         11.5%       20.3%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY GROWTH PORTFOLIO

                                                          YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------
                                           1999      1998       1997(B)         1996       1995
                                         --------  --------  --------------  ----------  ---------
Net asset value, beginning of year.....  $   1.68  $   1.65     $   1.54      $   1.60    $  1.23
                                         --------  --------     --------      --------    -------
Income from investment operations:
  Net investment loss..................      (.01)       --           --            --         --
  Net gains on securities (both
   realized and unrealized)............       .77       .03          .11           .10        .39
                                         --------  --------     --------      --------    -------
    Total from investment operations...       .76       .03          .11           .10        .39
                                         --------  --------     --------      --------    -------
Less distributions:
  Distributions from net realized
   gains...............................        --        --           --          (.16)      (.02)
                                         --------  --------     --------      --------    -------
    Total distributions................        --        --           --          (.16)      (.02)
                                         --------  --------     --------      --------    -------
Net asset value, end of year...........  $   2.44  $   1.68     $   1.65      $   1.54    $  1.60
                                         ========  ========     ========      ========    =======
Total return (a).......................     45.63%     1.27%        7.75%         6.45%     32.06%
Net assets, end of year (in
 thousands)............................  $269,881  $195,347     $182,917      $144,544    $98,895
Ratio of expenses to average daily net
 assets................................       .80%      .79%         .82%          .81%       .84%
Ratio of net investment income (loss)
 to average daily net assets...........      (.45)%     (.28)%        (.05)%       .24%       .15%
Portfolio turnover rate (excluding
 short-term securities)................     105.1%     75.5%        63.8%         74.4%      61.3%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997 the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2002 PORTFOLIO

                                                  YEAR ENDED DECEMBER 31,
                                         -----------------------------------------
                                          1999     1998   1997(C)    1996    1995
                                         -------  ------  --------  ------  ------
Net asset value, beginning of year.....  $  1.11  $ 1.07   $ 1.05   $ 1.09  $  .93
                                         -------  ------   ------   ------  ------
Income from investment operations:
  Net investment income................      .05     .05      .06      .06     .07
  Net gains (losses) on securities
   (both realized and unrealized)......     (.06)    .06      .02     (.04)    .16
                                         -------  ------   ------   ------  ------
    Total from investment operations...     (.01)    .11      .08      .02     .23
                                         -------  ------   ------   ------  ------
Less distributions:
  Dividends from net investment
   income..............................     (.05)   (.06)    (.05)    (.06)   (.07)
  Distributions from net realized
   gains...............................       --    (.01)    (.01)      --      --
                                         -------  ------   ------   ------  ------
    Total distributions................     (.05)   (.07)    (.06)    (.06)   (.07)
                                         -------  ------   ------   ------  ------
Net asset value, end of year...........  $  1.05  $ 1.11   $ 1.07   $ 1.05  $ 1.09
                                         =======  ======   ======   ======  ======
Total return (a).......................     (.48)%   9.61%    8.50%   1.73%  25.02%
Net assets, end of year (in
 thousands)............................  $10,161  $6,854   $4,208   $3,900  $3,049
Ratio of expenses to average daily net
 assets (b)............................      .40%    .34%     .20%     .20%    .20%
Ratio of net investment income to
 average daily net assets (b)..........     5.37%   5.74%    5.99%    6.52%   6.52%
Portfolio turnover rate (excluding
 short-term securities)................     21.1%   35.2%    36.9%    21.9%     --

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $53,336, $37,949, $36,833, $31,158 and $24,709 in expenses for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.07%, 1.14%, 1.14% and 1.06%, respectively, and the ratio of net investment income to average daily net assets would have been 4.69%, 5.01%, 5.05%, 5.58% and 5.66%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                 YEAR ENDED DECEMBER 31,
                                         ----------------------------------------
                                          1999    1998   1997(C)    1996    1995
                                         ------  ------  --------  ------  ------
Net asset value, beginning of year.....  $ 1.25  $ 1.16   $ 1.09   $ 1.17  $  .92
                                         ------  ------   ------   ------  ------
Income from investment operations:
  Net investment income................     .07     .05      .07      .06     .07
  Net gains (losses) on securities
   (both realized and unrealized)......    (.16)    .11      .07     (.07)    .25
                                         ------  ------   ------   ------  ------
    Total from investment operations...    (.09)    .16      .14     (.01)    .32
                                         ------  ------   ------   ------  ------
Less distributions:
  Dividends from net investment
   income..............................    (.07)   (.06)    (.06)    (.06)   (.07)
  Distributions from net realized
   gains...............................      --    (.01)    (.01)    (.01)     --
                                         ------  ------   ------   ------  ------
    Total distributions................    (.07)   (.07)    (.07)    (.07)   (.07)
                                         ------  ------   ------   ------  ------
Net asset value, end of year...........  $ 1.09  $ 1.25   $ 1.16   $ 1.09  $ 1.17
                                         ======  ======   ======   ======  ======
Total return (a).......................   (7.81)%  14.37%   12.62%  (1.21)%  34.72%
Net assets, end of year
 (in thousands)........................  $6,261  $6,870   $3,900   $3,095  $2,570
Ratio of expenses to average daily net
 assets (b)............................     .40%    .40%     .40%     .40%    .40%
Ratio of net investment income to
 average daily net assets (b)..........    5.76%   5.57%    6.23%    6.43%   6.56%
Portfolio turnover rate (excluding
 short-term securities)................    19.8%   21.6%     3.1%    25.7%   10.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $56,178, $37,165, $37,425, $31,536 and $25,199 in expenses for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.26%, 1.12%, 1.50%, 1.58% and 1.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.90%, 4.85%, 5.13%, 5.25% and 5.40%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                 YEAR ENDED DECEMBER 31,
                                         ---------------------------------------
                                          1999    1998   1997(C)   1996    1995
                                         ------  ------  -------  ------  ------
Net asset value, beginning of year.....  $ 1.41  $ 1.29  $ 1.17   $ 1.21  $  .91
                                         ------  ------  ------   ------  ------
Income from investment operations:
  Net investment income................     .08     .06     .07      .05     .07
  Net gains (losses) on securities
   (both realized and unrealized)......    (.24)    .12     .11     (.09)    .30
                                         ------  ------  ------   ------  ------
    Total from investment operations...    (.16)    .18     .18     (.04)    .37
                                         ------  ------  ------   ------  ------
Less distributions:
  Dividends from net investment
   income..............................    (.06)   (.06)   (.05)      --    (.07)
  Distributions from net realized
   gains...............................      --      --    (.01)      --      --
                                         ------  ------  ------   ------  ------
    Total distributions................    (.06)   (.06)   (.06)      --    (.07)
                                         ------  ------  ------   ------  ------
Net asset value, end of year...........  $ 1.19  $ 1.41  $ 1.29   $ 1.17  $ 1.21
                                         ======  ======  ======   ======  ======
Total return (a).......................  (11.54)%  14.28%  17.87%  (3.42)%  41.22%
Net assets, end of year (in
 thousands)............................  $4,942  $5,648  $3,176   $2,813  $1,384
Ratio of expenses to average daily net
 assets (b)............................     .40%    .40%    .40%     .40%    .40%
Ratio of net investment income to
 average daily net assets (b)..........    5.82%   5.48%   6.18%    6.40%   6.58%
Portfolio turnover rate (excluding
 short-term securities)................    28.4%   28.2%   39.3%    71.0%     --

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $55,419, $39,052, $38,967, $33,042 and $26,308 in expenses for the years ended December 31, 1999, 1998, 1997, 1996 and 1995, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.43%, 1.33%, 1.85%, 2.18% and 2.68%, respectively, and the ratio of net investment income to average daily net assets would have been 4.79%, 4.55%, 4.73%, 4.62% and 4.30%, repsectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

VALUE STOCK PORTFOLIO

                                                    YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------
                                           1999      1998    1997(C)    1996     1995
                                         --------  --------  --------  -------  -------
Net asset value, beginning of year.....  $   1.76  $   1.73  $   1.59  $  1.31  $  1.04
                                         --------  --------  --------  -------  -------
Income from investment operations:
  Net investment income................       .02       .03       .01      .01      .01
  Net gains (losses) on securities
   (both realized and unrealized)......      (.02)       --       .32      .39      .33
                                         --------  --------  --------  -------  -------
    Total from investment operations...        --       .03       .33      .40      .34
                                         --------  --------  --------  -------  -------
Less distributions:
  Dividends from net investment
   income..............................      (.05)       --      (.02)    (.01)    (.01)
  Distributions from net realized
   gains...............................        --        --      (.17)    (.11)    (.06)
                                         --------  --------  --------  -------  -------
    Total distributions................      (.05)       --      (.19)    (.12)    (.07)
                                         --------  --------  --------  -------  -------
Net asset value, end of year...........  $   1.71  $   1.76  $   1.73  $  1.59  $  1.31
                                         ========  ========  ========  =======  =======
Total return (a).......................       .27%     1.75%    21.19%   30.95%   32.96%
Net assets, end of year (in
 thousands)............................  $191,380  $214,046  $208,093  $97,187  $31,825
Ratio of expenses to average daily net
 assets (b)............................       .80%      .79%      .80%     .83%     .89%
Ratio of net investment income to
 average daily net assets (b)..........      1.26%     1.54%     1.13%    1.28%    1.25%
Portfolio turnover rate (excluding
 short-term securities)................     131.2%     88.9%    115.4%    88.6%   164.2%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $11,610 in expenses for the year ended December 31, 1995. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been .95%, and the ratio of net investment income to average daily net assets would have been 1.19%.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

SMALL COMPANY VALUE PORTFOLIO

                                                          PERIOD FROM
                                           YEAR ENDED      OCTOBER 1,
                                          DECEMBER 31,     1997(A) TO
                                         ---------------  DECEMBER 31,
                                          1999     1998       1997
                                         -------  ------  ------------
Net asset value, beginning of period...  $   .95  $ 1.03     $ 1.01
                                         -------  ------     ------
Income from investment operations:
  Net investment income................      .01     .01         --
  Net gains (losses) on securities
   (both realized and unrealized)......     (.04)   (.08)       .02
                                         -------  ------     ------
    Total from investment operations...     (.03)   (.07)       .02
                                         -------  ------     ------
Less distributions:
  Dividends from net investment
   income..............................     (.01)   (.01)        --
                                         -------  ------     ------
    Total distributions................     (.01)   (.01)        --
                                         -------  ------     ------
Net asset value, end of period.........  $   .91  $  .95     $ 1.03
                                         =======  ======     ======
Total return (b).......................    (3.07)%  (6.75)%      2.30%
Net assets, end of period
 (in thousands)........................  $12,518  $8,646     $5,177
Ratio of expenses to average daily net
 assets (c)............................      .90%    .90%       .90%(d)
Ratio of net investment income to
 average daily net assets (c)..........     1.42%   1.52%      1.13%(d)
Portfolio turnover rate (excluding
 short-term securities)................    101.5%   70.2%      13.0%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $67,886, $58,848 and $11,517 in expenses for the years ended December 31, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.56%, 1.83% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been .76%, .59% and .25%, respectively.
(d)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

GLOBAL BOND PORTFOLIO

                                                                            PERIOD FROM
                                                     YEAR ENDED              OCTOBER 1,
                                                    DECEMBER 31,             1997(A) TO
                                            ----------------------------    DECEMBER 31,
                                                1999            1998            1997
                                            ------------    ------------    ------------
Net asset value, beginning of period....      $  1.05         $   .98         $  1.00
                                              -------         -------         -------
Income from investment operations:
  Net investment income (loss)..........          .05             .05            (.02)
  Net gains (losses) on securities (both
   realized and unrealized).............         (.13)            .11             .02
                                              -------         -------         -------
    Total from investment operations....         (.08)            .16              --
                                              -------         -------         -------
Less distributions:
  Dividends from net investment
   income...............................         (.03)           (.03)           (.01)
  Distributions from net realized
   gains................................           --            (.06)             --
  Excess distributions from net
   investment income....................           --              --            (.01)
                                              -------         -------         -------
    Total distributions.................         (.03)           (.09)           (.02)
                                              -------         -------         -------
Net asset value, end of period..........      $   .94         $  1.05         $   .98
                                              =======         =======         =======
Total return (b)........................        (7.81)%         16.18%            .10%
Net assets, end of period (in
 thousands).............................      $32,093         $31,152         $25,019
Ratio of expenses to average daily net
 assets.................................          .94%           1.13%           1.60%(c)
Ratio of net investment income to
 average daily net assets...............         5.90%           4.86%           3.66%(c)
Portfolio turnover rate (excluding
 short-term securities).................        287.4%          285.3%          120.5%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

INDEX 400 MID-CAP PORTFOLIO

                                                           PERIOD FROM
                                            YEAR ENDED      OCTOBER 1,
                                           DECEMBER 31,     1997(A) TO
                                         ----------------  DECEMBER 31,
                                          1999     1998        1997
                                         -------  -------  ------------
Net asset value, beginning of period...  $  1.15  $  1.01     $ 1.00
                                         -------  -------     ------
Income from investment operations:
  Net investment income................       --      .01         --
  Net gains on securities (both
   realized and unrealized)............      .15      .16        .01
                                         -------  -------     ------
    Total from investment operations...      .15      .17        .01
                                         -------  -------     ------
Less distributions:
  Dividends from net investment
   income..............................       --     (.01)        --
  Distributions from net realized
   gains...............................     (.12)    (.02)        --
                                         -------  -------     ------
    Total distributions................     (.12)    (.03)        --
                                         -------  -------     ------
Net asset value, end of period.........  $  1.18  $  1.15     $ 1.01
                                         =======  =======     ======
Total return (b).......................    15.96%   16.68%       .06%
Net assets, end of period (in
 thousands)............................  $24,357  $10,511     $5,052
Ratio of expenses to average daily net
 assets (c)............................      .55%     .55%       .55%(d)
Ratio of net investment income to
 average daily net assets (c)..........      .72%     .78%       .89%(d)
Portfolio turnover rate (excluding
 short-term securities)................     76.6%    85.4%       4.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $70,044, $52,946 and $14,670 in expenses for the years ended December 31, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.00%, 1.36% and 1.70%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .27%, (.03)% and (.26)%, respectively.
(d)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

MACRO-CAP VALUE PORTFOLIO

                                                           PERIOD FROM
                                            YEAR ENDED     OCTOBER 15,
                                           DECEMBER 31,     1997(A) TO
                                         ----------------  DECEMBER 31,
                                          1999     1998        1997
                                         -------  -------  ------------
Net asset value, beginning of period...  $  1.14  $   .97     $ 1.00
                                         -------  -------     ------
Income from investment operations:
  Net investment income................      .01      .01         --
  Net gains (losses) on securities
   (both realized and unrealized)......      .07      .21       (.02)
                                         -------  -------     ------
    Total from investment operations...      .08      .22       (.02)
                                         -------  -------     ------
Less distributions:
  Dividends from net investment
   income..............................     (.01)      --       (.01)
  Distributions from net realized
   gains...............................     (.05)    (.05)        --
                                         -------  -------     ------
    Total distributions................     (.06)    (.05)      (.01)
                                         -------  -------     ------
Net asset value, end of period.........  $  1.16  $  1.14     $  .97
                                         =======  =======     ======
Total return (b).......................     7.17%   22.33%     (2.13)%
Net assets, end of period (in
 thousands)............................  $22,570  $11,088     $4,923
Ratio of expenses to average daily net
 assets (c)............................      .85%     .85%       .85%(d)
Ratio of net investment income to
 average daily net assets (c)..........      .60%     .69%      2.04%(d)
Portfolio turnover rate (excluding
 short-term securities)................    103.4%   164.0%      36.7%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares . For periods less one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $102,703, $114,468 and $22,940 in expenses for the years ended December 31, 1999 and 1998 and the period ended December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.48%, 2.53% and 3.13%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.03)%, (.99)% and (.24)%, respectively.
(d)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                       NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

MICRO-CAP GROWTH PORTFOLIO

                                                              PERIOD FROM
                                             YEAR ENDED        OCTOBER 1,
                                            DECEMBER 31,       1997(A) TO
                                         -------------------  DECEMBER 31,
                                           1999       1998        1997
                                         ---------  --------  ------------
Net asset value, beginning of period...   $  1.01    $  .89     $  1.06
                                          -------    ------     -------
Income from investment operations:
  Net gains (losses) on securities
   (both realized and unrealized)......      1.50       .12        (.14)
                                          -------    ------     -------
    Total from investment operations...      1.50       .12        (.14)
                                          -------    ------     -------
Less distributions:
  Distributions from net realized
   gains...............................        --        --        (.03)
                                          -------    ------     -------
    Total distributions................        --        --        (.03)
                                          -------    ------     -------
Net asset value, end of period.........   $  2.51    $ 1.01     $   .89
                                          =======    ======     =======
Total return (b).......................    148.77%    13.44%     (13.20)%
Net assets, end of period (in
 thousands)............................   $42,554    $8,034     $ 4,591
Ratio of expenses to average daily net
 assets (c)............................      1.25%     1.25%       1.25%(d)
Ratio of net investment income (loss)
 to average daily net assets (c).......      (.47)%    (.40)%      (.24)%(d)
Portfolio turnover rate (excluding
 short-term securities)................     108.5%     67.4%       28.9%

------------

(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $50,020, $46,960 and $11,102 in expenses for the years ended December 31, 1999 and 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.57%, 2.10% and 2.03%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.79)%, (1.25)% and (1.02)%, respectively.
(d)  Adjusted to an annual basis.

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS - continued

(8) FINANCIAL HIGHLIGHTS - (CONTINUED)

REAL ESTATE SECURITIES PORTFOLIO

                                                       PERIOD FROM
                                                          MAY 1,
                                          YEAR ENDED    1998(A) TO
                                         DECEMBER 31,  DECEMBER 31,
                                             1999          1998
                                         ------------  ------------
Net asset value, beginning of period...     $  .83       $  1.02
                                            ------       -------
Income from investment operations:
  Net investment income................        .04           .03
  Net losses on securities (both
   realized and unrealized)............       (.07)         (.19)
                                            ------       -------
    Total from investment operations...       (.03)         (.16)
                                            ------       -------
Less distributions:
  Dividends from net investment
   income..............................       (.03)         (.03)
  Tax return of capital................       (.01)           --
                                            ------       -------
    Total distributions................       (.04)         (.03)
                                            ------       -------
Net asset value, end of period.........     $  .76       $   .83
                                            ======       =======
Total return (b).......................      (3.89)%      (14.90)%
Net assets, end of period (in
 thousands)............................     $5,826       $ 5,322
Ratio of expenses to average daily net
 assets (c)............................        .90%          .90%(d)
Ratio of net investment income to
 average daily net assets (c)..........       4.58%         5.54%(d)
Portfolio turnover rate (excluding
 short-term securities)................      106.3%         54.0%

------------

(a) The inception of the Portfolio was May 1, 1998, when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(c) Minnesota Life voluntarily absorbed $63,511 and $31,736 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 3.43% and 4.54%, respectively.
(d)  Adjusted to an annual basis.

                                   THIS OFFERING IS AVAILABLE THROUGH ASCEND
                                   FINANCIAL SERVICES, INC., A REGISTERED
                                   BROKER/DEALER. ASCEND FINANCIAL SERVICES,
                                   INC. IS A SUBSIDIARY OF MINNESOTA LIFE.

                                   THIS REPORT MAY BE USED AS SALES LITERATURE
                                   IN CONNECTION WITH THE OFFER OR SALE OF
                                   VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS
                                   FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, GROUP VARIABLE ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.

                                   [LOGO]

                                   ASCEND FINANCIAL SERVICES, INC.
                                   SECURITIES DEALER, MEMBER NASD/SIPC
                                   400 ROBERT STREET NORTH
                                   ST. PAUL, MN 55101-2098
                                   1.888.AFS.1838
                                   (1.888.237.1838)

MINNESOTA LIFE                             PRESORTED STANDARD
A Minnesota Mutual Company                 U.S. POSTAGE PAID
                                           ST. PAUL, MN
400 Robert Street North                    PERMIT NO. 3547
St. Paul, MN 55101-2098
ADDRESS SERVICE REQUESTED

F. 38897 Rev. 2-2000